As filed with the Securities and Exchange Commission on February 23, 2022

File No. 333-146680

File No. 811-22132

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 110	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 112	☒
(Check appropriate box or boxes)

Aberdeen Funds

(Exact Name of Registrant as Specified in Charter)

1900 Market Street, Suite 200
Philadelphia, PA 19103

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: 866-667-9231

Lucia Sitar, Esq.

c/o abrdn Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

(Name and Address of Agent for Service)

Copy to:

Thomas C. Bogle, Esq.

Dechert LLP

1900 K Street, NW

Washington, DC 20006-1110

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☒	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The information in this document is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED February 23, 2022

abrdn Funds

PROSPECTUS

[  ], 2022

abrdn EM SMA Completion Fund [ ]

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds’ shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

abrdn EM SMA Completion Fund	1

Additional Information about Principal Strategies	4

Additional Information about Investments, Investment Techniques and Risks	4

Fund Management	9

Investment Adviser	9
Sub-advisers	9
Management Fees	9
Portfolio Management	9
Multi-Manager Structure	10

Investing with abrdn Funds	11

Contacting abrdn Funds	11
Buying and Selling Shares	11

Distributions and Taxes	15

Income and Capital Gain Distributions	15
Tax Considerations	15
Selling Shares	16
Tax Status for Retirement Plans and Other Tax-Deferred Accounts	16
Backup Withholding	16
Other	16

Financial Highlights	16

Summary – abrdn EM SMA Completion Fund

abrdn EM SMA Completion Fund

Objective

The abrdn EM SMA Completion Fund (the “EM SMA Completion Fund” or the “Fund") seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy, hold and sell shares of the abrdn EM SMA Completion Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	[ ]	%
Total Annual Fund Operating Expenses	[ ]	%
Less: Amount of Fee Limitations/Expense Reimbursements(2)	[ ]	%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	[0]	%

[1]	None of abrdn Inc. (the “Adviser”), abrdn Asia Limited (“AAL”) or Aberdeen Asset Managers Limited (“AAML” and collectively with AAL, the “Sub-advisers”) charges a management fee or sub-advisory fee to the Fund. Shareholders should be aware, however, that the Fund is an integral part of separately managed account programs, and the Fund’s Adviser, the Fund’s Sub-advisers or their affiliates will be compensated directly or indirectly by separately managed account program sponsors or program participants for managed account advisory services.
[2]	abrdn Funds (the “Trust”) and the Adviser have entered into a written contract pursuant to which the Adviser has agreed to reimburse the Fund’s operating expenses (excluding certain expenses, including any taxes, interest, brokerage fees, Acquired Fund Fees and Expenses and extraordinary expenses). This contractual arrangement may not be terminated before [February 29, 2024] without the approval of the Independent Trustees.

Example

This Example is intended to help you compare the cost of investing in the abrdn EM SMA Completion Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year		3 Years
$	[0]	$	[0]

Portfolio Turnover

The abrdn EM SMA Completion Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Portfolio turnover information is not available for the Fund because it is new.

Principal Strategies

The abrdn EM SMA Completion Fund will invest primarily in common stocks, but may also invest in other types of equity securities, including, but not limited to, preferred stock and depositary receipts. As a non-fundamental policy, under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market companies. An emerging market country is any country determined by the Adviser or Sub-advisers to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Emerging market countries include every nation in the world except the United States, the United Kingdom, Canada, Japan, Australia, New Zealand, Israel, Hong Kong, Singapore and most countries located in Western Europe. A company is considered to be an emerging market company if Fund management determines that the company meets one or more of the following criteria:

•	the company is organized under the laws of, or has its principal office in an emerging market country;

•	the company has its principal securities trading market in an emerging market country; and/or

•	the company derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in an emerging market country.

At times, the Fund may have a significant amount of its assets invested in a country or geographic region. The Fund may invest in securities denominated in U.S. Dollars and currencies of emerging market countries in which it is permitted to invest. The Fund typically has full currency exposure to those markets in which it invests.

The Fund may invest in securities of any market capitalization, including small and mid-cap securities.

Summary – abrdn EM SMA Completion Fund	1

Summary – abrdn EM SMA Completion Fund

The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector. The Fund currently anticipates that it will have significant exposure to the information technology sector.

In seeking to achieve the Fund’s investment objective, the Adviser and Sub-advisers invest in quality companies and are an active, engaged owners. The Adviser and Sub-advisers evaluate every company against quality criteria and build conviction using a team-based approach and peer review process. The quality assessment covers five key factors: 1) the durability of the business model, 2) the attractiveness of the industry, 3) the strength of financials, 4) the capability of management, and 5) assessment of the company’s environmental, social and governance (“ESG”) credentials. The Adviser and Sub-advisers seek to understand what is changing in companies, industries and markets but isn’t being priced into the market or is being mispriced. Through deep, fundamental research, supported by a global research presence and proprietary tools, the Adviser and Sub-advisers seek to identify companies whose quality is not yet fully recognized by the market.

The Fund is non-diversified any may invest a significant portion of its assets in the securities of a single issuer or a small number of issuers.

Principal Risks

The abrdn EM SMA Completion Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments – and therefore, the value of Fund shares – may fluctuate. The following is a list of the principal risks of investing in the Fund (in alphabetical order after the first seven risks).

Market Risk – Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

Issuer Risk – The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry), or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline).

Management Risk – The Fund is subject to the risk that the Adviser or Sub-advisers may make poor security selections. The Adviser or Sub-adviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser or Sub-advisers may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Emerging Markets Risk – A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging markets countries, municipalities or governments because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

Foreign Currency Exposure Risk – The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Foreign Securities Risk – Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Mid-Cap Securities Risk – Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

Non-Diversified Fund Risk – The Fund’s performance may be more volatile than a diversified fund because it may invest a greater percentage of its total assets in the securities of a single issuer.

Sector Risk – To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Summary – abrdn EM SMA Completion Fund	2

Summary – abrdn EM SMA Completion Fund

Small-Cap Securities Risk – Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

Valuation Risk – The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

Performance information is not available for the abrdn EM SMA Completion Fund because it is new.  For updated performance information, please visit https://www.abrdn.com/en-us/us/investor/fund-centre#literature or call 866-667-9231.

Investment Adviser

abrdn Inc. serves as the abrdn EM SMA Completion Fund’s investment adviser. abrdn Asia Limited (“AAL”) and Aberdeen Asset Managers Limited (“AAML”) serve as the Fund’s sub-advisers.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Kristy Fong	Senior Investment Director	Inception
Joanne Irvine	Deputy Head of Global Emerging Markets	Inception
Devan Kaloo	Global Head of Public Markets	Inception
William Scholes	Investment Director	Inception

Purchase and Sale of Fund Shares

NOT AVAILABLE TO THE GENERAL PUBLIC.

Shares of the fund may be purchased only by or on behalf of separately managed account clients where the Fund’s Adviser or an affiliate of the Adviser (each a “Managed Account Adviser”) has an agreement with the managed account program sponsor (the “Program Sponsor”), or directly with the client, to provide management or advisory services to the managed account or to the Program Sponsor for its use in managing such account.

There are no maximum or minimum investment requirements in the Fund (although your Program Sponsor may have certain investment requirements).

Redemption orders are made based on instructions from your Managed Account Adviser or Program Sponsor to the broker/dealer who executes trades for the account.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Summary – abrdn EM SMA Completion Fund	3

Fund Details

Additional Information about Principal Strategies

In seeking to achieve the Fund’s investment objective, the Adviser and Sub-adviser(s), as applicable, (together, the “Advisers”) invest in quality companies and are active, engaged owners. The Advisers evaluate every company against quality criteria and build conviction using a team-based approach and peer review process. The quality assessment covers five key factors: (1) durability of the business model, (2) the attractiveness of the industry, (3) the strength of financials, (4) the capability of management, and (5) assessment of the company’s Environmental, Social and Governance (“ESG”) credentials.

ESG analysis is integrated into the Advisers’ investment process in order to manage risk and to seek to generate better returns. Analysis covers ESG opportunities, risks and financial materiality and the Advisers restrict investments in companies with low proprietary ESG ratings. Once invested, the Advisers actively engage with companies to seek to raise ESG standards and governance practices and support those companies identified as leaders. More information about the Advisers’ approach to engagement is described in Appendix C to the Statement of Additional Information.

The Advisers seek to understand what is changing in companies, industries and markets but isn’t being priced into the market or is being mispriced. Through deep, fundamental research, supported by a global research presence and proprietary tools, the Advisers seek to identify companies whose quality is not yet fully recognized by the market.

The Advisers may sell a security when they perceive that a company’s business direction or growth potential has changed or the company’s valuations no longer offer attractive relative value.

Investment Objective. The investment objective of the Fund is not fundamental and may be changed by the Board of Trustees without shareholder approval.

Derivatives. To the extent that the Fund invests in derivatives with an underlying asset with economic characteristics similar to the investments included in the investment policies described under “Principal Strategies” of the Fund’s “Summary” section above, the market value or notional value of such derivative, depending on the exposure provided by the type of derivative, would be included to meet the applicable investment policy, except for an 80% policy required by Rule 35d-1 with respect to which market value would be included.

80% Investment Policy. If the abrdn EM SMA Completion Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and, if necessary, will change the name of the Fund.

Additional Information about Investments, Investment Techniques and Risks

The principal investments and principal risks of the Fund are disclosed in the Fund’s Summary section. The discussion below provides more information about the principal investments and techniques that the Fund may use and the related risks.

The Statement of Additional Information contains information about additional investments in which the Fund may invest to a lesser degree and additional risks to which the Fund may be subject. The order of the below investments, investment techniques and risks does not indicate their significance.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Emerging Markets Risk – The risks of investing in foreign securities are increased in connection with investments in emerging markets. Emerging markets are countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the Fund to increased volatility or substantial declines in value. Emerging market securities may also be less liquid (particularly during market closures due to local holidays or other reasons) and more difficult to value than securities economically tied to developed foreign countries. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the Fund to risks beyond those generally encountered in developed countries. Emerging market countries typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for U.S. regulators to bring enforcement actions against such issuers. The Fund may also be subject to Emerging Markets Risk if it invests in derivatives or other securities or instruments whose value or return are related to the value or returns of emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Emerging market countries may be dependent on the economies of certain key trading partners, and a reduction in spending on products and services or changes in those economies or their relationships with countries in those regions may cause an adverse impact on the regional economy. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets, as well as political uncertainty, corruption, military intervention, social unrest or natural disasters. The economy of some emerging markets may be particularly exposed to or affected by a certain industry or sector, and therefore issuers and/or securities of such emerging markets may be more affected by the performance of such industries or sectors. For these and other reasons, investments in emerging markets are often considered speculative. The Fund may also invest in frontier markets, which involve the same risks as emerging markets, but to a greater extent since they tend to be even smaller, less developed and less accessible than other emerging markets.

China Risk. In addition to the risks discussed above under “Emerging Markets Risk,” as well as the risks described below under “Foreign Securities Risk,” investing in China presents additional risks. Concentrating investments in China and Hong Kong may make the Fund significantly more volatile than geographically diverse mutual funds. Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage) and differing legal standards. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the Fund’s investments.

Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economies and securities markets of China or Hong Kong. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978. Military conflicts, either in response to internal social unrest or conflicts with other countries, are an ever present consideration.

Fund Details	4

Fund Details

The adoption or continuation of protectionist trade policies by one or more countries (including the U.S.) could lead to decreased demand for Chinese products and have an adverse effect on the Chinese securities markets. In particular, the current political climate has intensified concerns about a potential trade war between China and the United States, as each country has imposed, and may in the future impose additional, tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. Certain securities are, or may in the future become, restricted, and the Fund may be forced to sell such restricted securities and incur a loss as a result. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

Chinese authorities may intervene in the China securities market and halt or suspend trading of securities for short or even longer periods of time. The China securities market has, at times, experienced considerable volatility and has historically been subject to relatively frequent and extensive trading halts and suspensions. These trading halts and suspensions have, among other things, contributed to uncertainty in the markets and reduced the liquidity of the securities subject to such trading halts and suspensions, which could include securities held by the Fund.

Exposure to China may be gained through investments in securities that are economically tied to China or, in some cases, through direct investment in China securities. For a more detailed analysis and explanation of the specific risks of investing in China, please see “Emerging Markets Securities – Investing in China” in the SAI.

Stock Connect. In recent years, non-Chinese investors, including the Fund, have been permitted to make investments usually only available to foreign investors through a quota license or by purchasing from specified brokers in Shanghai or other locations that have stock connect programs.

China Stock Exchange-listed securities are available via brokers in Hong Kong through the Shanghai-Hong Kong Stock Connect program, through the Shenzhen-Hong Kong Stock Connect Program, and may be available in the future through additional stock connect programs as they are developed in different locations (collectively, “Stock Connect Programs”). Stock Connect is subject to a daily quota (the “Daily Quota”), which limits the maximum net purchases under Stock Connect each day and, as such, buy orders for China A Shares would be rejected once the Daily Quota is exceeded (although the Fund will be permitted to sell China A Shares regardless of the Daily Quota balance). Further, Stock Connect, which relies on the connectivity of the Shanghai or Shenzhen markets with Hong Kong, is subject to operational risk and regulations that are relatively untested and subject to change. If one or both of the Chinese and Hong Kong markets are closed on a U.S. trading day, the Fund may not be able to acquire or dispose of China A Shares through Stock Connect in a timely manner, which could adversely affect the Fund’s performance. Additionally, investments through Stock Connect Programs are subject to various risks, including illiquidity risk, currency risk, legal and regulatory uncertainty risk, execution risk, operational risk, tax risk and credit risk.

 Investment in Hong Kong issuers may subject the Fund to legal, regulatory, and political risks, specific to Hong Kong. Hong Kong is closely tied to China, economically and politically, following the UK's 1997 handover of the former colony to China to be governed as a Special Administrative Region. Changes to Hong Kong's legal, financial, and monetary system could negatively impact its economic prospects. Hong Kong's evolving relationship with the central government in Beijing has been a source of political unrest and may result in economic disruption. By treaty, China has committed to preserve Hong Kong's high degree of autonomy in certain matters until 2047. However, as demonstrated by Hong Kong protests in recent years over political, economic, and legal freedoms, and the Chinese government's response to them, there continues to exist political uncertainty within Hong Kong. For example, in June 2020 China adopted a new security law that severely limits freedom of speech in Hong Kong and expands police powers to seize electronic devices and intercept communications of suspects. Widespread protests were held in Hong Kong in response to the new law, and the United States imposed sanctions on certain Hong Kong officials for cracking down on pro-democracy protests. There is no guarantee that additional protests will not arise in the future or whether the United States will respond to such protests with additional sanctions. Further, any changes in the Chinese economy, trade regulations, or control over Hong Kong may have an adverse impact on Hong Kong's economy and thereby impact the Fund.

Equity Securities Risk – Although investments in equity securities, such as stocks, historically have been a leading choice for long-term investors, the values of stocks rise and fall depending on many factors. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry), or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline). Market and economic factors may adversely affect securities markets generally, which could in turn adversely affect the value of the Fund’s investments, regardless of the performance or expected performance of companies in which the Fund invests. Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common stockholders’ claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.

Foreign Currency Exposure Risk – To the extent the Fund invests in securities that trade in, or receive revenues in, foreign currencies, the Fund is subject to the risk that those currencies may fluctuate in value relative to the U.S. Dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. These risks may impact the Fund more greatly to the extent the Fund does not hedge its currency risk.

To the extent a foreign government limits or causes delays in the convertibility or repatriation of its currency, this will adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Such actions could severely affect security prices, impair the Fund's ability to purchase or sell foreign securities or transfer the Fund's assets back into the U.S., or otherwise adversely affect the Fund's operations.

Foreign (non-U.S.) Securities Risk – The Fund uses various criteria to determine to which country or countries the securities in which the Fund invests are economically tied. Because issuers often have activities and operations in several different countries, an issuer could be considered a non-U.S. issuer even though changes in the value of its securities held by the Fund are significantly impacted by its U.S. activities. Similarly, an issuer could be classified as a U.S. issuer even when the changes in the value of the issuer’s securities held by the Fund are significantly impacted by non-U.S. activities. Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

Fund Details	5

Fund Details

•	political and economic changes and/or instability;
•	the impact of currency exchange rate fluctuations;
•	reduced information about issuers;
•	higher transaction costs;
•	less stringent regulatory and accounting standards; and
•	delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investment in a certain market); and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or in securities denominated in a particular foreign currency, the Fund will generally have more exposure to regional economic risks, including weather emergencies and natural disasters, associated for foreign investments. The risks of investing in foreign securities are increased in connection with investments in emerging markets. See “Emerging Markets Risk” above.

Issuer Risk – The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole.

Management Risk – The Fund is subject to the risk that the Adviser or a Sub-adviser may make poor security selections. The Adviser, Sub-advisers and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund, and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser or a Sub-adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies. The Fund is also subject to the risk that deficiencies in the internal systems or controls of the Adviser or a Sub-adviser or another service provider will cause losses for the Fund or hinder Fund operations. For example, trading delays or errors (both human and systematic) could prevent the Fund from purchasing a security expected to appreciate in value.

Market Risk – Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds or stocks as an investment. Also, to the extent that the Fund emphasizes bonds or stocks from any given industry, it could be hurt if that industry does not do well. Additionally, the Fund could lose value if the individual stocks in which it maintains long positions and/or the overall stock markets on which the stocks trade decline in price. In addition, the Fund that engages in short sales could lose value if the individual stocks which they sell short increase in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or increase. Individual stocks are affected by many factors, including:

•	corporate earnings;
•	production;
•	management;
•	sales; and
•	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, the fluctuation of other stock markets around the world, and financial, economic and other global market developments and disruptions, such as those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies and natural/environmental disasters. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the Fund's investments.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and governmental and quasi-governmental authorities and regulators throughout the world have responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. The impact of these policies and legislative changes on the markets, and the practical implications for market participants, may not be fully known for some time. A reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely impact the Fund’s investments. The current market environment could make identifying investment risks and opportunities especially difficult for the Adviser.

Whether or not the Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of the Fund’s investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and as the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the Fund’s business, results of operations and financial condition. In addition, the risk that abrdn plc (formerly, Standard Life Aberdeen plc), the parent of the companies that provide investment advisory, sub-advisory and administration services to the Fund and which is headquartered in the UK, fails to adequately prepare for Brexit could have significant customer, reputation and capital impacts for abrdn plc and its subsidiaries, including those providing services to the Fund. abrdn plc has detailed contingency plan in place to seek to manage the consequences of Brexit on the Fund and to avoid the effect of any disruption on the Fund and to the services its subsidiaries provide. Given the fluidity and complexity of the situation, however, it cannot be assured that the Fund will not be adversely impacted by Brexit despite these preparations. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.

Fund Details	6

Fund Details

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative.

Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, including the Fund, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.

Mid-Cap Securities Risk – Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies. Compared to larger companies, mid-cap securities tend to have analyst coverage by fewer Wall Street firms and may trade at prices that reflect incomplete or inaccurate information. Medium-sized companies may have a shorter history of operations, less access to financing and a less diversified product line and be more susceptible to market pressures and therefore have more volatile security prices and company performance than larger companies. During some periods, securities of medium-sized companies, as an asset class, have underperformed the securities of larger companies.

Non-Diversified Fund Risk – The Fund is subject to non-diversified fund risk because it may invest a greater percentage of their total assets in the securities of a single issuer compared to diversified funds. As a result, a single security’s increase or decrease in value may have a greater impact on the Fund’s performance.

Sector Risk – To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Securities Lending – The Fund may lend its portfolio securities. If the Fund lends securities, the Fund may be subject to the risk of default by the borrower. When the Fund lends its securities it will typically receive collateral, with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned. The value of the securities loaned will be marked to market on a daily basis, and the borrower will provide additional collateral to the Fund to the extent that the value of the securities loaned exceeds the value of collateral previously received by the Fund. When the Fund lends its securities it may lose money if the borrower fails to timely return the securities loaned upon the termination of the loan and the value of the securities loaned exceeds the value of collateral received.

Small-Cap Securities Risk – In general, securities of small-cap companies trade in lower volumes and are subject to greater or more unpredictable price changes than larger cap securities or the market overall. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund’s investment in a small-cap company may lose substantial value. Investing in small-cap companies requires a longer term investment view and may not be appropriate for all investors. These risks may be exacerbated for micro-cap securities.

Sovereign Debt Risk – Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of a foreign government’s debt securities held by the Fund and impact an issuer’s ability and willingness to pay interest or repay principal when due. The Fund may have limited recourse to compel payment in the event of a default. A foreign government’s default on its debt securities may cause the value of securities held by the Fund to decline significantly. The following describes principal risk factors to which investments in sovereign debt are subject:

Economic Risk – The risks associated with the general economic environment of a country. These can encompass, among other things, low quality and growth rate of Gross Domestic Product (“GDP”), high inflation or deflation, high government deficits as a percentage of GDP, weak financial sector, overvalued exchange rate, and high current account deficits as a percentage of GDP.

Political Risk – The risks associated with the general political and social environment of instability, poor socioeconomic conditions, corruption, lack of law and order, lack of democratic accountability, poor quality of the bureaucracy, internal and external conflict, and religious and ethnic tensions. High political risk can impede the economic welfare of a country.

Repayment Risk – A country may be unable to pay its external debt obligations in the immediate future. Repayment risk factors may include but are not limited to high foreign debt as a percentage of GDP, high foreign debt services as a percentage of exports, low foreign exchange reserves as a percentage of short-term debt or exports, and an unsustainable exchange rate structure.

Temporary Investments – Generally, the Fund will be fully invested in accordance with its investment objective and strategies; however, pending investment of cash balances or for other cash management purposes or if the Fund’s management believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash, cash equivalents or other short-term obligations, including:

•	short-term U.S. Government securities;
•	certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks;
•	prime quality commercial paper;
•	repurchase agreements covering any of the securities in which the Fund may invest directly; and
•	shares of money market funds.

Fund Details	7

Fund Details

The use of temporary investments prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

In addition, pending investment of cash balances or for other cash management purposes, the Fund may invest without limit in other instruments, including but not limited to, derivatives that provide exposure to markets or companies in which the Fund may invest and in shares of other investment companies that invest in securities in which the Fund may invest, subject to the limits of the 1940 Act. For information about the risks of investing in derivatives and other investment companies, please see “Derivatives Risk” and “Securities of Other Investment Companies” in the SAI.

Valuation Risk – The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size and the strategies employed by the Adviser generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, odd lot sizes. Odd lots may trade at lower or, occasionally, higher prices than institutional round lots. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

In addition, since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders are not be able to purchase or sell the Fund’s shares.

The SAI contains more information on the Fund’s investments and strategies and can be requested using the address and telephone numbers on the back of this Prospectus.

Other Information

Commodity Pool Operator Exclusion – The Adviser has claimed an exclusion from the definition of “commodity pool operator” under Commodity Futures Trading Commission (“CFTC”) Rule 4.5 for the Fund and therefore the Fund and the Adviser (with respect to the Fund) are not currently subject to registration, disclosure, and regulatory requirements under applicable CFTC rules. The Adviser has to reaffirm annually its eligibility for this exclusion. The Adviser intends to continue to operate the Fund in a manner to maintain its exclusion under CFTC Rule 4.5.

Portfolio Holdings Disclosure – The Fund posts on the Fund’s internet site, https://www.abrdn.com/en-us/us/investor/fund-centre#literature, substantially all of its securities holdings as of the end of each month. Such portfolio holdings generally are available no earlier than 7 business days after the end of the previous month for equity funds. A description of the Fund’s policies and procedures regarding the release of portfolio holdings information is available in the Fund’s SAI.

Fund Details	8

Fund Management

Fund Management

Investment Adviser

abrdn Inc., a Delaware corporation formed in 1993, serves as the investment adviser to the Fund. The Adviser’s principal place of business is located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103. The Adviser manages and supervises the investment of the Fund’s assets on a discretionary basis.

The Adviser is a wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), which has its registered offices at 10 Queen's Terrace, Aberdeen, Scotland AB10 1YG. Aberdeen PLC is a wholly-owned subsidiary of abrdn plc (formerly known as Standard Life Aberdeen plc) (“abrdn”), which has registered offices at 1 George Street, Edinburgh, Scotland EH2 2LL. Standard Life Aberdeen plc was renamed abrdn plc effective July 5, 2021 and abrdn, combined with its subsidiaries and affiliates, manages or administers approximately $[ ] in assets as of [ ]. abrdn provides asset management and investment solutions for clients and customers worldwide and also have a strong position in the pensions and savings market.

In rendering investment advisory services, the Adviser, and Sub-advisers described below, may use the resources of investment advisor subsidiaries of abrdn plc. These affiliates have entered into a memorandum of understanding / personnel sharing procedures (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management and research services to U.S. clients of the abrdn plc affiliates, including the Fund, as associated persons of the Adviser or a Sub-adviser. No remuneration is paid by the Fund with regards to the MOU.

Sub-advisers

Aberdeen Asset Managers Limited (“AAML”), a Scottish Company, and abrdn Asia Limited (“AAL” and together with AAML, the “Sub-advisers”), a Singapore corporation, serve as Sub-advisers to the Fund. AAML’s registered office is located at 10 Queen's Terrace, Aberdeen, Scotland AB10 1YG. AAL’s principal place of business is located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480. AAML and AAL are responsible for the day-to-day management of the Fund. To the extent that AAML or AAL do not have management over a specific portion of the Fund’s assets, AAML and AAL will assist the Adviser with oversight for the Fund. AAML and AAL are both affiliates of the Adviser and wholly owned by abrdn PLC.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and sub-advisory agreements for the Fund will be available in the Fund’s first annual or semiannual Report to Shareholders.

Management Fees

The Fund does not pay the Adviser or the Sub-advisers a management fee.

abrdn Funds (the “Trust”) and the Adviser have entered into a written contract pursuant to which the Adviser has agreed to reimburse the Fund’s operating expenses (excluding certain expenses, including any taxes, interest, brokerage fees, Acquired Fund Fees and Expenses and extraordinary expenses). This contractual arrangement may not be terminated before [February 29, 2024] without the approval of the Independent Trustees.

Portfolio Management

The Adviser and Sub-advisers generally use a team-based approach for the management of the Fund. Information about the abrdn team members jointly and primarily responsible for managing the Fund is included below.

The Fund is managed by the Global Emerging Markets Equity Team. The team works in a truly collaborative fashion; all team members have both portfolio construction and research responsibilities. The team works in an open floor plan environment in an effort to foster communication among all members. The Adviser and Sub-advisers do not believe in having star managers, instead preferring to have both depth and experience within the team. Depth of team members allows the Adviser and Sub-advisers to perform the diligent research required by the Adviser’s process. The experience of senior managers provides the confidence needed to take a long-term view.

The Team is jointly and primarily responsible for the day-to-day management of the Fund, with the following members having the most significant responsibility for the day-to-day management of the Fund, as indicated:

Portfolio Manager

Kristy Fong, CFA®, Senior Investment Director

Kristy Fong is a Senior Investment Director on the Asian Equities Team at abrdn. Kristy joined the company in 2004 from UOB KayHian Pte Ltd where she was an Analyst. Kristy graduated with a BA (Hons) in Accountancy from Nanyang Technological University, Singapore and is a CFA® charterholder.

Joanne Irvine, Deputy Head of Global Emerging Markets

Joanne Irvine is Deputy Head of Global Emerging Markets on the Global Emerging Markets Equity Team in London at abrdn. Joanne joined the company in 1996 in a group development role, and moved to the Global Emerging Markets Equity Team in 1997. Prior to abrdn, Joanne was with Rutherford Manson Dowds (subsequently acquired by Deloitte), specializing in raising private equity and bank funding for private companies.

Fund Management  9

Fund Management

Portfolio Manager

Devan Kaloo, Global Head of Public Markets

Devan Kaloo is Global Head of Public Markets for abrdn. Devan joined the company in 2000 as part of the Asian equities team in Singapore, before later transferring to London where he took up the position of Head of Global Emerging Markets Equities in 2005. In 2015 he was promoted to Global Head of Equities and joined the company’s Group management board. Devan started in fund management with Martin Currie in 1994 covering Latin America, before subsequently working with the North American equities, global asset allocation and eventually the Asian equities teams. Devan graduated with an MA (Hons) in International Relations and Management from the University of St Andrews and has a postgraduate diploma in Investment Analysis from the University of Stirling.

William Scholes, CFA®, Investment Director

William Scholes is an Investment Director on the Global Emerging Markets Equity Team at abrdn. William joined the company in 2009 on the graduate rotation scheme. William graduated with a BA (Hons) in Modern and Medieval Languages from Magdalen College, Oxford. He is a CFA® charterholder.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund(s) managed by the portfolio manager, if any.

Multi-Manager Structure

The Adviser and the Trust have received an exemptive order from the Securities and Exchange Commission for a multi-manager structure that allows the Adviser, subject to the approval of the Board of Trustees, to hire, replace or terminate a sub-adviser (excluding hiring a sub-adviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a sub-advisory agreement with an unaffiliated sub-adviser with the approval of the Board of Trustees, but without shareholder approval.

If a new unaffiliated sub-adviser is hired for the Fund, shareholders will receive information about the new sub-adviser within 90 days of the change. The multi-manager structure allows the Fund greater flexibility enabling them to operate more efficiently.

Under the multi-manager structure, the Adviser has ultimate responsibility, subject to oversight by the Board of Trustees, for overseeing the Fund’s sub-advisers and recommending to the Board of Trustees the hiring, termination or replacement of a sub-adviser. In instances where the Adviser hires a sub-adviser, the Adviser performs the following oversight and evaluation services to the sub-advised Fund:

●	initial due diligence on prospective Fund sub-advisers;

●	monitoring sub-adviser performance, including ongoing analysis and periodic consultations;

●	communicating performance expectations and evaluations to the sub-advisers; and

●	making recommendations to the Board of Trustees regarding renewal, modification or termination of a sub-adviser’s contract.

The Adviser does not currently utilize un-affiliated sub-advisers in reliance on this exemptive order for the Fund described in this Prospectus. Where the Adviser does recommend sub-adviser changes, the Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the sub-adviser. Although the Adviser monitors the sub-adviser’s performance, there is no certainty that any sub-adviser or Fund will obtain favorable results at any given time.

Fund Management  10

Investing with abrdn Funds

Investing with abrdn Funds

Shares of the Fund have not been registered for sale outside of the United States and its territories.

SHARES OF THE FUND ARE NOT AVAILABLE TO THE GENERAL PUBLIC.

Contacting abrdn Funds

Customer Service Representatives are available 8 a.m. to 6 p.m. Eastern Time, Monday through Friday at 866-667-9231.

Share Price

The net asset value or “NAV” is the value of a single share. A separate NAV is calculated for each share class of the Fund. The NAV is:

●	calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

●	generally determined by dividing the total net market value of the securities and other assets owned by the Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The purchase or “offering” price for Fund shares is the NAV for a particular class next determined after the order is received in good form by the Fund’s transfer agent or an authorized intermediary. An order is in “good form” if the Fund’s transfer agent has all the information and documentation it deems necessary to effect your order.

Please note the following with respect to the price at which your transactions are processed:

Fund shares will generally not be priced on any day the New York Stock Exchange is closed.

The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets are stopped at a time other than their regularly scheduled closing time. In the event the New York Stock Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during this situation, please call 1-866-667-9231.

The Fund does not calculate NAV on days when the New York Stock Exchange is regularly closed. The New York Stock Exchange is closed on the following days:

●	New Year’s Day

●	Martin Luther King, Jr. Day

●	Presidents’ Day

●	Good Friday

●	Memorial Day

●	Juneteenth National Independence Day
●	Independence Day

●	Labor Day

●	Thanksgiving Day

●	Christmas Day

●	Other days as determined by the New York Stock Exchange.

Foreign securities may trade on their local markets on days when the Fund is closed. As a result, if the Fund holds foreign securities, its NAV may be impacted on days when investors may not be able to purchase or redeem shares.

Buying and Selling Shares

Fund Transactions

All transaction orders must be received by the Fund’s transfer agent in Kansas City, Missouri or an authorized intermediary prior to the calculation of the Fund’s NAV to receive that day’s NAV.

Investing with abrdn Funds   11

Investing with abrdn Funds

How to Buy Shares

Shares of the Fund may be purchased only by or on behalf of separately managed account clients where the Fund’s Adviser or an affiliate of the Adviser (each a “Managed Account Adviser”) has an agreement with the managed account program sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker/dealer), or directly with the client, to provide management or advisory services to the managed account.

There are no maximum or minimum investment requirements applicable to the Fund (although your Program Sponsor may have certain investment requirements for separately managed accounts). Purchase orders are made based on instructions from your Managed Account Adviser or Program Sponsor to the broker/dealer who executes trades for your account. To make a purchase, your broker/dealer must submit a purchase order to the fund’s transfer agent, either directly or through an appropriate clearing agency (e.g., the National Securities Clearing Corporation—Fund/SERV).

For more information about buying shares, please contact your Program Sponsor. The Fund may reject any order to buy shares and may suspend the offering of shares at any time.

How to Sell* Shares

* A medallion signature guarantee may be required. See “Medallion Signature Guarantee” below.

Redemption orders are placed on your behalf by your Managed Account Adviser or Program Sponsor with the broker/dealer that executes trades for your managed account. Shares of the Fund can be redeemed through the broker/dealer on any day the New York Stock Exchange (the “NYSE”) is open. Shares of the Fund may be held only by investors participating in an eligible managed account program and cannot be transferred.

The Fund reserves the right to redeem shares of any investor if the investor ceases to be a participant in an eligible managed account program. The liquidation of Fund shares will have tax consequences for the investor. Each investor, by participating in a managed account program that purchases Fund shares, agrees to the redemption of such Fund shares upon termination of its participation in such program. Subject to applicable law, the Fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

Pricing of Fund Shares

The Fund values its securities at current market value or fair value, consistent with regulatory requirements.  “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time”, subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Open-end mutual funds are valued at the respective net asset value as reported by such company. The prospectuses for the registered open-end management investment companies in which the Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.  Closed-end funds and ETFs are valued at the market price of the security at the Valuation Time.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined confidence threshold.

Long-term fixed income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Fund’s Board of Trustees. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, and the strategies employed by the Adviser generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, “odd lot” sizes. Odd lots may trade at lower, or occasionally, higher prices than institutional round lot trades. Short-term fixed income securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value.

Derivative instruments are generally valued according to the following procedures. Forward currency exchange contracts are generally valued based on the current spot exchange rates and the forward exchange rate points (ex. 1-month, 3-month) that are obtained from an approved pricing agent. Based on the actual settlement dates of the forward contracts held, an interpolated value of the forward points is combined with the spot exchange rate to derive the valuation.  Futures contracts are generally valued at the most recent settlement price as of NAV determination.  Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).  When market quotations or exchange rates are not readily available, or if the Adviser concludes that such market quotations do not accurately reflect fair value, the fair value of the Fund’s assets are determined in good faith in accordance with the Valuation Procedures.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using Valuation and Liquidity Procedures approved by the Fund’s Board of Trustees.

Investing with abrdn Funds   12

Investing with abrdn Funds

In-Kind Purchases

The Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or other financial intermediary pursuant to an agreement, the Fund must obtain the following information for each person that opens a new account:

●	name;

●	date of birth (for individuals);

●	residential or business street address (although post office boxes are still permitted for mailing); and

●	Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. If the NAV on the redemption date is lower than the NAV on your original purchase date, you will receive less than your original investment amount when the account is closed (less any applicable CDSC).

Selling Shares

You can sell, or in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV next determined after the Fund’s authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Fund’s investments at the time of the redemption.

You may not be able to redeem your Fund shares or the Fund may delay paying your redemption proceeds if:

●	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
●	trading is restricted; or
●	an emergency exists (as determined by the Securities and Exchange Commission).

Generally, the Fund will issue payment for shares that you redeem within two business days after your redemption request is received in good order. The proceeds will be sent to you thereafter and delivery time may vary depending on the method by which you owned your shares (for example, directly or through a broker). Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Fund may delay forwarding redemption proceeds for up to seven days:

●	if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

Occasionally, large shareholder redemption requests may exceed the cash balance of the Fund and result in overdraft charges to the Fund until the sale of portfolio securities to cover the redemption request settle, which is typically a few days.

Under normal circumstances, the Fund expects to meet redemption requests by using cash in its portfolio or by selling portfolio securities to generate cash. During periods of stressed market conditions, when a significant portion of the Fund’s portfolio may be comprised of less-liquid investments, such Fund may be more likely to limit cash redemptions and may determine to pay redemption proceeds by borrowing under its overdraft facility, and/or by transferring some of the securities held by the Fund directly to an account holder as a redemption-in-kind of securities (instead of cash). For more about abrdn Funds’ ability to make a redemption-in-kind, see the SAI.

The Board of Trustees has adopted procedures for redemptions in-kind by shareholders including affiliated and unaffiliated persons of the Fund. Affiliated persons of the Fund include shareholders who are affiliates of the Adviser and shareholders of the Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption-in-kind shall be effected at approximately the affiliated shareholder’s proportionate share of the Fund’s current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder. Further, the procedures require that, in general, in-kind redemptions may be distributed on a pro rata basis whereby the redeeming shareholder would receive a proportionate share of every investment held by the Fund including cash. In certain circumstances, however, pro rata distribution with some adjustments may be made when the redeeming shareholder is restricted by law from taking possession of certain securities or the Fund’s Adviser believes such a distribution is in the best interests of shareholders.

Medallion Signature Guarantee

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer’s signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.

Investing with abrdn Funds   13

Investing with abrdn Funds

Excessive or Short-Term Trading

Because the Fund is designed to be a component of separately managed accounts that also invest, at the direction of or based on the advice of the accounts’ investment manager, in individual securities and other investments, Fund shares may be purchased or redeemed on a frequent basis for rebalancing purposes or to invest new monies (including through dividend reinvestment) or to accommodate reductions in account size. The Fund is managed in a manner that is consistent with its role in separately managed accounts. Separately managed account clients are typically not in a position to directly effect purchase and redemption orders under the terms of their separately managed account and are, therefore, unable to directly trade in Fund shares. Accordingly, the Board of Trustees has not adopted specific buying and exchanging limitations based on trading frequency for the Fund.

The Fund reserves the right to reject, without any prior notice, any purchase order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its sole discretion restrict or reject a purchase order if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. Your Program Sponsor or financial intermediary may have their own market timing policy, which may be more restrictive.

Fair Valuation

The Trust has fair value pricing procedures in place as described above in “Investing with abrdn Funds: Pricing of Fund Shares.”

Investing with abrdn Funds   14

Distributions and Taxes

The following information is provided to help you understand the income and capital gains you can earn while you own Fund shares, as well as the federal income taxes you may have to pay. The amount of any distribution will vary and there is no guarantee the Fund will pay either income dividends or capital gain distributions. For tax advice about your personal tax situation, please speak with your tax adviser.

Income and Capital Gain Distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M the Internal Revenue Code of 1986, as amended (the “Code” or the “Internal Revenue Code”). As a regulated investment company, the Fund generally pays no federal income tax on the income and capital gains it distributes to you. The abrdn EM SMA Completion Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends annually. Capital gains, if any, may be distributed at least annually. The Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. All income and capital gain distributions are automatically reinvested in shares of the applicable Fund. You may request in writing a payment in cash if the distribution is in excess of $5.

If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the Fund at the Fund’s then-current NAV until you give the Trust different instructions.

Tax Considerations

If you are a taxable investor, a portion of the dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes and possibly local taxes:

●	distributions are taxable to you at either ordinary income or capital gains tax rates (except as described below with respect to exempt-interest dividends);

●	distributions of short-term capital gains are paid to you as ordinary income that is taxable at applicable ordinary income tax rates;

●	distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;

●	for individuals, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gain tax rates, provided that certain holding period requirements are met;

●	for individuals, a portion of the income dividends paid may be eligible for a 20% “qualified business income” deduction between 2018 and 2025 to the extent attributable to ordinary real estate investment trust (“REIT”) dividends, provided that certain holding period requirements are met;

●	for corporate shareholders, a portion of income dividends may be eligible for the corporate dividends-received deduction, subject to certain limitations; and

●	distributions declared in October, November or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099-DIV (any exempt interest dividends will be reported on Form 1099-INT), which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). The Fund may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Fund, from ascertaining with certainty, until after the calendar year end, and in some cases the Fund’s fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, the Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

Distributions from the Fund (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

Dividends and other distributions by the Fund are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or capital gain distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

In certain situations, the Fund may, for a taxable year, defer all or a portion of its net capital loss realized after October (or if there is no net capital loss, then any net long-term or short-term capital loss) and its late-year ordinary loss (defined as the sum of the excess of post-October non-U.S. currency and passive non-U.S. investment company (“PFIC”) losses over post-October non-U.S. currency and PFIC gains plus the excess of post-December ordinary losses over post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

If more than 50% of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If the Fund elects to do so, then any foreign taxes it pays on these investments may be passed through to you either as a deduction (in calculating U.S. taxable income, but only for investors who itemize their deductions on their personal tax returns) or as a foreign tax credit.

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If you are a taxable investor and invest in the Fund shortly before the record date of a capital gains distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution. This is commonly known as “buying a dividend.”

Selling Shares

Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For individuals, any long-term capital gains you realize from selling Fund shares are currently taxed at 15% or 20%, depending on whether your income exceeds certain threshold amounts, which are adjusted annually for inflation. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

Tax Status for Retirement Plans and Other Tax-Deferred Accounts

When you invest in the Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, dividend and capital gain distributions generally are not subject to current federal income taxes. In general, these entities are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

Backup Withholding

By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds.

Other

Distributions and gains from the sale or exchange of your Fund shares may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding at a 30% or lower treaty tax rate, U.S. estate tax and special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Properly reported dividends received by a non-U.S. investor are generally exempt from U.S. federal withholding tax when they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (ii) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, the Fund may report all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund's distributions (e.g., interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. Exemptions from U.S. withholding tax are also provided for exempt-interest dividends and capital gain dividends paid by the Fund from long-term capital gains, if any. However, notwithstanding such exemption from U.S. withholding at the source, any dividends and distributions of income or capital gains will be subject to backup withholding if you fail to properly certify that you are not a U.S. person.

Under current law, the Fund serves to block unrelated business taxable income from being realized by their tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize unrelated business taxable income by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. Certain types of income received by the Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to report some or all of its distributions as “excess inclusion income.” To Fund shareholders, such excess inclusion income may (i) constitute taxable income, as “unrelated business taxable income” for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has unrelated business taxable income for a taxable year, a 100% excise tax on the unrelated business taxable income is imposed on the trust.

A 3.8% Medicare contribution tax is imposed on net investment income, including, among other things, dividends and net gain from investments, of U.S. individuals with income exceeding $200,000 ($250,000 if married filing jointly), and of estates and trusts.

Additionally, a 30% withholding tax is currently imposed on fund dividends paid to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund.

Financial Highlights

Because the Fund is new, no financial highlights information is included for the Fund.

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Please read this Prospectus before you invest, and keep it with your records. The following documents – which may be obtained free of charge – contain additional information about the Fund:

●	Statement of Additional Information (incorporated by reference into this Prospectus)

●	Annual Reports (which, when available, will contain discussions of the market conditions and investment strategies that significantly affected the Fund’s performance)

●	Semi-Annual Reports (when available)

While this Prospectus and the Statement of Additional Information of the Trust describe pertinent information about the Trust and the Fund, neither this Prospectus nor the Statement of Additional Information represents a contract between the Trust or the Fund and any shareholder or any other party.

To obtain any of the above documents free of charge (when available), to request other information about the Fund, or to make other shareholder inquiries, contact us at the address or number listed below. You can also access and download the annual and semi-annual reports (when available) and the Statement of Additional Information at the Fund’s website https://www.abrdn.com/en-us/us/investor/fund-centre#literature.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 866-667-9231, or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

If you wish to receive regulatory materials and/or account statements electronically, you can sign-up for our free e-delivery service. Please visit the Fund’s website at https://www.abrdn.com/en-us/us/investor/fund-centre#literature or call 866-667-9231 for additional information.

For Additional Information Contact:

866-667-9231 (toll free)

Customer Service Representatives are available 8 a.m.-6 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices.

Also, visit the Fund’s website at https://www.abrdn.com/en-us/us/investor/fund-centre#literature.

Information from the Securities and Exchange Commission (SEC)

You can obtain information about the Fund, including the SAI from the SEC:

●	on the SEC’s EDGAR database via the Internet at www.sec.gov; or

●	by electronic request to publicinfo@sec.gov (the SEC charges a fee for this service).

THE TRUST’S INVESTMENT COMPANY ACT FILE NO.: 811-22132

C-i

The information in this document is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED February 23, 2022

STATEMENT OF ADDITIONAL INFORMATION

[ ], 2022

abrdn Funds

abrdn EM SMA Completion Fund [ ]

abrdn Funds (the “Trust”) is a registered open-end investment company consisting of [21] series as of the date hereof. This Statement of Additional Information (“SAI”) relates to the series of the Trust listed above (the “Fund”). This SAI is not a prospectus but is incorporated by reference into the Prospectus for the Fund. It contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Prospectus for the Fund dated [ ], 2022.

Terms not defined in this SAI have the meanings assigned to them in the Prospectus. You can order copies of the Prospectus without charge by writing to abrdn Funds, c/o DST Asset Manager Solutions, Inc. (“DST”) at 430 W. 7th Street, Ste. 219534, Kansas City, MO 64105-1407 or calling (toll-free) 866-667-9231.

A copy of the Annual Report, when available, may be obtained upon request and without charge by writing to abrdn Funds at 430 W. 7th Street, Ste. 219534, Kansas City, MO 64105-1407 or by calling 866-667-9231.

i

GENERAL INFORMATION

The Trust is an open-end management investment company formed as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007. The Trust currently consists of [21] separate series, each with its own investment objective.

The Fund is a non-diversified open-end management investment company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

The Fund invests in a variety of securities and employs a number of investment techniques that involve certain risks. The Prospectus for the Fund highlights the principal investment strategies, investment techniques and risks. This SAI contains additional information regarding the principal investment strategies for the Fund and information about non-principal investment strategies of the Fund. The following provides additional information concerning permissible investments and techniques for the Fund and risk factors.

Please review the discussions in the Prospectus for further information regarding the investment objective and policies of the Fund.

References to the “Adviser” in this section also include the Sub-advisers, as applicable.

General Information about the Fund’s Portfolio Instruments and Investment Policies

The following is a description of various types of securities, instruments and techniques that may be purchased and/or used by the Fund as well as certain risks to which the Fund is subject.

Adjustable, Floating and Variable Rate Instruments. Floating, adjustable rate or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable or adjustable rate securities changes at preset times based upon an underlying index. Certain of the floating or variable rate obligations that may be purchased by the Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.

The interest rates paid on the adjustable rate securities in which the Fund may invest generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on U.S. Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th Federal District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. See “LIBOR Risk” below.

Auction rate securities are variable rate bonds whose interest rates are reset at specified intervals through a “Dutch” auction process. A “Dutch” auction is a competitive bidding process designed to determine a single uniform clearing rate that enables purchases and sales of the auction rate securities to take place at par. All accepted bids and holders of the auction rate securities receive the same rate. Auction rate securities holders rely on the liquidity generated by the auction. There is a risk that an auction will fail due to insufficient demand for the securities. If an auction fails, an auction rate security may become illiquid until a subsequent successful auction is conducted, the issuer redeems the issue, or a secondary market develops. See “Municipal Securities” below for more information about auction rate securities.

Demand Instruments. Demand instruments usually have a stated maturity of more than one year but contain a demand feature (or “put”) that enables the holder to redeem the investment. Variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates. Floating-rate demand instruments provide for automatic adjustment of interest rates whenever a specified interest rate (e.g., the prime rate) changes. These floating and variable rate instruments are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Variable rate instruments include participation interests in variable- or fixed-rate municipal obligations owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying municipal obligations may be fixed, the terms of the participation interest may result in a fund receiving a variable rate on its investment.

Because of the variable rate nature of the instruments, when prevailing interest rates decline the yield on these instruments will generally decline. On the other hand, during periods when prevailing interest rates increase, the yield on these instruments will generally increase and the instruments will have less risk of capital depreciation than instruments bearing a fixed rate of return.

Some of the demand instruments purchased by the Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as “readily marketable” for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. The Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it is otherwise allowed to purchase. abrdn Inc. (“abrdn Inc.” or the “Adviser”) will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the Fund’s custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund’s custodian.

Borrowing. The Fund, to the extent permitted by its fundamental investment restrictions, may borrow money from banks. The Fund will limit borrowings to amounts not in excess of 33 1⁄3% of the value of the Fund’s total assets less liabilities (other than borrowings), unless the Fund’s fundamental investment restrictions set forth a lower limit. Any borrowings that exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1⁄3% limitation or fundamental investment restriction. The Fund may borrow money as a temporary measure for defensive or emergency purposes in order to meet redemption requests without immediately selling any portfolio securities. Investments in mortgage dollar roll and reverse repurchase agreements are not considered a form of borrowing where the Fund covers its exposure by segregating or earmarking liquid assets. Rule 18f-4 under the 1940 Act (“Rule 18f-4”), which becomes fully effective in August 2022, will permit the Fund to treat reverse repurchase transactions either as borrowings or as “derivatives transactions” subject to the risk-based limits of the rule, and would not require the Fund to maintain a segregated account assets to meet its asset coverage requirements. As described herein, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and coverage transactions reflected in the Fund’s asset segregation and cover practices discussed herein.

Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective(s) and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

Common Stock. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the Fund participates in the success or failure of any company in which it holds stock. The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless. Despite the risk of price volatility, however, common stocks also offer a greater potential for gain on investment, compared to other classes of financial assets such as bonds or cash equivalents. The Fund may also receive common stock as proceeds from a defaulted debt security held by the Fund or from a convertible bond converting to common stock. In such situations, the Fund will hold the common stock at the Adviser’s discretion.

Convertible Securities. Convertible securities are bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which the Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (“LYONs”™).

Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer’s common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations than conventional convertible securities.

Custody/Sub-Custody Risk. To the extent that the Fund invests in markets where custodial and/or settlement systems are not fully developed, the Fund is subject to foreign custody/sub-custody risk. Foreign custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by banks, agents and depositories in securities markets that are less developed than those in the United States. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel non-U.S. agents to hold securities in designated depositories that may not be subject to independent evaluation. The laws of certain countries may place limitations on the ability to recover assets if a non-U.S. bank, agent or depository becomes insolvent or enters bankruptcy. Non- U.S. agents are held only to the standards of care of their local markets, and thus may be subject to limited or no government oversight. In general, the less developed a country's securities market is, or the more difficult communication is with that location, the greater the likelihood of custody problems.

Cyber Security Risk. With the increased use of technologies such as mobile devices and Web-based or “cloud” applications, and the dependence on the Internet and computer systems to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause the Fund to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity. Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service the Fund’s operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Fund’s websites (i.e., efforts to make network services unavailable to intended users). In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Cybersecurity incidents affecting the Fund’s Adviser, other service providers to the Fund or its shareholders (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both the Fund and shareholders, interference with the Fund’s ability to calculate its net asset value (“NAV”), impediments to trading, the inability of Fund shareholders to transact business and the Fund to process transactions (including fulfillment of Fund share purchases and redemptions), violations of applicable privacy and other laws (including the release of private shareholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers) and other parties. In addition, substantial costs may be incurred in order to safeguard against and reduce the risk of any cybersecurity incidents in the future. In addition to administrative, technological and procedural safeguards, the Adviser has established business continuity plans in the event of such cybersecurity incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, as well as the rapid development of new threats. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. The Fund and its shareholders could be negatively impacted as a result.

Debt Securities

Debt Securities Generally. The principal risks involved with investments in debt securities include interest rate risk, credit risk and pre-payment risk. Interest rate risk refers to the likely decline in the value of bonds as interest rates rise. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities. Credit risk refers to the risk that an issuer of a bond may default with respect to the payment of principal and interest. The lower a bond is rated, the more it is considered to be a speculative or risky investment. Pre-payment risk is commonly associated with pooled debt securities, such as mortgage-backed securities and asset-backed securities, but may affect other debt securities as well. When the underlying debt obligations are prepaid ahead of schedule, the return on the security will be lower than expected. Pre-payment rates usually increase when interest rates are falling.

Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate term securities (which tend to be less volatile in price) into long term securities (which tend to be more volatile in price).

Ratings as Investment Criteria. High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by NRSROs, such as Standard & Poor’s or Moody’s. In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings are used by the Fund as initial criteria for the selection of portfolio securities, but the Fund also relies upon the independent advice of the Adviser to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered is the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer’s capital structure, existing debt and earnings history. Appendix B to this SAI contains further information about the rating categories of NRSROs and their significance.

Subsequent to its purchase by the Fund, an issuer of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issuer to reflect subsequent events. None of these events generally will require sale of such securities, but the Adviser will consider such events in its determination of whether the Fund should continue to hold the securities. In addition, to the extent that the ratings change as a result of changes in an NRSRO or its rating systems, or due to a corporate reorganization, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

Investment Grade Debt Securities. The Fund may purchase “investment grade” bonds, which are those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by Standard & Poor’s or Fitch or a comparable rating by another NRSRO; or, if unrated, judged to be of equivalent quality as determined by the Adviser. For the avoidance of doubt, bonds rated Baa3 by Moody’s or BBB- by S&P or BBB- by Fitch are considered to be investment grade. In general, but not always, investments in securities rated in the BBB category tend to have more risk than securities in the A, AA or AAA categories due to greater exposure to, among other things: adverse economic conditions; higher levels of debt; or, more volatile industry performance. Securities within the BBB category can also experience greater market value fluctuations over time. To the extent that the Fund invests in higher-grade securities, the Fund may not be able to avail itself of opportunities for higher income that may be available at lower grades.

Lower-Quality (High-Risk) Debt Securities. Non-investment grade debt or lower quality/rated securities, commonly known as junk bonds or high yield securities (hereinafter referred to as “lower-quality securities”) include (i) bonds rated below Baa3 by Moody’s or below BBB- by Standard & Poor’s or Fitch, (ii) commercial paper rated at or below C by Standard & Poor’s, Not Prime by Moody’s or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality as determined by the Adviser. The lower the ratings of such lower-quality securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including a higher possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Lower-quality securities generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. Under NRSRO guidelines, lower-quality securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions.

Lower-quality securities are also considered to be at risk of, among other things: failing to attain improved credit quality and NRSRO investment grade rating status; having a current identifiable vulnerability to default or to be in default; not having the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions; or, being in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Issuers of lower-quality securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect the Fund’s NAV. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The Fund may have difficulty disposing of certain lower-quality securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and the Fund’s ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund’s assets. Market quotations generally are available on many lower-quality issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high-yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality (or perceived credit quality) in the lower-quality securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Adviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Fund’s investment objective by investment in such securities may be more dependent on the Adviser’s credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Adviser will determine whether it is in the best interests of the Fund to retain or dispose of such security.

Prices for lower-quality securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments on these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

A portion of the lower-quality securities acquired by the Fund may be purchased upon issuance, which may involve special risks because the securities so acquired are new issues. In such instances, the Fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering. Although this may enable the Fund to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.

Information Concerning Duration. Duration is a risk measure that describes how much the price of a fixed income security changes given a change in the level of interest rates. Duration was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity,” which had been used historically in the market as rough measures of “volatility” or “risk” associated with changes in interest rates. Duration incorporates a security’s yield, coupon interest payments, final maturity and call features into one measure.

Most debt obligations provide interest (“coupon”) payments in addition to final (“par”) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.

Traditionally, a debt security’s “term-to-maturity” has been used as a measure of the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term-to-maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity. Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity “weighted” according to the percentage of assets that it represents. Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities’ interest rate exposure. In these and other similar situations, the Fund will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that the Fund will at all times achieve its targeted portfolio duration.

The change in market value of U.S. Government fixed income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case). When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

Newly Issued Debt Securities. New issues of certain debt instruments are often offered on a when-issued or firm-commitment basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the customary settlement time. The value of when-issued securities or securities purchased on a firm-commitment basis may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Fund will not accrue any income on these securities prior to delivery. In accordance with current federal securities laws, rules and staff positions, such Fund will maintain in a segregated account with its custodian, or earmark on its records, an amount of cash or high quality debt instruments equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities or securities purchased on a firm-commitment basis. Rule 18f-4 under the 1940 Act, which becomes fully effective in August 2022, provides that funds may invest in securities on a when-issued or forward-settling basis, or with a non-standard settlement cycle. These transactions will not be deemed to involve a senior security, and thus generally will not require the Fund to maintain a “segregated account” when engaging in these types of transactions, subject to certain conditions and any other restrictions that the Fund has adopted.

Depositary Receipts. Depositary receipts include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. Dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of the Fund’s investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

The Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. Dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.

Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Derivatives. Derivatives are financial instruments whose values are derived from another security, a commodity (such as gold or oil), an index, a currency (a measure of value or rates, such as the S&P 500 Index or the prime lending rate) or other reference asset. The Fund typically uses derivatives as a substitute for taking a position or reducing exposure to underlying assets. The Fund may invest in derivative instruments including the purchase or sale of futures contracts, swaps (including credit default swaps), options (including options on futures and options on swaps), forward contracts, structured notes, and other equity-linked derivatives. The Fund may use derivative instruments for hedging (offset risks associated with an investment) purposes. The Fund may also use derivatives for non-hedging purposes to seek to enhance returns. When the Fund invests in a derivative for non-hedging purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. No Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Fixed income derivatives are subject to interest rate risk. Investments in derivatives may not correctly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. The Fund may also take a short position through a derivative. The Fund may increase its use of derivatives in response to unusual market conditions.

Derivatives can be volatile and may involve significant risks, including:

Accounting risk – the accounting treatment of derivative instruments, including their initial recording, income recognition, and valuation, may require detailed analysis of relevant accounting guidance as it applies to the specific instrument structure.

Correlation risk – if the value of a derivative does not correlate well with the particular market or other asset class the derivative is intended to provide exposure to, the derivative may not have the anticipated effect.

Counterparty risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

Currency risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. Dollar terms) of an investment.

Index risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Leverage risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk – the risk that certain derivative instruments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the instrument is currently worth. In addition, the Fund may need to sell portfolio securities at an inopportune time to satisfy margin or payment obligations under derivatives transactions.

Operational risk – derivatives may require customized, manual processing and documentation of transactions and may not fit within existing automated systems for confirmations, reconciliations and other operational processes used for (traditional) securities.

Short position risk – the Fund will incur a loss from a short position if the value of the reference asset increases after the Fund has entered into the short position. Short positions generally involve a form of leverage, which can exaggerate the Fund’s losses. If the Fund engages in a short derivatives position, it may lose more money than the actual cost of the short position and its potential losses may be unlimited. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position.

Tax risk – derivatives raise issues under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code” or the “Internal Revenue Code”) requirements for qualifications as a regulated investment company.

Valuation risk – depending on their structure, some categories of derivatives may present special valuation challenges. For example, valuation of derivatives may be affected by considerations such as volatility, leverage, default risk and lack of trading on a recognized market, among other things.

The use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments such as stocks and bonds. Derivatives may have a return that is tied to a formula based upon an interest rate, index or other measurement which may differ from the return of a simple security of the same maturity. A formula may have a cap or other limitation on the rate of interest to be paid. Derivatives may have varying degrees of volatility at different times, or under different market conditions, and may perform in unanticipated ways, each of which may affect valuation.

OTC risk – Derivatives may generally be traded OTC, through a swap execution facility (“SEF”), or on an exchange. Derivatives traded through a SEF or exchange generally must be centrally cleared through a regulated clearing agency, and derivatives traded OTC may be centrally cleared, but typically are not. Non-cleared OTC derivatives are agreements that are individually negotiated between parties and can be tailored to meet a purchaser's needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. Funds entering in cleared or non-cleared OTC derivatives must post variation margin. Starting in September 2021, rules requiring counterparties to OTC derivatives, such as the Fund, to post initial margin have started to go into effect and will be phased in through 2022. The Fund currently may agree to post initial margin to counterparties even though not required as a regulatory matter. The Fund is subject to counterparty risk when trading OTC derivatives. In order to mitigate the risk that the Fund will not be able to collect amounts due to the Fund upon bankruptcy of the counterparty, the Fund continuously evaluates the creditworthiness of counterparties and enter into master netting agreements in respect to OTC derivatives that allow the Fund to close out the contracts upon the bankruptcy of the counterparty and net exposures. As a result of Title II of the Dodd-Frank Act (as defined below) and regulations imposed by the U.S. prudential regulators, when transacting with counterparties subject to regulation by the bank regulators, the Fund must enter into contractual provisions that suspend or stay the Fund’s rights to close out in cases when the counterparty is subject a resolution bankruptcy proceeding and are restricted in exercising cross-default rights and certain other default rights.

Risk of Government Regulation of Derivatives — It is possible that additional government regulation of various types of derivatives instruments and regulation of certain market participants’ use of such instruments may impact or prevent the Fund’s use of such instruments and/or adversely affect the value of derivatives or Fund performance. In addition, capital requirements imposed on Fund counterparties to increase the cost of entering into certain derivatives transactions, and margin requirements may require more assets of the Fund to be used for collateral in support of those derivatives. Regulations are now in effect that require dealers in derivatives subject to regulation by the CFTC (such as interest rate swaps, swaps on broad-based securities indices and swaps on broad-based indices of credit-default swaps) to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with the Fund, to trade report the transactions, to clear the derivatives through a clearing agency and to comply with a number of business conduct and other requirements. With respect to transactions in swaps and security-based swaps with dealers in derivatives that are regulated by the U.S. prudential regulators, the Fund is subject to margin posting and collection. However, security-based swap dealers subject to regulation by the SEC are not yet subject to margining, trade reporting, central clearing and trading and other requirements but are expected to be in the near future. In addition, as noted above, regulations adopted by prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings.

In October 2020, the SEC adopted new regulations applicable to the Fund’s use of derivatives, short sales, reverse repurchase agreements, and certain other transactions that will, among other things, require the Fund to adopt a derivatives risk management program and appoint a derivatives risk manager that will manage the program and communicate to the board of directors of the Fund. However, subject to certain conditions, a Fund that does not invest heavily in derivatives may be deemed limited derivatives users and would not be subject to the full requirements of the new rule. The SEC also eliminated the asset segregation and cover framework arising from prior SEC guidance for covering derivatives and certain financial instruments effective when a Fund complies with the new rule. The new rule could impact the effectiveness or raise the costs of the Fund’s derivatives transactions, impede the employment of the Fund’s derivatives strategies, or adversely affect Fund performance and cause the Fund to lose value. Compliance with the new rule will be required in August 2022.

See “Regulation of Commodity Interests” for additional information about the Fund’s use of derivatives in connection with CFTC exclusions.

Emerging Markets Securities. Although there is no universally accepted definition, an emerging or developing country is generally considered to be a country which is in the initial stages of industrialization. Investing in emerging markets can involve unique risks in addition to and greater than those generally associated with investing in developed markets. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.

The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of issuers in developing countries may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets less liquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. A limited number of issuers in developing countries’ securities markets may represent a disproportionately large percentage of market capitalization and trading volume. The limited liquidity of securities markets in developing countries may also affect a Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, a Fund’s ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its total net assets in illiquid investments. Conversely, a Fund’s inability to dispose fully and promptly of positions in declining markets could cause the Fund’s NAV to decline as the value of the unsold positions is marked to lower prices. In addition, a Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

Emerging market countries typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for U.S. regulators to bring enforcement actions against such issuers. Funds may also be subject to Emerging Markets Risk if they invest in derivatives or other securities or instruments whose value or return are related to the value or returns of emerging markets securities.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. Dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of the United States. In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Certain countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.

Economies of developing countries may differ favorably or unfavorably from the United States’ economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The economy of some emerging markets may be particularly exposed to or affected by a certain industry or sector, and therefore issuers and/or securities of such emerging markets may be more affected by the performance of such industries or sectors. Certain developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years. Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund’s securities in such markets may not be readily available. A Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if a Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from a Fund’s identification of such condition until the date of the SEC action, a Fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Fund’s Board.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

Investing in China. In addition to the risks listed above under “Foreign Securities,” “Investment in Companies in Developing Countries” and “Asian Risk,” investing in China presents additional risks. Investing in China involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war and social unrest); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility and significantly smaller market capitalization of securities markets; (f) substantially less liquidity, particularly of certain share classes of Chinese securities; (g) currency exchange rate fluctuations and the lack of available currency hedging instruments; (h) higher rates of inflation; (i) controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. Dollars; (j) greater governmental involvement in and control over the economy, including over securities exchanges; (k) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (l) the fact that China companies, particularly those located in China, may be smaller, less seasoned and newly-organized; (m) the difference in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (n) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (o) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (p) the fact that the settlement period of securities transactions in foreign markets may be longer; (q) the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (r) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; and (s) the rapidity and erratic nature of growth, particularly in China, resulting in efficiencies and dislocations. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the Fund’s investments.

Investment in China is subject to certain political risks. Following the establishment of the People’s Republic of China (“PRC”) by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. The political reunification of China and Taiwan is a highly problematic issue and is unlikely to be settled in the near future. This situation poses a threat to Taiwan’s economy and could negatively affect its stock market.

Hong Kong reverted to Chinese sovereignty on July 1, 1997 as a Special Administrative Region of the People’s Republic of China under the principle of “one country, two systems.” Although China is obligated to maintain the current capitalist economic and social system of Hong Kong through June 30, 2047, the continuation of economic and social freedoms enjoyed in Hong Kong is dependent on the government of China. Any attempt by China to tighten its control over Hong Kong’s political, economic, legal or social policies may result in an adverse effect on Hong Kong’s markets. Uncertainty over Hong Kong’s political future arising from interactions with China has resulted in social unrest, which could in turn cause uncertainty in the markets. In addition, the Hong Kong dollar trades at a fixed exchange rate in relation to (or, is “pegged” to) the U.S. dollar, which has contributed to the growth and stability of the Hong Kong economy. However, it is uncertain how long the currency peg will continue or what effect the establishment of an alternative exchange rate system would have on the Hong Kong economy. Because the Fund’s NAV is denominated in U.S. dollars, the establishment of an alternative exchange rate system could result in a decline in a Fund’s NAV.

The Chinese economy has grown rapidly in the past but there is no assurance that this growth rate will be maintained. In fact, the Chinese economy may experience a significant slowdown as a result of, among other things, a deterioration in global demand for Chinese exports, as well as contraction in spending on domestic goods by Chinese consumers. In addition, China may experience substantial rates of inflation or economic recessions, which would have a negative effect on the economy and securities market. Delays in enterprise restructuring, slow development of well-functioning financial markets and widespread corruption have also hindered performance of the Chinese economy. China continues to receive substantial pressure from trading partners to liberalize official currency exchange rates. Chinese authorities may intervene in the China Securities market and halt or suspend trading of securities for short or even longer periods of time. Recently, the China Securities market has experienced considerable volatility and been subject to relatively frequent and extensive trading halts and suspensions. These trading halts and suspensions have, among other things, contributed to uncertainty in the markets and reduced the liquidity of the securities subject to such trading halts and suspensions, which could include securities held by a Fund.

The current political climate has intensified concerns about a potential trade war between China and the United States, as each country has imposed, and may in the future impose additional, tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on a Fund’s performance. Certain securities are, or may in the future become, restricted, and a Fund may be forced to sell such restricted securities and incur a loss as a result. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

Historically, investments in stocks, bonds, and warrants listed and traded on a Mainland China stock exchange, investment companies, and other financial instruments (collectively referred to as “China Securities”) approved by the China Securities Regulatory Commission (“CSRC”) were not eligible for investment by non-Chinese investors. However, the CSRC may grant qualified foreign institutional investor (“QFII”) licenses and renminbi qualified foreign institutional investor (“RQFII”) licenses that allow non-Chinese institutional investors to invest in China securities. Each QFII and RQFII license holder is authorized to invest in China Securities only up to a specified quota established by the Chinese State Administration of Foreign Exchange (“SAFE”). The provisions regarding such quotas may be subject to change with little or notice given by SAFE. abrdn Asia Limited (“AAL”), a Subadviser to the Fund, has received a QFII license and an RQFII license and specified quotas to be invested in China Securities, the QFII quota specifically referring to a nominee quota in this instance (the “QFII Quota” and “RQFII Quota” respectively). A portion of the China A Fund is invested in China Securities as part of the QFII Quota granted to AAL and may invest through the RQFII Quota.

Although China law permits the use of nominee accounts for clients of investment managers who are QFII or RQFII license holders, the Chinese regulators require the securities trading and settlement accounts to be maintained in the name of the QFII or RQFII license holder. As a result, there is a risk that creditors of AAL may assert that AAL, and not the individual fund, is the legal owner of the securities and other assets in the accounts. AAL has obtained a legal opinion from Chinese counsel confirming that, as a matter of Chinese law, AAL as QFII license holder has no ownership interest in the assets in a Fund account held as a nominee account and the relevant Fund will be ultimately and exclusively entitled to ownership of the assets in such nominee accounts. Nonetheless, if a court upholds a creditor’s assertion that the assets held under the QFII Quota belong to AAL as license holder, then creditors of AAL could seek payment from the China Securities held under the QFII Quota.

Variable Interest Entities. The Fund may obtain exposure to companies based or operated in China by investing through legal structures known as variable interest entities (VIEs). Because of Chinese governmental restrictions on non-Chinese ownership of companies in certain industries in China, certain Chinese companies have used VIEs to facilitate foreign investment without distributing direct ownership of companies based or operated in China. In such cases, the Chinese operating company establishes an offshore company, and the offshore company enters into contractual arrangements with the Chinese company. These contractual arrangements are intended to give the offshore company the ability to exercise power over and obtain economic rights from the Chinese company. Shares of the offshore company, in turn, are listed and traded on exchanges outside of China and are available to non-Chinese investors, such as the Fund. This arrangement allows non-Chinese investors in the offshore company to obtain economic exposure to the Chinese company without direct equity ownership in the Chinese company.

Although VIEs are a longstanding industry practice and well known to officials and regulators in China, VIEs are not formally recognized under Chinese law. There is a risk that China may cease to tolerate VIEs at any time or impose new restrictions on the structure, in each case either generally or with respect to specific industries, sectors or companies. Investments involving a VIE may also pose additional risks because such investments are made through a company whose interests in the underlying Chinese company are established through contract rather than through equity ownership. For example, in the event of a dispute, the offshore company’s contractual claims with respect to the Chinese company may be deemed unenforceable in China, thus limiting (or eliminating) the remedies and rights available to the offshore company and its investors. Such legal uncertainty may also be exploited against the interests of the offshore company and its investors. Further, the interests of the equity owners of the Chinese company may conflict with the interests of the investors of the offshore company, and the fiduciary duties of the officers and directors of the Chinese company may differ from, or conflict with, the fiduciary duties of the officers and directors of the offshore company. The VIE structure generally restricts a Fund’s ability to influence the Chinese company through proxy voting and other means and may restrict the ability of an issuer to pay dividends to shareholders from the Chinese company’s earnings. VIE structures also could face delisting or other ramifications for failure to meet the requirements of the SEC, the Public Company Accounting Oversight Board (PCAOB) or other United States regulators. If these risks materialize, the value of investments in VIEs could be adversely affected and a fund could incur significant losses with no recourse available.

QFII Regulations. The QFII Quota for investment in China Securities is measured by AAL’s investments across all accounts that it manages that are invested in China Securities using the QFII Quota. Net realized profits for any financial year may not currently be repatriated until the completion of an audit by a registered accountant in China and payment of all applicable taxes. SAFE retains its power to exercise macro prudential supervision over the repatriation of capital by QFIIs, based on China’s financial situation, foreign exchange market supply and demand and international balance of payment position. The application and interpretation of the QFII regulations are subject to uncertainty as to how they will be applied and the regulations can be changed at any time.

RQFII Regulations. Where a Fund is invested through AAL’s RQFII Quota, repatriation is subject to the RQFII regulations in effect from time to time (“RQFII Regulations”). Currently, there is no regulatory prior approval requirement for repatriation of funds from AAL’s RQFII Quota. Net realized profits for any financial year may not currently be repatriated until the completion of an audit by a registered accountant in China and payment of all applicable taxes. However, there is no certainty that regulatory restrictions will not be imposed on the repatriation of funds in the future. The RQFII license and the RQFII Regulations may be changed by the CSRC with little or no notice. The application and interpretation of the RQFII Regulations by the CSRC and SAFE are subject to uncertainty.

RQFII Regulations apply to AAL’s RQFII Quota as a whole. Thus, violations of the RQFII Regulations related to any additional RQFII quota obtained by AAL that is not allocated to a Fund could result in the revocation of or other regulatory action in respect of the RQFII quota held by AAL as a whole. Likewise, the ability of a Fund to make investments and/or repatriate monies from AAL's RQFII quota may be affected adversely by the activities of other investors utilizing any additional RQFII quota obtained by AAL.

RQFII Systems Risk. The prevailing rules and regulations governing RQFIIs under the RQFII Regulations impose restrictions on investments and other operational aspects of investments which will restrict or affect a Fund’s investments. RQFII Eligible Securities are generally subject to the following restrictions:

i.	each RQFII’s investment in one listed company should not exceed 10% of the total outstanding shares of that company; and

ii.	the total shares held by all RQFIIs in the RQFII Eligible Securities of one listed company should not exceed 30 per cent of the total outstanding shares of that company.

Stock Connect. In recent years, non-Chinese investors have been permitted to make investments usually only available to foreign investors through a quota license or by purchasing from specified brokers in locations that have stock connect programs. China Stock Exchange-listed securities are available via brokers in Hong Kong through the Shanghai-Hong Kong Stock Connect program, through the Shenzhen-Hong Kong Stock Connect Program, and may be available in the future through additional stock connect programs as they are developed in different locations (collectively, “Stock Connect Programs”). The Shenzhen and Shanghai Stock Connect Programs are securities trading and clearing programs developed between the Stock Exchange of Hong Kong, the China Securities Depository and Clearing Corporation Limited and either the Shanghai Stock Exchange or the Shenzhen Stock Exchange. They facilitate foreign investment in the People’s Republic of China (“PRC”) via brokers in Hong Kong. Investors through Stock Connect Programs are subject to PRC regulations and Shanghai or Shenzhen Stock Exchange listing rules, among others. These could include limitations on trading or suspension of trading. The regulations governing Stock Connect Programs are relatively new, untested and subject to changes which could adversely impact a Fund’s rights with respect to the securities. As Stock Connect Programs are relatively new there are no assurances that the necessary systems to run the programs will function properly.

Stock Connect Programs are subject to aggregate and daily quota limitations on purchases and a Fund may experience delays in transacting via Stock Connect Programs. Once the daily quota is reached, the remaining orders for that day are rejected, however, the Fund would still be permitted to sell A-shares regardless of the daily quota. A-shares obtained on Stock Connect Programs may only be sold, purchased or otherwise transferred through Stock Connect Programs. Stock Connect Programs only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets for the corresponding settlement dates. If one or both of the Chinese and Hong Kong markets are closed on a U.S. trading day, the Fund may not be able to acquire or dispose of A-shares through Stock Connect in a timely manner, which could adversely affect the Fund’s performance. Additionally, investments through Stock Connect Programs are subject to various risks, including liquidity risk, currency risk, legal and regulatory uncertainty risk, execution risk, operational risk, tax risk and credit risk.

Hong Kong. Investment in Hong Kong issuers may subject a Fund to legal, regulatory, and political risks, specific to Hong Kong. Hong Kong is closely tied to China, economically and politically, following the UK's 1997 handover of the former colony to China to be governed as a Special Administrative Region. Changes to Hong Kong's legal, financial, and monetary system could negatively impact its economic prospects. Hong Kong's evolving relationship with the central government in Beijing has been a source of political unrest and may result in economic disruption. By treaty, China has committed to preserve Hong Kong's high degree of autonomy in certain matters until 2047. However, as demonstrated by Hong Kong protests in recent years over political, economic, and legal freedoms, and the Chinese government's response to them, there continues to exist political uncertainty within Hong Kong. For example, in June 2020 China adopted a new security law that severely limits freedom of speech in Hong Kong and expands police powers to seize electronic devices and intercept communications of suspects. Widespread protests were held in Hong Kong in response to the new law, and the United States imposed sanctions on certain Hong Kong officials for cracking down on pro-democracy protests. There is no guarantee that additional protests will not arise in the future or whether the United States will respond to such protests with additional sanctions. Further, any changes in the Chinese economy, trade regulations, or control over Hong Kong may have an adverse impact on Hong Kong's economy and thereby impact a Fund.

Event Risk. Event risk is the risk that a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value or credit quality of the issuer’s stocks or bonds due to factors including an unfavorable market response or a resulting increase in the issuer’s debt. Added debt may significantly reduce the credit quality and market value of an issuer’s bonds.

Exchange-Traded Funds (“ETFs”). ETFs are ownership interests in investment companies, unit investment trusts, depositary receipts and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (the “Underlying Assets”). The Underlying Assets are typically selected to correspond to the securities that comprise a particular broad based sector or international index, or to provide exposure to a particular industry sector or asset class, including precious metals or other commodities. “Short ETFs” seek a return similar to the inverse, or a multiple of the inverse, of a reference index. Short ETFs carry additional risks because their Underlying Assets may include a variety of financial instruments, including futures and options on futures, options on securities and securities indexes, swap agreements and forward contracts, and a short ETF may engage in short sales. An ETF’s losses on short sales are potentially unlimited; however, the Fund’s risk would be limited to the amount it invested in the ETF. Certain ETFs are actively managed by a portfolio manager or management team that makes investment decisions on Underlying Assets without seeking to replicate the performance of a reference index or industry sector or asset class.

Unlike shares of typical open-end management investment companies or unit investment trusts, shares of ETFs are designed to be traded throughout the trading day and bought and sold based on market price rather than net asset value. Shares can trade at either a premium or discount to net asset value. The portfolios held by ETFs are typically publicly disclosed on each trading day and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of ETFs tend to closely track the actual net asset value of the Underlying Assets and the ETF will generally gain or lose value depending on the performance of the Underlying Assets. In the future, as new products become available, the Fund may invest in ETFs that do not have this same level of transparency and, therefore, may be more likely to trade at a larger discount or premium to actual net asset values.

Gains or losses on the Fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. An active trading market for an ETF’s shares may not develop or be maintained and trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. The performance of an ETF will be reduced by transaction and other expenses, including fees paid by the ETF to service providers. Investors in ETFs are eligible to receive their portion of income, if any, accumulated on the securities held in the portfolio, less fees and expenses of the ETF.

An investment in an ETF involves risks similar to investing directly in the Underlying Assets, including the risk that the value of the Underlying Assets may fluctuate in accordance with changes in the financial condition of their issuers, the value of securities and other financial instruments generally, and other market factors.

If an ETF is a registered investment company (as defined in the 1940 Act), the limitations applicable to the Fund’s ability to purchase securities issued by other investment companies apply absent exemptive relief. Rule 12d1-4 under the 1940 Act exempts certain ETFs that permit investments in those ETFs by other investment companies (such as the Fund) in excess of these limits, subject to certain conditions. Some ETFs are not structured as investment companies and thus are not regulated under the 1940 Act.

Focus Risk. To the extent that the Fund invests a greater proportion of its assets in the securities of a smaller number of issuers, the Fund may be subject to greater volatility with respect to its investments than the fund that invests in a larger number of securities.

Foreign Commercial Paper. Commercial paper is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rate enables the Fund to hedge or cross-hedge against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. The Fund will purchase such commercial paper for hedging purposes only, not for speculation. The Fund believes that such investments do not involve the creation of a senior security, but, in accordance with current federal securities laws, rules and staff positions, nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and maintain in such account cash not available for investment or other liquid assets having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because the Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of the Fund as measured in U.S. Dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the U.S. Dollar against these currencies is responsible for part of the Fund’s investment performance. If the U.S. Dollar falls in value relative to the Japanese yen, for example, the U.S. Dollar value of a Japanese stock held by the Fund will rise even though the price of the stock remains unchanged. Conversely, if the U.S. Dollar rises in value relative to the Japanese yen, the U.S. Dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the U.S. Dollar.

Although the Fund values its assets daily in terms of U.S. Dollars, it does not intend to convert its holdings of foreign currencies into U.S. Dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers typically do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions (“FX transactions”) either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

In general, the FX transactions executed for the Fund are divided into two main categories: (1) FX transactions in restricted markets (“Restricted Market FX”) and (2) FX transactions in unrestricted markets (“Unrestricted Market FX”). Restricted Market FX are required to be executed by a local bank in the applicable market. Unrestricted Market FX are not required to be executed by a local bank. The Adviser or a third party agent executes Unrestricted Market FX relating to trading decisions. The Fund’s custodian executes all Restricted Market FX because it has local banks or relationships with local banks in each of the restricted markets where custodial client accounts hold securities. Unrestricted Market FX relating to the repatriation of dividends and/or income/expense items not directly relating to trading may be executed by the Adviser or by the Fund’’ custodian due to the small currency amount and lower volume of such transactions. The Fund and the Adviser have limited ability to negotiate prices at which certain FX transactions are customarily executed by the Fund’s custodian, i.e., transactions in Restricted Market FX and repatriation transactions.

Foreign Government Securities. Investment in debt issued by foreign governments can involve a high degree of risk. Debt securities issued by a foreign government are often supported by the full faith and credit of that foreign government. These foreign governments may permit their subdivisions, agencies or instrumentalities to have the full faith and credit of the foreign governments. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund (“IMF”), and the political constraints to which a governmental entity may be subject. Periods of economic uncertainty may result in the illiquidity and increased price volatility of a foreign government’s debt securities. A foreign government’s default on its debt securities may cause the value of securities held by the Fund to decline significantly. The Fund may have limited recourse to compel payment in the event of a default.

Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

To the extent that the Fund invests in obligations issued by emerging market governments, these investments involve additional risks. Sovereign obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements, and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund’s holdings.

Foreign Securities. Investing in foreign securities (including through the use of depositary receipts) involves certain special considerations which typically are not associated with investing in U.S. securities. Since investments in foreign companies will frequently be denominated in the currencies of foreign countries (these securities are translated into U.S. Dollars on a daily basis in order to value the Fund’s shares), and since the Fund may hold securities and funds in foreign currencies, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Additionally, a foreign jurisdiction may halt trading of securities for an extended period of time, which poses liquidity, valuation and other risks. Additionally, a foreign jurisdiction may halt trading of securities for an extended period of time, which poses liquidity, valuation and other risks. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund’s assets held abroad) and expenses not present in the settlement of investments in U.S. markets. Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the Fund’s investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. Foreign securities may be subject to foreign government taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.

Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the U.S. or in other foreign countries. The laws of some foreign countries may limit the Fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by protectionist trade policies, trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the U.S. and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the U.S. and other trading partners, which can lower the demand for goods produced in those countries.

Frontier Market Securities. The risks associated with investments in frontier market countries include all the risks described above for investments in “Foreign Securities” and “Emerging Markets Securities,” although the risks are magnified for frontier market countries. Because frontier markets are among the smallest, least mature and least liquid of the emerging markets, investments in frontier markets generally are subject to a greater risk of loss than are investments in developed markets or traditional emerging markets. Frontier market countries have smaller economies, less developed capital markets, greater market volatility, lower trading volume, more political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than are typically found in more developed markets.

Futures. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. A Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be paid thereafter on a daily basis as the marked to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, or that delivery will occur.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or, in accordance with current federal securities laws, rules, and staff positions, to maintain cash or securities in a segregated account.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

The CFTC and various exchanges have rules limiting the maximum net long or short positions which any person or group may own, hold or control in any given futures contract or option on such futures contract. The Adviser will need to consider whether the exposure created under these contracts might exceed the applicable limits in managing a Fund, and the limits may constrain the ability of a Fund to use such contracts. The segregation requirements with respect to futures contracts and options thereon in accordance with current federal securities laws rules, and staff positions, are described under “Strategic Transactions, Derivatives and Synthetic Investments – Use of Segregated and Other Special Accounts.”

See “Regulation of Commodity Interests” for additional information about the Fund’’ use of derivatives in connection with CFTC exclusions.

Illiquid Investments Risk. Pursuant to Rule 22e-4 under the 1940 Act, each Fund may not invest more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in the current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments include repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days, and securities with a contractual restriction on resale (“restricted securities”) or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. If a change in NAV or other external events cause a Fund’s investments in illiquid investments to exceed the limit set forth above for a Fund’s investment in illiquid investments, the Fund will act to cause the aggregate amount of such investments to come within such limit as soon as reasonably practicable. In such event, however, a Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such investments.

A Fund may purchase investments that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such investments may be illiquid, for example, because there is a limited trading market for them. A Fund may be unable to sell a restricted or illiquid investment. In addition, it may be more difficult to determine a market value for restricted or illiquid investments. Moreover, if adverse market conditions were to develop during the period between a Fund’s decision to sell a restricted or illiquid investment and the point at which the Fund is permitted or able to sell such investment, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of decreasing the level of liquidity of such Fund.

The Adviser employs procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of a Fund’s portfolio holdings. These procedures and tests take into account a Fund’s investment strategy and liquidity of portfolio investments during both normal and foreseeable stressed conditions, cash-flow projections during both normal and reasonable foreseeable stressed conditions, relevant market, trading and other factors, and monitor whether liquidity should be adjusted based on changed market conditions. These procedures and tests are designed to assist a Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable a Fund to ensure that it has sufficient liquidity to meet redemption requests.

Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), requires the Fund to establish a liquidity risk management program. As required by the Liquidity Rule, the Fund has implemented a liquidity risk management program, including classifying each investment as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment” (the “Liquidity Program”), and the Board of Trustees, including a majority of the independent trustees, appointed the Adviser as the Liquidity Risk Program administrator. If the limitation on illiquid investments is exceeded, other than by a change in market values, the condition will be reported to the Board and, when required by the Liquidity Rule, to the SEC.

Impact of Large Redemptions and Purchases of Fund Shares. From time to time, shareholders of a Fund (which may include affiliated and/or non-affiliated registered investment companies that invest in a Fund) may make relatively large redemptions or purchases of Fund shares. These transactions may cause a Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a Fund’s performance to the extent that the Fund may be required to sell securities or invest cash at times, or in odd-lot amounts, when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact a Fund’s expense ratio. In addition, large redemption requests may exceed the cash balance of a Fund and result in credit line borrowing fees or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle, which is typically a few days.

Indexed Securities. Indexed securities differ from other types of debt securities in which a Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments (defined below), such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. Dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. The value of indexed securities is linked to currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities involves certain risks. In addition to the credit risk of the security’s issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying the indexed securities.

Initial Public Offerings (“IPOs”). An IPO is a type of public offering where shares of stock in a company are sold to the general public, on a securities exchange, for the first time. Through this process, a private company transforms into a public company. IPOs are used by companies to raise expansion capital, to possibly monetize the investments of early private investors, and to become publicly traded enterprises. A company selling shares is never required to repay the capital to its public investors. The availability of IPOs may be limited and a Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.

Interests in Publicly Traded Limited Partnerships. Publicly traded limited partnerships represent equity interests in the assets and earnings of the partnership’s trade or business. Unlike common stock in a corporation, limited partnership interests or units have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. In addition, limited partnership interests are subject to risks not present in common stock. For example, non-investment income generated from limited partnerships deemed not to be “publicly traded” will not be considered “qualifying income” under the Internal Revenue Code and may trigger adverse tax consequences. Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock. Also, because of the difference in organizational structure, the fair value of limited partnership units in a Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership, giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

LIBOR Risk. A Fund may invest in certain debt securities, derivatives or other financial instruments that utilize LIBOR as a “benchmark” or “reference rate” for various interest rate calculations.

In July 2017, the United Kingdom Financial Conduct Authority, which regulates the LIBOR administrator, announced that the FCA will no longer persuade or compel banks to submit rates for the calculation of LIBOR after 2021. Such announcement indicates that the continuation of LIBOR on the current basis cannot and will not be guaranteed after 2021.

However, for U.S. dollar LIBOR, it now appears that the relevant date may be deferred to June 30, 2023 for the most common tenors (overnight and one, three, six and 12 months). As to those tenors, the LIBOR administrator has published a consultation regarding its intention to cease publication of U.S. dollar LIBOR as of June 30, 2023 (instead of December 31, 2021, as previously expected), apparently based on continued rate submissions from banks. The FCA and other regulators have stated that they welcome the LIBOR Administrator’s action. An extension to 2023 would mean that many legacy U.S. dollar LIBOR contracts would terminate before related LIBOR rates cease to be published. However, the same regulators emphasized that, despite any continued publication of U.S. dollar LIBOR through June 30, 2023, no new contracts using U.S. dollar LIBOR should be entered into after December 31, 2021. Moreover, the LIBOR Administrator’s consultation also relates to the LIBOR Administrator’s intention to cease publication of non-U.S. dollar LIBOR after December 31, 2021. Although the foregoing may provide some sense of timing, there is no assurance that LIBOR, of any particular currency and tenor, will continue to be published until any particular date, and it appears highly likely that LIBOR will be discontinued or modified after December 31, 2021 or June 30, 2023, depending on the currency and tenor.

Although the financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is incomplete, and the process for amending existing contracts or instruments to transition from LIBOR remains unclear.

It is not possible to predict the effect that these announcements or any such discontinuance will have on LIBOR or on floating rate securities linked to LIBOR (“LIBOR-linked securities”). Many, but not all, LIBOR-linked securities have provisions that will change their interest rate basis upon the occurrence of certain benchmark transitions events. If the calculation agent (or other party in certain cases) for such a security determines that a benchmark transition event and its related benchmark replacement date have occurred with respect to LIBOR for particular LIBOR-linked securities, then a benchmark replacement may be selected by the calculation agent (or other party) in accordance with the benchmark transition provisions of the relevant securities.

The selection of a benchmark replacement, and any decisions, determinations or elections made by the calculation agent (or other party) in connection with implementing a benchmark replacement with respect to LIBOR-linked securities in accordance with the relevant benchmark transition provisions could result in adverse consequences to the interest rate, which could adversely affect the return on, value of and market for LIBOR-linked securities held by the Fund. Further, there is no assurance that the characteristics of any benchmark replacement will be similar to LIBOR, or that any benchmark replacement will produce the economic equivalent of LIBOR. In addition, these announcements and any additional regulatory or market changes, or any substitute reference rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or NAV. Until then, the Fund may continue to invest in instruments that reference such rates or otherwise use such reference rates due to favorable liquidity or pricing.

Alteration of the terms of a debt instrument or a modification of the terms of other types of contracts to replace an interbank offered rate with a new reference rate could result in a taxable exchange and the realization of income and gain or loss for U.S. federal income tax purposes. The IRS has issued final regulations regarding the tax consequences of the transition from interbank offered rates to new reference rates in debt instruments and non-debt contracts. Under the final regulations, alteration or modification of the terms of a debt instrument to replace an operative rate that uses a discontinued interbank offered rate with a qualified rate (as defined in the final regulations), add a qualified rate as a fallback rate to a debt instrument whose operative rate uses a discontinued interbank offered rate or replace a fallback rate that uses a discontinued interbank offered rate with a qualified rate would not be taxable. The IRS may provide additional guidance, with potential retroactive effect.

Market Events Risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, investor sentiment and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the Fund’s investments.

COVID-19 Risk. Beginning in the first quarter of 2020, the illness caused by a novel coronavirus, COVID-19, has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and as a result may affect adversely the value and liquidity of the Fund’s investments. To the extent the impacts of COVID-19 continue, a Fund may experience negative impacts to its business that could exacerbate other risks described in the Fund’s prospectus and this SAI, including:

•  significant mark-downs in the fair value of the Fund's investments and decreases in NAV per share;

• the Fund's investments may require a workout, restructuring, recapitalization or reorganizations that involve additional investment from the Fund and/or that result in greater risks and losses to the Fund;

• operational impacts on and availability of key personnel of the Adviser, Sub-adviser, custodian, and/or any of the Fund's other third-party service providers, vendors and counterparties as they face changed circumstances and/or illness related to the pandemic;

• difficulty in valuing the Fund's assets in light of significant changes in the financial markets, including difficulty in forecasting discount rates and making market comparisons, and circumstances affecting the Adviser, Sub-adviser, and the Fund's service providers' personnel during the pandemic;

•  significant changes to the valuations of pending or prospective investments; and

•  limitations on the Fund's ability to make distributions or dividends, as applicable, to the Fund's common shareholders.

The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID-19 on economic and market conditions, and, as a result, present uncertainty and risk with respect to a Fund and the performance of its investments and ability to pay distributions. The full extent of the impact and effects of COVID-19 will depend on future developments, including, among other factors, the duration and spread of the outbreak, along with related travel advisories, quarantines and restrictions, the recovery time of the disrupted supply chains and industries, the impact of labor market interruptions, the impact of government interventions, and uncertainty with respect to the duration of the global economic slowdown.

Brexit Risk. In addition, the United Kingdom left the European Union on January 31, 2020 (“Brexit”). On December 24, 2020, the European Union and the United Kingdom reached an agreement in principle on the terms of certain agreements and declarations governing the ongoing relationship between the European Union and the United Kingdom, including the European Union-United Kingdom Trade and Cooperation Agreement (the “TCA”). The TCA is limited in its scope primarily to the trade of goods, transport, energy links and fishing; in particular the TCA does not make any meaningful provision for the financial services sector. Uncertainties remain relating to certain aspects of the United Kingdom’s future economic, trading and legal relationships with the European Union and with other countries. However, the EU has not yet provided much material cushion from the effects of Brexit for financial services as a matter of EU law. The TCA was ratified by the EU Parliament and entered into force on May 1, 2021. However, many aspects of the United Kingdom-EU trade relationship remain subject to further negotiation. Due to political uncertainty, it is not possible to anticipate the form or nature of the future trading relationship between the United Kingdom and the EU. A Fund may face risks associated with the potential uncertainty and consequences that may follow Brexit, including with respect to potential volatility in exchange rates and interest rates. Whether or not a Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of a Fund’s investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect a Fund’s business, results of operations and financial condition. In addition, the risk that abrdn plc, the parent of the companies that provide investment advisory, sub-advisory and administration services to the Fund and which is headquartered in the UK, fails to adequately respond to Brexit could have significant customer, reputation and capital impacts for abrdn plc and its subsidiaries, including those providing services to the Fund; however, abrdn plc has implemented plans to seek to manage the consequences of Brexit on the Fund and to manage any disruption on the Fund and to the services its subsidiaries provide. Given the fluidity and complexity of the situation, however, it cannot be assured that the Fund will not be adversely impacted despite preparations.

Medium Company, Small Company and Emerging Growth Securities. Investing in securities of medium-sized companies, small-sized, including micro-capitalization companies and emerging growth companies, may involve greater risks than investing in the securities of larger, more established companies, including possible risk of loss. Also, because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general. Because medium-sized, small-sized and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Medium-sized, small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth. In addition, medium-sized, small-sized and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning medium sized, small-sized and emerging growth companies than for larger, more established ones.

Money Market Instruments. The Fund may invest up to 20% of its net assets in short-term investment grade money market obligations at the time of purchase. Money market instruments may include the following types of instruments:

•	obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

•	obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

•	obligations of municipalities and states, their agencies and political subdivisions with remaining maturities of 397 days or less;

•	asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any NRSRO;

•	repurchase agreements;

•	bank or savings and loan obligations;

•	certificates of deposit maturing in one year or less;

•	commercial paper (including asset-backed commercial paper), which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. It may also be issued by foreign governments, and states and municipalities. Generally the commercial paper or its guarantor will be rated within the top two rating categories by a NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

•	bank loan participation agreements representing obligations of corporations having a high quality short-term rating, at the date of investment, and under which a Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower;

•	high quality short-term (maturity in 397 days or less) corporate obligations, rated within the top two rating categories by a NRSRO or, if not rated, deemed to be of comparable quality by the Adviser;

•	extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period; and

•	unrated short-term (maturing in 397 days or less) debt obligations that are determined by the Adviser to be of comparable quality to the securities described above.

Operational Risk. Your ability to transact with a Fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. Although a Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A Fund and its shareholders could be negatively impacted as a result.

Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, in accordance with current federal securities laws, rules, and staff positions, many Strategic Transactions involving options require segregation of fund assets in special accounts, as described under “Strategic Transactions, Derivatives and Synthetic Investments – Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price or the right to a cash settlement payment. For instance, a Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price or the right to a cash settlement payment. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A Fund is authorized to purchase and sell exchange listed options and OTC options. Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC-issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund’s income. The sale of put options can also provide income.

A Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. In accordance with current federal securities laws, rules, and staff positions, all calls sold by a Fund must be “covered” (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

A Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A Fund will not sell put options if, as a result, more than 50% of the Fund’s total assets would be required to be segregated in accordance with current federal securities laws, rules, and staff positions to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

Options Transactions. A Fund may write (sell) options to generate current income or as a hedge to reduce investment risk. A Fund will not write any call option or put option unless the option is covered and immediately thereafter the aggregate market value of all portfolio securities or currencies required to cover such options written by a Fund in accordance with current federal securities laws, rules, and staff positions would not exceed 25% of its net assets at the time of purchase. A Fund realizes fees (referred to as “premiums”) for granting the rights evidenced by the call options it has written. A Fund may write straddles (combinations of put and call options on the same underlying security), which are generally a non-hedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and unwind than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that a Fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

Options on Swaps (“Swaptions”).  The purchase and sale of put and call options on swap agreements are commonly referred to as swaptions. Swaptions are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the SEC or the CFTC.  A Fund may enter into different types of swaptions, such as swaptions on credit derivatives or on credit indices, for hedging purposes or to seek to increase total return.

The buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms.  The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

As with other options on securities, indices, or futures contracts, the price of any swaption will reflect both an intrinsic value component, which may be zero, and a time premium component.  The intrinsic value component represents what the value of the swaption would be if it were immediately exercisable into the underlying interest rate swap.  The intrinsic value component measures the degree to which an option is in-the-money, if at all.  The time premium represents the difference between the actual price of the swaption and the intrinsic value.

The pricing and valuation terms of swaptions are not standardized and there is no clearinghouse whereby a party to the agreement can enter into an offsetting position to close out a contract.  Swaptions must thus be regarded as inherently illiquid.

The use of swaptions, as the foregoing discussion suggests, is subject to risks and complexities beyond what might be encountered with investing directly in the securities and other traditional investments that are the referenced asset for the swap or other standardized, exchange traded options and futures contracts.  Such risks include operational risks, valuation risks, credit risks, and/or counterparty risk (i.e., the risk that the counterparty cannot or will not perform its obligations under the agreement).  In addition, at the time the swaption reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.  If this occurs, it could have a negative impact on the performance of the Fund.

While a Fund may utilize swaptions for hedging purposes or to seek to increase total return, their use might result in poorer overall performance for the Fund than if it had not engaged in any such transactions.  If, for example, a Fund had insufficient cash, it might have to sell or pledge a portion of its underlying portfolio of securities in order to meet daily mark-to-market collateralization requirements at a time when it might be disadvantageous to do so.  There may be an imperfect correlation between a Fund’s portfolio holdings and swaptions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.  Further, a Fund’s use of swaptions to reduce risk involves costs and will be subject to the Adviser’s ability to predict correctly changes in interest rate relationships or other factors.  No assurance can be given that the Adviser’s judgment in this respect will be correct.

Options on Futures Contracts. There are several risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options will be based upon predictions as to anticipated trends in interest rates, commodities and securities markets by a Fund’s Adviser, which could prove to be incorrect. Even if those expectations were correct, there may be an imperfect correlation between the change in the value of the options and of the portfolio securities hedged.

As contrasted with the direct investment in such a contract, an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a fixed income or equity security futures contract at a specified exercise price at any time prior to the expiration date of the option. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option, plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the NAV of the Fund.

Options on Interest Rate Futures Contracts. A Fund may purchase and write put and call options on interest rate futures contracts that are traded on a U.S. or foreign exchange or board of trade. These transactions may be used as a hedge against changes in interest rates and market conditions. A Fund may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Options on Foreign Currency Futures Contracts. A Fund may purchase and write put and call options on foreign currency futures contracts that are traded on a U.S. exchange or board of trade. These transactions may be used as a hedge against changes in currency exchange rates and market conditions. A Fund may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

New regulations governing certain OTC derivatives may also increase the costs of using these types of instruments or make them less effective, as described under “Strategic Transactions, Derivatives and Synthetic Investments – Risks of Strategic Transactions Inside the U.S.”

See “Regulation of Commodity Interests” for additional information about the Fund’s use of derivatives in connection with CFTC exclusions.

Preferred Stock. Preferred stocks, like some debt obligations, are generally fixed income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders of common stock receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Private Placements and Other Restricted Securities Risk. Private placement and other restricted securities include securities that have been privately placed and are not registered under the Securities Act of 1933 (“1933 Act”), such as unregistered securities eligible for resale without registration pursuant to Rule 144A (“Rule 144A Securities”) and privately placed securities of U.S. and non-U.S. issuers offered outside of the U.S. without registration with the U.S. Securities and Exchange Commission pursuant to Regulation S (“Regulation S Securities”).

Private placements may offer attractive opportunities for investment not otherwise available on the open market.

Private placements securities typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act)), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration. Rule 144A Securities and Regulation S Securities may be freely traded among certain qualified institutional investors, such as the Fund, but their resale in the U.S. is permitted only in limited circumstances.

Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. A Fund may be deemed to be an “underwriter” for purposes of the Securities Act when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value due to the absence of a trading market.

Private placements and restricted securities may be considered illiquid securities, which could have the effect of increasing the level of a Fund’s illiquidity. Additionally, a restricted security that was liquid at the time of purchase may subsequently become illiquid. Restricted securities that are determined to be illiquid may not exceed a Fund’s limit on investments in illiquid securities.

Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. A Fund may have to bear the extra expense of registering the securities for resale and the risk of substantial delay in effecting the registration. In addition, market quotations typically are less readily available for these securities.

Real Estate Investment Trusts. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs.

Investment in REITs may subject a Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Internal Revenue Code. Each Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects and illiquid markets. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Code, and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

Real Estate Related Securities. Although the Fund may not invest directly in real estate, the Fund may invest in equity securities of issuers that are principally engaged in the real estate industry. The value of the shares of a Fund investing in such issuers will be affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include, among others: (1) changes in general economic and market conditions; (2) changes in the value of real estate properties; (3) risks related to local economic conditions, overbuilding and increased competition; (4) increases in property taxes and operating expenses; (5) changes in zoning laws; (6) casualty and condemnation losses; (7) variations in rental income, neighborhood values or the appeal of property to tenants; and (8) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under performance and out performance in comparison to equity securities markets in general.

There are also special risks associated with particular sectors of real estate investments:

Retail Properties. Retail properties are affected by the overall health of the economy and may be adversely affected by, among other things, the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, changes in spending patterns and lease terminations.

Office Properties. Office properties are affected by the overall health of the economy, and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.

Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, and adverse effects of general and local economic conditions. Hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations, continued availability of revenue from government reimbursement programs and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.

Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, the presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

Community Centers. Community center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants. In some cases a tenant may lease a significant portion of the space in one center, and the filing of bankruptcy could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns and effects of general and local economic conditions with respect to rental rates and occupancy levels.

Other factors may contribute to the risk of real estate investments:

Development Issues. Certain real estate companies may engage in the development or construction of real estate properties. These companies in which a Fund invests (“portfolio companies”) are exposed to a variety of risks inherent in real estate development and construction, such as the risk that there will be insufficient tenant demand to occupy newly developed properties, and the risk that prices of construction materials or construction labor may rise materially during the development.

Lack of Insurance. Certain of the portfolio companies may fail to carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance, or insurance in place may be subject to various policy specifications, limits and deductibles. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, adversely affect a Fund’s investment performance.

Financial Leverage. Global real estate companies may be highly leveraged and financial covenants may affect the ability of global real estate companies to operate effectively.

Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on shares of the Fund could be reduced.

Recent Events. The value of real estate is particularly susceptible to acts of terrorism and other changes in foreign and domestic conditions.

REIT Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company which purports to be a REIT but which fails to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the purported REIT would be subject to corporate level taxation, significantly reducing the return to the Fund on their investment in such company.

Financing Issues. Financial institutions in which the Fund may invest are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge. In addition, interest and investment rates are highly sensitive and are determined by many factors beyond a financial institution’s control, including general and local economic conditions (such as inflation, recession, money supply and unemployment) and the monetary and fiscal policies of various governmental agencies such as the Federal Reserve Board. These limitations may have a significant impact on the profitability of a financial institution since profitability is attributable, at least in part, to the institution’s ability to make financial commitments such as loans. Profitability of a financial institution is largely dependent upon the availability and cost of the institution’s funds, and can fluctuate significantly when interest rates change.

Regulation of Commodity Interests. CFTC regulations subject registered investment companies and/or their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its NAV in commodity futures, options on commodities or commodity futures, swaps, or other financial instruments regulated under the Commodity Exchange Act (“CEA”) (“commodity interests”), or if the registered investment company markets itself as providing investment exposure to such commodity interests.

The Adviser has claimed an exclusion from the definition of commodity pool operator (“CPO”) under CFTC Rule 4.5 with respect to the Fund, and therefore the Fund and the Adviser (with respect to the Fund) are not currently subject to registration, disclosure, and regulatory requirements applicable to CPOs under applicable CFTC rules. The Adviser must reaffirm annually the eligibility of each Fund for this exclusion. The Adviser intends to continue to operate each such Fund in a manner to maintain its exclusion under CFTC Rule 4.5.

Repurchase Agreements. In a repurchase agreement, a Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a Fund) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Repurchase agreements are considered by the staff of the SEC to be loans by a Fund. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to a Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a Fund, the Adviser seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. Reverse repurchase agreements are repurchase agreements in which a Fund, as the seller of the securities, agrees to repurchase them at an agreed upon time and price. A Fund generally retains the right to interest and principal payments on the security. Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing (see “Borrowing”). In accordance with current federal securities laws, rules and staff positions, a Fund will segregate or earmark permissible liquid assets to secure its obligations to repurchase the security. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain segregated or earmarked liquid assets with an approved custodian having a value not less than the repurchase price (including accrued interest). The segregated or earmarked liquid assets will be marked-to-market daily and additional assets will be segregated or earmarked on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. In October 2020, the SEC adopted new regulations applicable to a Fund’s use of derivatives, short sales, reverse repurchase agreements, and certain other transactions that will, among other things, require a Fund to adopt a derivatives risk management program and appoint a derivatives risk manager that will manage the program and communicate to the board of directors of the Fund. However, subject to certain conditions, a Fund that does not invest heavily in derivatives may be deemed limited derivatives users and would not be subject to the full requirements of the new rule. The SEC also eliminated the asset segregation and cover framework arising from prior SEC guidance for covering derivatives and certain financial instruments. The new rule could impact the effectiveness or raise the costs of a Fund’s derivatives transactions, impede the employment of the Fund’s derivatives strategies, or adversely affect Fund performance and cause the Fund to lose value. Compliance with the new rule will be required in August 2022. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. A Fund will enter into reverse repurchase agreements only when the Adviser believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuation in the market value of Fund assets and their yields.

Rights Issues and Warrants. Rights Issues give the right, to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally on a short term period) and are offered at the company’s discretion.

Warrants are securities that give the holder the right, but not the obligation, to subscribe for newly created equity issues (consisting of common and preferred stock, convertible preferred stock and warrants that themselves are only convertible into common, preferred or convertible preferred stock) of the issuing company or a related company at a fixed price either on a certain date or during a set period. Warrants are speculative and have no value if they are not exercised before the expiration date.

The equity issue underlying an equity warrant is outstanding at the time the equity warrant is issued or is issued together with the warrant. At the time a Fund acquires an equity warrant convertible into a warrant, the terms and conditions under which the warrant received upon conversion can be exercised will have been determined; the warrant received upon conversion will only be convertible into a common, preferred or convertible preferred stock. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance.

OTC equity warrants are usually traded only by financial institutions that have the ability to settle and clear these instruments. OTC warrants are instruments between the Fund and its counterparty (usually a securities dealer or bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC warrant, the Fund relies on the counterparty to fulfill its obligations to the Fund if the Fund decides to exercise the warrant.

Index warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, an equity index at a certain level over a fixed period of time. Index warrant transactions settle in cash.

Covered warrants are rights created by an issuer, typically a financial institution, ordinarily entitling the holder to purchase from the issuer of the covered warrant outstanding securities of another company (or in some cases a basket of securities), which issuance may or may not have been authorized by the issuer or issuers of the securities underlying the covered warrants. In most cases, the holder of the covered warrant is entitled on its exercise to delivery of the underlying security, but in some cases the entitlement of the holder is to be paid in cash the difference between the value of the underlying security on the date of exercise and the strike price. The securities in respect of which covered warrants are issued are usually common stock, although they may entitle the holder to acquire warrants to acquire common stock. Covered warrants may be fully covered or partially covered. In the case of a fully covered warrant, the issuer of the warrant will beneficially own all of the underlying securities or will itself own warrants (which are typically issued by the issuer of the underlying securities in a separate transaction) to acquire the securities. The underlying securities or warrants are, in some cases, held by another member of the issuer’s group or by a custodian or other fiduciary for the holders of the covered warrants.

Interest rate warrants are rights that are created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, a specific bond issue or an interest rate index (Bond Index) at a certain level over a fixed time period. Interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

Long term options operate much like covered warrants. Like covered warrants, long term options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange’s trading regulations. A Fund may only acquire covered warrants, index warrants, interest rate warrants and long term options that are issued by entities deemed to be creditworthy by the Adviser. Investment in these instruments involves the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or warrants to acquire the underlying security (or cash in lieu thereof).

Secondary Offerings. A Fund may invest a portion of its assets in shares secondary offerings. A secondary offering is a registered offering of a large block of a security that has been previously issued to the public. A secondary offering can occur when an investor sells to the public a large block of stock or other securities it has been holding in its portfolio. In a sale of this kind, all of the profits go to the seller rather than the issuer. Secondary offerings can also originate when the issuer issues new shares of its stock over and above those sold in its IPO, usually in order to raise additional capital. However, because an increase in the number of shares devalues those that have already been issued, many companies make a secondary offering only if their stock prices are high or they are in need of capital. Secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. Secondary offering shares frequently are volatile in price. Therefore, a Fund may hold secondary offering shares for a very short period of time. This may increase the portfolio turnover rate of a Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Securities Backed by Guarantees. Securities backed by guarantees are securities backed by guarantees from banks, insurance companies and other financial institutions. Changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a Fund.

Securities Lending. A Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to each loan of U.S. and non-U.S. securities, equal to at least 100% of the value of the portfolio securities loaned. Typically, a Fund will receive collateral, with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned. At all times thereafter, the borrower shall be required to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the collateral. For the purposes of this policy, a Fund considers collateral consisting of cash, U.S. Government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, a Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a “placing broker,” a part of the interest earned from the investment of collateral received for securities loaned.

The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the fund must receive from the borrower collateral equal to at least 100% of the value of the portfolio securities loaned; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, the fund’s board of trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modifications.

Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan. In addition, there is the possibility of losses resulting from the investment of collateral where the market value of the collateral falls below 100%. Such losses may include, but are not limited to, losses associated with deterioration in the credit of the investments of collateral. These losses generally would be borne by the Fund lending its portfolio securities, which would have a negative impact on the lending Fund’s performance.

Cash received as collateral through loan transactions may be invested in other securities eligible for purchase by the Fund. The investment of cash collateral subjects that investment, as well as the securities loaned, to market appreciation or depreciation. The Fund is obligated to return the collateral to the borrower at the termination of the loan. A Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with cash collateral. A Fund’s securities lending program may be temporarily suspended if a Board and/or the Adviser determine it to be in the best interests of a Fund’s shareholders.

The collateral received from a borrower as a result of a Fund’s securities lending activities will be used to purchase both fixed income securities and other securities with debt-like characteristics that are rated A1 or P1 (except as noted below) on a fixed rate or floating rate basis, including but not limited to: (a) bank obligations, such as bank bills, bank notes, certificates of deposit, commercial paper, deposit notes, loan participations, medium term notes, mortgage backed securities, structured liquidity notes, and time deposits; (b) corporate obligations, such as commercial paper, corporate bonds, investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by, an insurance company, loan participations, master notes, medium term notes, and second tier commercial paper (which must have a minimum rating of two of the following: A-2, P-2 and F-2); (c) sovereigns, such as commercial paper, U.S. Government securities (including securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, instrumentalities, establishments or the like), sovereign obligations of non-U.S. countries that are members of the Organization for Economic Co-operation and Development of the European Union (including securities issued or guaranteed as to principal and interest by the sovereign, its agencies, instrumentalities, establishments or the like) and supranational issuers; and (d) repurchase agreements, including reverse repurchase agreements (which permitted collateral, in most cases, must have an investment grade rating from at least two NRSROs). Except for the investment agreements, funding agreements or guaranteed investment contracts guaranteed by an insurance company, master notes, and medium term notes (which are described below), these types of investments are described elsewhere in the SAI. Collateral may also be invested in a money market mutual fund or short-term collective investment trust.

Investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by, an insurance company are agreements where an insurance company either provides for the investment of a Fund’s assets or provides for a minimum guaranteed rate of return to the investor.

Master notes are promissory notes issued usually with large, creditworthy broker-dealers on either a fixed rate or floating rate basis. Master notes may or may not be collateralized by underlying securities. If the master note is issued by an unrated subsidiary of a broker-dealer, then an unconditional guarantee is provided by the issuer’s parent.

Medium term notes are unsecured, continuously offered corporate debt obligations. Although medium term notes may be offered with a maturity from one to ten years, in the context of securities lending collateral the maturity of the medium term note will not generally exceed two years.

Securities of Investment Companies. To the extent permitted by the 1940 Act, a Fund may generally invest up to 10% of its total assets, calculated at the time of investment, in the securities of other investment companies. No more than 5% of a Fund’s total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. For purposes of these limitations, a Fund would aggregate its investments in any private placements (as described under “Private Placements and Other Restricted Securities” above) with its investment company holdings, which would include ETF holdings unless an exemption applies (as described in “Exchange-Traded Funds” above). Rule 12d1-4 under the 1940 Act permits registered investment companies to acquire securities of another investment company in excess of these amounts, subject to certain conditions. To the extent a Fund invests in another investment company, the Fund indirectly will bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund. Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies. Each Fund may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

See also “Exchange-Traded Funds” above.

“Special Situations” Companies Risk. “Special situations” with respect to a portfolio company include a change in management or management policies, the acquisition of a significant equity position in the company by others, a merger or reorganization, or the sale or spin-off of a division or subsidiary which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a special situation company may decline significantly. There can be no assurance that a special situation that exists at the time of its investment will be consummated under the terms and within the time period contemplated. Investments in “special situations” companies can present greater risks than investments in companies not experiencing special situations.

Strategic Transactions, Derivatives and Synthetic Investments. A Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed income securities in the Fund’s portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts. In certain circumstances, a Fund may wish to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the security is illiquid, or is unavailable for direct investment or available only on less attractive terms. In such circumstances, a Fund may invest in synthetic or derivative alternative investments (“Synthetic Investments”) that are based upon or otherwise relate to the economic performance of the underlying securities. Synthetic Investments may include swap transactions, notes or units with variable redemption amounts, and other similar instruments and contracts. Synthetic Investments typically do not represent beneficial ownership of the underlying security, usually are not collateralized or otherwise secured by the counterparty and may or may not have any credit enhancements attached to them.

In the course of pursuing these investment strategies, a Fund may purchase and sell exchange-listed and OTC put and call options on securities, equity and fixed income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called “Strategic Transactions”). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used subject to certain limits imposed by the 1940 Act to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured. A Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Fund, and in accordance with current federal securities laws, rules, and staff positions, a Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.

Strategic Transactions, including derivative contracts and Synthetic Investments, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Synthetic Investments also involve exposure to the creditworthiness of the issuer of the underlying security, changes in exchange rates and future governmental actions taken by the jurisdiction in which the underlying security is issued, and counterparties involved. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund’s position. In addition, futures and options markets may not be liquid in all circumstances and certain OTC options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts and short options positions would create a greater ongoing potential financial risk than would purchases of options (i.e., long options positions, when the exposure is limited to the cost of the initial premium). Losses resulting from the use of Strategic Transactions would reduce NAV, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

Risks of Strategic Transactions Inside the U.S. It is possible that government regulation of various types of derivative instruments, such as the currency and interest rate transactions, credit default swaps and options described herein, may limit or prevent a Fund from using such instruments as part of its investment strategy, which could negatively impact a Fund. For example, it is possible that developments in the derivatives market, including new regulatory requirements, could limit or prevent a Fund's ability to utilize derivatives as part of its investment strategy, terminate existing derivatives or realize amounts to be received under such derivatives, which could negatively affect the Fund. Some derivatives currently are, and more in the future will be, required to be centrally cleared, which affects how derivatives are transacted.

The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted on July 21, 2010 (the “Dodd-Frank Act”), resulted in a comprehensive regulatory regime for derivatives that qualify as “swaps”, which are generally regulated by the CFTC, and “security-based swaps”, which are generally regulated by the SEC. Foreign exchange forwards and spot foreign exchange are generally exempt from this regulation. The Dodd-Frank Act created a new clearing and exchange-trading requirements for OTC derivatives that are swaps or security-based swaps. The Dodd-Frank Act also requires the CFTC, SEC and banking or prudential regulators, to establish capital requirements for certain regulated counterparties (such as swap dealers), as well as requirements for such regulated counterparties to collect margin from and post margin to counterparties, such as the Fund, to uncleared derivatives and to impose clearing and central trading requirements, that also require margin posting by the Fund. The CFTC and banking or prudential regulators have adopted margin rules for uncleared swaps and, in the case of prudential regulators, security-based swaps as well. Variation margin requirements have been implemented by the CFTC and prudential regulators and initial margin requirements have started to go into effect and will be phased in through 2022. The SEC has also adopted a set of regulations that apply to security-based swaps, including dealer registration, central clearing, business conduct and margin requirements that are expected to go into effect in the near future. The Fund may incur additional costs in complying with the SEC rules because many of those rules differ from the rules adopted for swaps by the CFTC and the prudential regulators.

If a swap entered into by a Fund is required to be centrally cleared, Dodd-Frank and the CFTC’s regulations may also require that the swap be executed on a regulated market facility such as a “swap execution facility” or “SEF”. Similar regulatory requirements will apply to security-based swaps that are subject to the jurisdiction of the SEC beginning in October 2021.

While some provisions of the Dodd-Frank Act have either already been implemented through rulemaking by the CFTC and/or the SEC, or by the banking or prudential regulators in the case of capital requirements and margin requirements for uncleared swaps with respect to certain regulated counterparties, or must be implemented through future rulemaking by those and other federal agencies, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund, it is possible that, when compliance with these rules is required, they could potentially limit or completely restrict the ability of a Fund to use certain derivatives as a part of its investment strategy, increase the cost of entering into derivatives transactions or require more assets of the Fund to be used for collateral in support of those derivatives than is currently the case. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions also could prevent the Fund from using derivatives or affect the pricing or other factors relating to these transactions, or may change the availability of certain derivatives.

The CFTC and the SEC continue to review the proposed and current regulatory requirements applicable to derivatives, including swaps and security-based swaps. It is not certain at this time how the regulators may change these requirements and such proposals may create barriers to the Fund’s use of certain types of investments.

As described above, the Fund may also trade in currency forward contracts. There is less protection against defaults in the forward trading of currencies since such contracts are currently not guaranteed by any clearing house. The Dodd-Frank Act includes in the definition of “swaps” that are regulated by the CFTC most types of currency derivatives including cash-settled or non-deliverable foreign currency forwards. Such currency derivatives may, in the future, be required to be cleared by a clearinghouse and traded on a regulated exchange, and are now generally subject to the final swap regulations adopted by the CFTC in connection with its authority under the Dodd-Frank Act. A limited category of currency derivatives, namely physically-settled or deliverable foreign currency forwards and swaps, however, are excluded from certain of the Dodd-Frank Act regulations as a result of a determination issued by the Secretary of the Treasury. These foreign currency derivatives are not subject to the mandatory clearing or exchange-trading requirements of the Dodd-Frank Act.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S. (which may depend on whether the Fund is executing trades with a CFTC or SEC registered dealer), may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. In accordance with current federal securities laws, rules, and staff positions, many Strategic Transactions, in addition to other requirements, require that a Fund segregate cash or liquid assets with its custodian to the extent fund obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to maintain assets determined to be liquid in accordance with the Fund’s procedures in an amount equal to the value of the underlying index (as represented by a portfolio of securities substantially replicating the movement of the index). A put option written by a Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

Except when a Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid assets denominated in that currency equal to the Fund’s obligations or to segregate cash or liquid assets equal to the amount of the Fund’s obligation.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC-issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC-issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement, and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations including any pre-payment penalties and premium payments over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. A Fund’s obligation to segregate the accrued excess of its obligations over its entitlements with respect to a CDS, including any credit default swaps on an index (“CDX”), it buys (for example, the cost to the Fund to unwind the CDS/CDX, enter into an offsetting CDS/CDX, or pay a third-party to relieve the Fund of its obligation) may be equal to the notional value of the CDS/CDX. When the Fund is a seller of the CDS/CDX, the Fund will segregate the notional value of the CDS/CDX. Caps, floors and collars require segregation of assets with a value equal to the Fund’s net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash or liquid assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

As described herein, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and coverage transactions reflected in the Fund’s asset segregation and cover practices discussed herein.

Rule 18f-4 under the 1940 Act has eliminated the general asset segregation requirement in connection with certain derivatives transactions, in light of the rule’s requirements for funds to establish and maintain derivatives risk management programs that comply with certain risk-based limits. Rule 18f-4 becomes fully effective in August 2022.

Combined Transactions. A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

U.S. Government Securities. There are two broad categories of U.S. Government-related debt instruments: (a) direct obligations of the U.S. Treasury, and (b) securities issued or guaranteed by U.S. Government agencies.

Examples of direct obligations of the U.S. Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve risk of loss of principal and interest. U.S. Government Securities may include “zero coupon” securities that have been stripped by the U.S. Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a U.S. Government agency or instrumentality.

Interest rates on U.S. Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day U.S. Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the U.S. Government Securities in a Fund’s portfolio does not guarantee the NAV of the shares of the Fund. There are market risks inherent in all investments in securities and the value of an investment in a Fund will fluctuate over time. Normally, the value of investments in U.S. Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in U.S. Government Securities will tend to decline, and as interest rates fall the value of a Fund’s investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain mortgage-backed securities, such as GNMA Certificates. Prepayments of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of a Fund and may even result in losses to the Fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of mortgage-backed securities may decline, resulting in the extension of a Fund’s average portfolio maturity. As a result, a Fund’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

TIPS Bonds. Treasury Inflation-Protected Securities (“TIPS”) are fixed income securities issued by the U.S. Treasury whose principal value is periodically adjusted according to the rate of inflation. The U.S. Treasury uses a structure that accrues inflation into the principal value of the bond. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. TIPS bonds typically pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

When-Issued Securities and Delayed-Delivery. A Fund may purchase equity and debt securities on a “when-issued,” “delayed-delivery” or “forward delivery” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to the Fund. When a Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income. While such securities may be sold prior to the settlement date, each Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its NAV. The market value of the securities may be more or less than the purchase price. In accordance with current federal securities laws, rules, and staff positions, a Fund will establish a segregated account in which it will maintain cash and liquid assets equal in value to commitments for such securities.

When a Fund agrees to purchase when-issued or delayed-delivery securities, to the extent required by the SEC, its custodian will set aside permissible liquid assets equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described above, the Fund’s liquidity and the ability of the Adviser or Sub-adviser to manage it might be affected by its commitments to purchase “when-issued” securities. As described herein, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and coverage transactions reflected in the Fund’s asset segregation and cover practices discussed herein.

When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

When a Fund enters into a delayed delivery transaction, a when-issued transaction or a forward transaction, the Fund may be required to provide collateral to cover potential losses of the counterparty, due to changes in the value of the security, in the event that the event that the transaction is unable to settle (e.g., in the event of a default on the Fund).  Similarly, the counterparty may be required to provide collateral to cover the potential losses of the Fund, due to changes in the value of the security, in the event that the transaction is unable to settle (e.g., the seller fails to deliver the security).  A Fund may reduce the amount of liquid assets it will segregate to the extent it provides such collateral.

Rule 18f-4 under the 1940 Act, which becomes fully effective in August 2022, provides that funds may invest in securities on a when-issued or forward-settling basis, or with a non-standard settlement cycle. These transactions will not be deemed to involve a senior security, and thus generally will not require the Fund to maintain a “segregated account” when engaging in these types of transactions, subject to certain conditions and any other restrictions that the Fund has adopted.

There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from appreciation in the value of the security during the commitment period if the security is not ultimately issued.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of the Fund’s NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Portfolio Turnover

The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases and sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. Portfolio turnover may involve the payment by the Fund of brokerage and other transaction costs, on the sale of securities, as well as on the investment of the proceeds in other securities. The greater the portfolio turnover, the greater the transaction costs to the Fund, which could have an adverse effect on the Fund’s total rate of return. In addition, funds with high portfolio turnover rates may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income.

The Fund had not commenced operations as of [   ], 2022.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions:

The following are fundamental investment restrictions of the Fund which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding shares means the vote of (A) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (B) a majority of the outstanding voting securities, whichever is less.

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May not borrow money or issue senior securities, except that each Fund may sell securities short, enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

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May not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

●	May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or SAI of the Fund.
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May not purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund’s total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. Government or its agencies or instrumentalities or securities of other investment companies. The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, commercial mortgage, residential mortgage, equipment finance, premium finance, leasing finance, consumer finance and other finance.

●

May not lend any security or make any other loan, except that the Fund may in accordance with its investment objective and policies (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

●

May not purchase or sell real estate, except that the Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

For purposes of the fundamental policy restricting investments in an issuer if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of issuers, the principal activities of which are in the same industry, the Fund will, as a non-fundamental policy, consider commercial mortgage and residential mortgage to be a single industry (notwithstanding the statement defining separate industries contained in the policy). In addition, notwithstanding the statement defining separate industries contained in the policy, the Fund may elect to consider certain of such industries as part of the same industry to be consistent with a third party industry classification system (e.g., BICS, GICS or Barclays Live), and may otherwise define industries consistent with applicable law and SEC guidance. Further, the Fund will endeavor to consider the concentration policy of underlying investment companies when determining the Fund’s compliance with its concentration policy.

The Following are the Non-Fundamental Operating Policies of the Fund Listed Below Which May Be Changed by the Board of Trustees of the Trust Without Shareholder Approval:

As a matter of non-fundamental policy, the Fund may not:

●

acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets (that is, investments that the Fund reasonably expects cannot be sold in current market conditions in seven calendar days without significantly changing the market value of the investments).

●	acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

With respect to the Fund:

If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in NAV will not constitute a violation of such restriction or requirement. However, should a change in NAV or other external events cause the Fund’s investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund’s investment in illiquid securities, the Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable. In such event, however, such Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such securities.

The investment objective of the Fund is not fundamental and may be changed by the Board of Trustees without shareholder approval.

Internal Revenue Code Restrictions

In addition to the investment restrictions above, the Fund must be diversified according to Code requirements. Specifically, at each tax quarter end, the Fund’s holdings must be diversified so that (a) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. Government securities, securities of other U.S. regulated investment companies, and other securities, such other securities limited so that no one issuer has a value greater than 5% of the value of the Fund’s total assets and that the Fund holds no more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s assets is invested in the securities (other than those of the U.S. Government or other U.S. regulated investment companies) of any one issuer or of two or more issuers of which the Fund holds 20% or more of the voting stock and which are engaged in the same, similar, or related trades or businesses or the securities of one or more qualified publicly traded partnerships (defined as a partnership whose interests are traded on an established securities market or are readily tradable on a secondary market, unless 90% or more of such partnership’s gross income is derived from its business of investing in stock, securities or currencies).

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted a policy on selective disclosure of portfolio holdings in accordance with regulations that seek to ensure that disclosure of information about portfolio securities is in the best interest of Fund shareholders and to address the conflicts between the interests of Fund shareholders and its service providers. The policy provides that divulging non-public portfolio holdings information to selected parties is permissible only when the Fund has legitimate business purposes for doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the non-public information. In addition, the disclosure of the Fund’s portfolio securities is permitted only where it is consistent with the anti-fraud provisions of the federal securities laws and the Trust’s or the Adviser’s or a Sub-adviser’s fiduciary duties. The Trust, the Adviser, a Sub-adviser or any agent, or any employee thereof (a “Fund Representative”) may not disclose the Fund’s portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means the Fund’s actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions. Neither the Fund nor a Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Fund Representative may provide portfolio holdings information to third parties if such information has been included in the Fund’s public filings with the SEC or is disclosed on the Fund’s publicly accessible website. The parties receiving such information may include ratings agencies, individual or institutional investors, or intermediaries that sell shares of the Fund.

The Fund posts onto the Trust’s internet site its securities holdings and its top ten portfolio holdings as of the end of each month. Such portfolio holdings are available no earlier than 7 business days after the end of the previous month for equity funds and no earlier than 15 business days after the end of the previous month for fixed income funds. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund’s semi-annual and annual reports to shareholders. Each Fund files its complete schedule of portfolio holdings with the SEC quarterly. The Fund’s full portfolio holdings as of its first and third fiscal quarters will be made publicly available 60 days after the end of each quarter on www.sec.gov.

If a Fund Representative seeks to disclose portfolio holdings information that is not publicly available to specific recipients pursuant to circumstances not specifically addressed by the policy, the Fund Representative must obtain approval from the Trust’s Chief Compliance Officer prior to such disclosure. Exceptions to the portfolio holdings release policy described above can only be authorized by the Trust’s Chief Compliance Officer and will be made only when:

●	The Fund has a legitimate business purpose and it is in the best interest of the Fund to release portfolio holdings information in advance of release to all shareholders or the general public; and
●	The recipient of the information provides written assurances that the non-public portfolio holdings information will remain confidential and that persons with access to the information will be prohibited from trading based on the information.

In connection with providing services to the Fund, the Fund’s service providers may receive portfolio holdings information in advance of general release on an as needed basis. The service providers that may receive portfolio holdings information include the Adviser and administrator (abrdn Inc.); Sub-adviser (Aberdeen Asset Managers Limited and abrdn Asia Limited); independent registered public accounting firm ([ ]); custodian, fund accountant, sub-administrator (State Street Bank and Trust Company); transfer agent (DST Asset Manager Solutions); securities lending agent (until February 28, 2022) to the Funds and provider of certain middle- and back-office services to the Adviser and subadvisers (BNP Paribas Security Services); securities lending agent to the Funds effective March 1, 2022 (Securities Finance Trust Company); providers of certain middle-and back-office services to the Adviser and sub-advisers (Citibank NA and its affiliates); legal counsel (Dechert LLP); legal counsel to the independent Trustees (Faegre Drinker Biddle & Reath LLP); financial printers (Merrill Corporation) and proxy voting service (if applicable). The service providers are subject to express or implied duties to keep all portfolio holdings information that is not publicly available confidential and not to trade on such information. In addition, non-public portfolio holdings information may be provided to mutual fund rating or ranking services or portfolio analytics services prior to such information becoming publicly available so long as (i) such disclosure is subject to confidentiality agreement and trading restrictions or (ii) the entity to which portfolio holdings information will be provided (a) has adopted policies and/or procedures that seek to ensure that such information will remain confidential and restrict the entity and its employees from trading on the information and (b) prior to disclosure, the Trust’s Chief Compliance Officer receives in writing a copy of such policies and/or procedures and determines they are acceptable.

The Trust’s Chief Compliance Officer conducts periodic reviews of compliance with the policy and provides annually a report to the Board of Trustees regarding the operation of the policy, exceptions and waivers granted under the policy and any material changes recommended as a result of such review. Additionally, the Trust’s Chief Compliance Officer will provide quarterly reports to the Board of Trustees listing persons or entities with whom the Trust or the Adviser has entered into Confidentiality Agreements with respect to Trust business during the quarter. The policy also provides that in the event of a violation of the policy, the Board will receive a report at its next quarterly meeting about any disclosures that were made concerning the Trust’s portfolio holdings which will describe to whom and under what circumstances such disclosure was made.

BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST (“INDEPENDENT TRUSTEES”)
NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD, LENGTH OF TIME SERVED AND TERM OF OFFICE*	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE**	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS***
Radhika Ajmera**** Year of Birth: 1964	Trustee since February 2020	Ms. Ajmera was appointed Chair of Aberdeen Japan Equity Fund Inc in 2017, having served as a director since 2014. She has been an independent non-executive director of Aberdeen Asia-Pacific Income Investment Co Ltd since 2015. She is also an independent non-executive director of Aberdeen Funds since 2020 and Aberdeen Global Income Fund Inc, Aberdeen Asia-Pacific Income Fund Inc and Aberdeen Australia Equity Fund Inc since 2021. She has over 20 years' experience in fund management, predominantly in emerging markets. She has also held a number of UK closed end fund non-executive directorships. Ms Ajmera is a graduate of the London School of Economics.	[5 RICs consisting of 24 Portfolios]	None.
P. Gerald Malone**** Year of Birth: 1950	Trustee since December 2007 Chairman of the Board	Mr. Malone is, by profession, a lawyer of over 40 years. Currently, he is a non-executive director of a number of U.S. companies, including Medality Medical (medical technology company) and Bionik Laboratories Corp. (US healthcare company) since 2018. He is also Chairman of many of the open and closed end funds in the Fund Complex. He previously served as Independent Chairman of UK companies Crescent OTC Ltd (pharmaceutical services) until February 2018; and fluidOil Ltd. (oil services) until June 2018; U.S. company Rejuvenan llc (wellbeing services) until September 2017 and as chairman of UK company Ultrasis plc (healthcare software services company) until October 2014. Mr. Malone was previously a Member of Parliament in the U.K. from 1983 to 1997 and served as Minister of State for Health in the U.K. government from 1994 to 1997.	[10 RICs consisting of 29 Portfolios]	Director of Bionik Laboratories Corporation (U.S. healthcare company) since 2018.
Neville J. Miles**** Year of Birth: 1946	Trustee since December 2011	Mr. Miles is a non-executive director of a number of Australian and overseas companies and serves as Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment).	[4 RICs consisting of 23 Portfolios]	None.
Rahn K. Porter**** Year of Birth: 1954	Trustee since September 2016	Mr. Porter is the Principal at RPSS Enterprises (consulting) since 2019. He was the Chief Financial and Administrative Officer of The Colorado Health Foundation from 2013 to 2019.	[3 RICs consisting of 22 Portfolios]	Director of CenturyLink Investment Management Company since 2006, Director of BlackRidge Financial Inc. from 2004 to 2019.
Steven N. Rappaport**** Year of Birth: 1948	Trustee since September 2016	Mr. Rappaport has been a Partner of Lehigh Court, LLC (private investment firm) and RZ Capital LLC (private investment firm) since 2004.	[2 RICs consisting of 21 Portfolios]	Director of iCAD, Inc. (a surgical and Medical instruments and apparatus company) from 2006 to 2018; Director of Credit Suisse Funds (9) since 1999; Director of Credit Suisse Asset Management Income Fund, Inc. since 2005; and Director of Credit Suisse NEXT Fund since 2013; and Director of Credit Suisse Park View Fund until 2016.
Warren C. Smith**** Year of Birth: 1955	Trustee since December 2007	Mr. Smith has been a founding partner of MRB Partners Inc. (independent investment research and consultancy firm) since 2010. He has been a Director of Aberdeen Asia-Pacific Income Investment Company Limited (Canadian investment fund) since 1993.	[1 RIC consisting of 20 Portfolios]	None.

TRUSTEES WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST (“INTERESTED TRUSTEES”)
NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD, LENGTH OF TIME SERVED AND TERM OF OFFICE*	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE**	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS***
Stephen Bird****† Year of Birth: 1967	Trustee since June 2021	Mr. Bird joined the Board of abrdn plc in July 2020 as Chief Executive-Designate, and was formally appointed Chief Executive Officer in September 2020. Previously, Mr. Bird served as chief executive officer of global consumer banking at Citigroup from 2015, retiring from the role in November 2019. His responsibilities encompassed all consumer and commercial banking businesses in 19 countries, including retail banking and wealth management, credit cards, mortgages, and operations and technology supporting these businesses. Prior to this, Mr. Bird was chief executive for all of Citigroup’s Asia Pacific business lines across 17 markets in the region, including India and China. Mr. Bird joined Citigroup in 1998, and during his 21 years with the company he held a number of leadership roles in banking, operations and technology across its Asian and Latin American businesses. Before this, he held management positions in the UK at GE Capital – where he was director of UK operations from 1996 to 1998 – and at British Steel.	[10 RICs consisting of 29 Portfolios]	None.

*	Each Trustee holds office for an indefinite term until his successor is elected and qualified.

**	The abrdn Fund Complex consists of the Trust, which currently consists of [21] portfolios, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., Aberdeen Japan Equity Fund, Inc., Aberdeen Income Credit Strategies Fund, Aberdeen Global Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Standard Global Infrastructure Income Fund Inc., and abrdn ETFs (consisting of 3 portfolios).

***	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

****	Each Trustee may be contacted by writing to the Trustee c/o abrdn Inc., 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, Attn: Megan Kennedy.

†	Mr. Bird is considered to be an “interested person” of the Trust as defined in the 1940 Act because of his prior affiliation with the Adviser.

OFFICERS OF THE TRUST
NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD, LENGTH OF TIME SERVED AND TERM OF OFFICE*	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Bev Hendry** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1953	President, Chief Executive Officer and Principal Executive Officer (Since September 2014)	Currently, Chairman- Americas for abrdn plc (2018-present). Mr. Hendry was Chief Executive Officer–Americas for Aberdeen Asset Management PLC (2014-2018) and Chief Operating Officer for Hansberger Global Investors (2008-2014).
Joseph Andolina** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Vice President and Chief Compliance Officer (Since March 2017)	Currently, Chief Risk Officer Americas for abrdn Inc. Prior to joining the Compliance Department, he was a member of abrdn’s Legal Department, where he served as U.S. Counsel and worked primarily on matters relating to abrdn’s registered funds.
Andrea Melia** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1969	Treasurer, Chief Financial Officer, and Principal Accounting Officer (Since September 2009)	Currently, Senior Director, Product Management for abrdn Inc. (since 2009).
Megan Kennedy** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President (Since September 2009)	Currently, Senior Director, Product Governance for abrdn Inc. Ms. Kennedy joined the company in 2005 as a Senior Fund Administrator.
Lucia Sitar** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President (Since December 2008)	Currently, Head of Product Management & Governance – Americas for abrdn Inc. Ms. Sitar joined the company in July 2007.
Alan Goodson** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President (Since March 2009)	Currently, Head of Product & Client Solutions –Americas for abrdn Inc., overseeing Product Management and Product Development for abrdn’s registered and unregistered investment companies in the U.S. and Canada. Mr. Goodson is Director and Vice President of abrdn Inc. and joined the company in 2000.

Chris Demetriou** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President (Since March 2020)	Chris became CEO for UK, EMEA and Americas in April 2021. His focus in this role is on driving commercial opportunities and sustainable growth for our business through strong collaboration across our global investments teams. He is a member of the Executive Leadership Team as well as several other committees within our business. Chris joined our business in 2013, at that time Aberdeen Asset Management, as a result of the acquisition of SVG – a FTSE 250 private equity investor based in London – where he was working at the time. Chris moved to the United States in 2014 to assume the role of Chief Financial Officer for Aberdeen in the Americas. In 2016 he was appointed Deputy CEO for the Americas, and became CEO for the Americas in 2018.
Ben Moser** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1979	Vice President (Since September 2018)	Currently, Head of Investor Services - U.S. for abrdn Inc. Mr. Moser joined the company in July 2008.
Sharon Ferrari** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Vice President (Since January 2022)	Currently, Senior Product Manager for abrdn Inc. Prior to that she was a Senior Fund Administration Manager for abrdn, Inc. Ms. Ferrari joined the company in June 2008.
Heather Hasson** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1982	Vice President (Since January 2022)	Currently, Senior Product Manager for abrdn Inc. Ms. Hasson joined the company in November 2006.
Brian Kordeck** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Vice President (Since January 2022)	Currently, Senior Product Manager for abrdn Inc. Mr. Kordeck joined the company in November 2013.
Michael Marsico** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1980	Vice President (Since January 2022)	Currently, Senior Product Manager for abrdn Inc. Mr. Marsico joined the company as a Fund Administrator in May 2014.

Andrew Kim** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President (Since January 2022)	Currently, Senior Product Governance Manager for abrdn Inc. Mr. Kim joined the company in August 2013.
Robert Hepp** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President (Since January 2022)	Currently, Senior Product Governance Manager for abrdn Inc. Mr. Hepp joined the company in November 2016.

*	Each officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.

**	Mr. Hendry, Mr. Demetriou, Ms. Melia, Ms. Kennedy, Mr. Goodson, Mr. Andolina, Ms. Sitar, Mr. Moser, Ms. Ferrari, Ms. Hasson, Mr. Kordeck, Mr. Marsico, Mr. Kim and Mr. Hepp hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., Aberdeen Japan Equity Fund, Inc., Aberdeen Income Credit Strategies Fund, Aberdeen Global Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Total Dynamic Dividend Fund and abrdn ETFs (consisting of 3 portfolios), each of which may also be deemed to be a part of the same “Fund Complex” as the Trust.

Responsibilities of the Board of Trustees

The business and affairs of the Trust are managed under the direction of its Board of Trustees subject to the laws of the State of Delaware and the Trust’s Amended and Restated Agreement and Declaration of Trust. The Board of Trustees sets and reviews policies regarding the operation of the Trust, and directs the officers to perform the daily functions of the Trust.

Additional Information about the Board of Trustees

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustee possesses the requisite experience, qualifications, attributes and skills to serve on the Board. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Adviser, Subadvisers, other service providers, counsel and independent auditor; and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board has also considered the contributions that each Trustee can make to the Board and the Fund. A Trustee’s ability to perform his duties effectively may have been attained through the Trustee’s executive, business, consulting, and/or legal positions; experience from service as a Trustee of the Trust and other funds/portfolios in the abrdn fund complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences. In this regard, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee in addition to the information set forth in the table above: Ms. Ajmera, financial services, investment management and executive experience and board experience with investment management and fund companies; Mr. Bird, investment management experience as the Chief Executive Officer of abrdn plc and executive experience with other financial services and banking companies; Mr. Malone, legal background and public service leadership experience, board experience with other public and private companies, and executive and business consulting experience; Mr. Miles, financial services, investment management and executive experience and board experience with various Australian public and private companies; Mr. Porter, financial, accounting and executive experience with other companies and board experience with investment management and fund companies; Mr. Rappaport, financial services, investment management and executive experience with private investment firms and board experience with other public and private companies, including fund companies; and Mr. Smith, experience as managing editor and director of a financial publications firm.

The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Trust. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Board and Committee Structure

The Board of Trustees is composed of six Independent Trustees and one Interested Trustee, Stephen Bird. The Board has appointed Mr. Malone, an Independent Trustee, as Chairman. The Chairman presides at meetings of the Trustees, participates in the preparation of the agenda for meetings of the Board, and acts as a liaison between the Independent Trustees and the Trust’s management between Board meetings. Except for any duties specified herein, the designation of the Chairman does not impose on such Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Board holds regular quarterly meetings each year to consider and address matters involving the Trust and its Funds. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also meet outside the presence of management in executive session at least quarterly and have engaged separate, independent legal counsel to assist them in performing their oversight responsibilities.

The Board has established a committee structure that includes an Audit and Valuation Committee and Nominating and Corporate Governance Committee (each discussed in more detail below) to assist the Board in the oversight and direction of the business affairs of the Fund, and from time to time may establish informal ad hoc committees or working groups to review and address the practices of the Fund with respect to specific matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund’s activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Nominating and Corporate Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. Each Committee is comprised entirely of Independent Trustees. The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Independent Trustee as Chairman, is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

The Audit and Valuation Committee is comprised of Ms. Ajmera and Messrs. Malone, Miles, Porter, Rappaport and Smith. Mr. Porter serves as Chair of the Audit and Valuation Committee as well as the Audit and Valuation Committee Financial Expert. The purposes of the Audit and Valuation Committee are to: (a) annually select, retain or terminate the Trust’s independent auditor and, in connection therewith, to evaluate the terms of the engagement and the qualifications and independence of the independent auditor; (b) review in advance, and consider approval of, any and all proposals by management or the Adviser that the Trust, Adviser or their affiliated persons, employ the independent auditor to render permissible non-audit services to the Trust and to consider whether such services are consistent with the independent auditor’s independence; (c) meet annually with the Trust’s independent auditor as necessary to consider, among other things, (i) the Trust’s annual audited financial statements and semi-annual financial statements, (ii) any matters of concern relating to the Trust’s financial statements; (iii) the performance of the independent auditor; and (iv) the independent auditor’s comments regarding the Trust’s financial policies, procedures and internal accounting controls and management’s responses thereto; (d) review and discuss policies with respect to risk assessment and risk management; (e) review annually with management and the independent auditor their separate evaluations of the adequacy and effectiveness of the Trust’s system of internal controls; (f) develop, establish and periodically review procedures for the receipt, retention and treatment of complaints received by the Trust from any source regarding accounting, internal accounting controls, or auditing matters; (g) review and resolve any disagreements between management and the independent auditor regarding financial reporting; and (h) investigate improprieties or suspected improprieties in Trust operations and other matters within the scope of its duties, as they are presented to the Committee or brought to the attention of the Committee. The function of the Audit and Valuation Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent auditor’s responsibility to plan and carry out a proper audit. The independent auditor is ultimately accountable to the Board and the Audit and Valuation Committee, as representatives of the Trust’s shareholders. Each of the members have a working knowledge of basic finance and accounting matters and are not interested persons of the Trust, as defined in the 1940 Act.

The purpose of the Audit and Valuation Committee is also to oversee the implementation and operation of the Trust’s Valuation and Liquidity Procedures. The Audit and Valuation Committee has the following powers and responsibilities, among others, to: (a) review periodically the actions taken by the Adviser’s pricing committee including its determination regarding the fair value of securities for which market quotations are not readily available, not readily determinable or unreliable and the methodology for fair valuing portfolio securities; (b) recommend pricing services to the Board and periodically review the performance of pricing services; and (c) review pricing errors and the Trust’s Net Asset Value Error Correction Policy and recommend corrective action if necessary and appropriate. The Audit and Valuation Committee met 5 times during the fiscal year ended October 31, 2021.

The Nominating and Corporate Governance Committee (“Nominating Committee”) is comprised of Ms. Ajmera and Messrs. Malone, Miles, Porter, Rappaport and Smith. Mr. Malone serves as Chair of the Nominating Committee. The Nominating Committee has the following powers and responsibilities: (1) selection and nomination of all persons for election or appointment as Trustees of the Trust (provided that nominees for independent Trustee are recommended for selection and approval by all of the incumbent independent Trustees then serving on the Board); (2) periodic review of the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board; (3) implementing an annual evaluation of the performance of the Board and its committees; (4) periodic review of the compensation paid to the Board; and (5) periodic review of Board governance procedures (including the Board’s effectiveness, Trustee retirement, Trustee investment in the Fund, the role of the independent trustees and committees and the relationship between the Board and management). The Nominating Committee reports to the full Board with recommendations of any appropriate changes to the Board.

The Nominating Committee will consider nominees recommended by shareholders. When considering whether to add additional or substitute Trustees to the Board of Trustees of the Trust, the Trustees take into account any proposals for candidates that are properly submitted to the Trust’s Secretary. Shareholders wishing to present one or more candidates for Trustee for consideration may do so by submitting a signed written request to the Trust’s Secretary at attn: Secretary, abrdn Funds, 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, which includes the following information: (i) name and address of shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of Trustees; (v) the name and background information of the proposed candidates and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence. The Nominating Committee met 1 time during the fiscal year ended October 31, 2021.

The Fund is subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser, who carries out the Trust’s investment management and business affairs, and also by the Fund’s Sub-advisers and other service providers in connection with the services they provide to the Fund. Each of the Adviser, Sub-advisers and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Trust, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, the Adviser, Sub-advisers, and the Trust’s other service providers (including the Trust’s distributor and transfer agent), the Trust’s Chief Compliance Officer, the Trust’s independent registered public accounting firm, legal counsel to the Trust, and internal auditors, as appropriate, relating to the operations of the Trust. The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis. The Board recognizes that it may not be possible to identify all of the risks that may affect the Trust or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Ownership of Shares of abrdn Funds

As of [  ], the Trustees held shares of the Fund and of the abrdn Family of Investment Companies as indicated below.

INDEPENDENT TRUSTEES

Name	Fund/Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares Owned in Registered Investment Companies Overseen by Trustee in the Family of Investment Companies*
Radhika Ajmera	None	[$10,001 - $50,000]
P. Gerald Malone	None	[$10,001 - $50,000]
Neville J. Miles	None	[$10,001 - $50,000]
Rahn K. Porter	None	[$10,001 - $50,000]
Steven N. Rappaport	None	[over $100,000]
Warren C. Smith	None	[$10,001 - $50,000]

INTERESTED TRUSTEE

Name	Fund/Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares Owned in Registered Investment Companies Overseen by Trustee in the Family of Investment Companies*
Stephen Bird**	None	[None]

*	As of [ ], the Family of Investment Companies consisted of the Trust, which contained [ ] portfolios, and abrdn ETFs (consisting of [ ] portfolios); however, each Trustee did not serve on the Board of every fund in such Family of Investment Companies. Ownership information is provided with respect to only those funds that each Trustee oversaw as of [ ].

As of [  ], the Officers and Trustees, as a group, owned of record and beneficially less than 1% of the Fund’s shares.

Compensation of Trustees

The Compensation Table below sets forth the total compensation that each Trustee received from the Trust and the Fund Complex (as defined below) for the fiscal year ended October 31, 2021.

INDEPENDENT TRUSTEES

Name of Trustee	Aggregate Compensation from the Trust	Pension Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex*
Radhika Ajmera	$69,681	None	None	$160,481
P. Gerald Malone	$112,500	None	None	$495,548
Rahn K. Porter	$106,750	None	None	$198,750
Steven N. Rappaport	$98,000	None	None	$161,000
Neville J. Miles	$98,000	None	None	$255,500
Warren C. Smith	$98,000	None	None	$144,500

INTERESTED TRUSTEE
Name of Trustee	Aggregate Compensation from the Trust	Pension Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex*
Stephen Bird**	None	None	None	None

*	As of October 31, 2021, the Aberdeen Fund Complex consisted of the Trust, which contained 17 portfolios, as well as Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., Aberdeen Japan Equity Fund, Inc., Aberdeen Global Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Investment Funds (consisting of 3 portfolios) and Aberdeen Standard Investments ETFs (consisting of 3 portfolios).

**	Mr. Bird joined the Board as a Trustee in June 2021.

The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

Code of Ethics

Federal law requires the Trust, the Adviser and Sub-advisers and its principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a Code of Ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Trust). Copies of these Codes of Ethics are on file with the SEC and are available to the public.

Proxy Voting Policies and Procedures

Regulations under the federal securities laws require the Trust, the Adviser and Sub-advisers to adopt procedures for voting proxies (“Proxy Voting Policies and Procedures”) and to provide a summary of those Proxy Voting Policies and Procedures used to vote the securities held by the Fund. The Trust has adopted proxy voting policies and procedures that delegate the responsibility for proxy voting to the Adviser and Sub-advisers, as applicable. The Adviser and Sub-advisers have adopted proxy voting policies and procedures, which have been reviewed and approved by the Fund’s Board, to ensure the proper and timely voting of the proxies on behalf of the Fund. Moreover, the Adviser will assist the Fund in the preparation of the Fund’s complete proxy voting record on Form N-PX for the twelve-month period ended June 30, which must be filed with the SEC by no later than August 31 of each year. Any material changes to the proxy voting policies and procedures of the Fund or the Adviser and Sub-advisers will be submitted to the Board for approval or review, as the case may be. For additional information, please see the Adviser’s and Sub-advisers’ proxy voting policies and procedures attached hereto as Appendix C. Also attached hereto in Appendix C is the Adviser’s and Sub-advisers’ Listed Company Stewardship Guidelines, which among other things, expands upon how the Adviser and Sub-advisers approach environmental, social and governance issues when engaging with company management and voting proxies.

Information about how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available after August 31 of the relevant year (1) without charge, upon request, by calling 866-667-9231 and (2) on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

Trust Expenses

The Trust pays the compensation of the Trustees who are not employees of abrdn, or its affiliates, and all expenses (other than those assumed by the Adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust’s Fund Administration and Transfer Agency Agreements, which includes the expenses of calculating the Fund’s NAVs; fees and expenses of independent certified public accountants and legal counsel to the Trust and to the Independent Trustees; expenses of preparing, printing, and mailing shareholder reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; short sale dividend expenses; insurance premiums; administrative services fees under an Administrative Services Plan; fees and expenses of the custodian for all services to the Trust; expenses of shareholder meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust. The Adviser may, from time to time, agree to voluntarily or contractually waive advisory fees, and if necessary reimburse expenses, in order to limit total operating expenses for the Fund and/or classes, as described below.

Investment Adviser and Sub-advisers

Under the Investment Advisory Agreement with the Trust, abrdn manages the Fund in accordance with the policies and procedures established by the Trustees.

Except as described below, the Adviser manages the day-to-day investments of the assets of the Fund. For the Fund, the Adviser also provides investment management evaluation services in initially selecting and monitoring on an ongoing basis the performance of the Sub-advisers who manage the investment portfolio of a particular Fund. The Adviser is also authorized to select and place portfolio investments on behalf of the sub-advised Fund; however, the Adviser does not intend to do so as a routine matter at this time.

The Fund is sub-advised by Aberdeen Asset Managers Limited (“AAML”) and abrdn Asia Limited (“AAL”), each an affiliate of the Adviser. The Adviser and Sub-advisers are each wholly-owned subsidiaries of Aberdeen Asset Management PLC (“Aberdeen PLC”). Aberdeen PLC is a wholly-owned subsidiary of abrdn plc (formerly known as Standard Life Aberdeen plc) (“abrdn”). Standard Life Aberdeen plc was renamed abrdn plc effective July 5, 2021. abrdn plc, its affiliates and subsidiaries are referred to herein as the “abrdn Group”. abrdn, combined with its subsidiaries and affiliates, manages or administers approximately $[ ] in assets as of [ ]. abrdn provides asset management and investment solutions for clients and customers worldwide and also have a strong position in the pensions and savings market.

In rendering investment advisory services, the Adviser, AAL and AAML may use the resources of investment adviser subsidiaries of abrdn plc. These affiliates have entered into a memorandum of understanding/personnel sharing procedures pursuant to which investment professionals from each affiliate may render portfolio management and research services to U.S. clients of the abrdn plc affiliates, including the Fund, as associated persons of the Adviser or Sub-adviser. No remuneration is paid by the Fund with respect to the memorandum of understanding/personnel sharing arrangements.

abrdn Inc.

abrdn pays the compensation of the officers of the Trust employed by abrdn. abrdn also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust. In addition, abrdn pays, out of its legitimate profits, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares of the Trust’s series or for recordkeeping or other shareholder related services.

The Investment Advisory Agreement also specifically provides that abrdn, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement continues in effect for an initial period of no more than two years, and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its “assignment,” as defined under the 1940 Act. It may be terminated as to the Fund without penalty by vote of a majority of the outstanding voting securities of that Fund, or by either party, on not less than 60 days’ written notice. The Agreement further provides that abrdn may render similar services to others.

abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, is indirectly owned by abrdn plc. Stephen Bird, Trustee of the Trust, is the CEO of abrdn plc.

The Fund does not pay the Adviser an advisory fee in return for the advisory services that the Adviser provides to the Fund.

Limitation of Fund Expenses

The “Trust and the Adviser have entered into a written contract pursuant to which the Adviser has agreed to reimburse the Fund’s operating expenses (excluding certain expenses, including any taxes, interest, brokerage fees, Acquired Fund Fees and Expenses, and extraordinary expenses). This contractual arrangement may not be terminated before [February 29, 2024] without the approval of the Independent Trustees.

Please note that the waiver of fees will cause the total return and yield of the Fund to be higher than they would otherwise be in the absence of such a waiver.

Investment Advisory Fees

The Fund does not pay the Adviser an advisory fee in return for the advisory services that the Adviser provides to the Fund.

Sub-advisers

AAML, a Scottish Company, and AAL, a Singapore corporation, each serve as Sub-adviser to the Fund. AAML and AAL are both affiliates of the Adviser. AAML’s registered office is located at 10 Queen's Terrace, Aberdeen, Scotland AB10 1YG. AAL is located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480.

Under the sub-advisory agreements among the Trust, the Adviser and each Sub-adviser, and subject to the supervision of the Adviser and the Trustees, each of the Sub-advisers manages the assets of the Fund in accordance with the Fund’s investment objectives and policies. Each Sub-adviser makes investment decisions for the Fund and in connection with such investment decisions places purchase and sell orders for securities.

Sub-advisory Fees

The Sub-Advisers do not receive a sub-advisory fee for the investment management services they provide to the Fund.

Multi-Manager Structure

On September 22, 2008, the Adviser and the Trust received an exemptive order from the SEC for a multi-manager structure which allows the Adviser, subject to the approval of the Board of Trustees, to hire, replace or terminate unaffiliated sub-advisers without the approval of shareholders. The order also allows the Adviser to revise a sub-advisory agreement with an unaffiliated sub-adviser without shareholder approval. If a new unaffiliated sub-adviser is hired, the change would be communicated to shareholders within 90 days of such change, and all changes would be approved by the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or the Adviser. The multi-manager structure is intended to facilitate the efficient operation of the Fund and afford the Trust increased management flexibility.

The Adviser provides investment management evaluation services to the Fund principally by performing initial due diligence on prospective sub-advisers for the Fund and thereafter monitoring the performance of the sub-adviser through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the sub-adviser. The Adviser has responsibility for communicating performance expectations and evaluations to the sub-adviser and ultimately recommending to the Trust’s Board of Trustees whether the sub-adviser’s contract should be renewed, modified or terminated; however, the Adviser does not expect to recommend frequent changes of sub-advisers. The Adviser will regularly provide written reports to the Trust’s Board of Trustees regarding the results of its evaluation and monitoring functions. Although the Adviser will monitor the performance of the sub-advisers, there is no certainty that the sub-adviser or the Fund will obtain favorable results at any given time. The Adviser does not currently rely on the manager of managers order with respect to its management of the Fund.

Portfolio Managers

Appendix A contains the following information regarding the portfolio managers identified in the Fund’s Prospectus: (i) a description of the portfolio manager’s compensation structure and (ii) information regarding other accounts managed by the portfolio manager and potential conflicts of interest that might arise from the management of multiple accounts. Information relating to each portfolio manager’s ownership in the Fund as of [ ] is set forth in the chart below.

Portfolio Manager	Dollar Range of Fund Shares Owned
Kristy Fong	[None]
Joanne Irvine	[None]
Devan Kaloo	[None]
William Scholes	[None]

Distributor

The Trust and Aberdeen Fund Distributors LLC (the “distributor” or “AFD”) have entered into a distribution agreement whereby AFD will act as principal underwriter for the Trust’s shares. The principal business address of AFD is 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103. AFD is affiliated with the Fund’s Adviser.

Under the distribution agreement, the distributor must use reasonable efforts, consistent with its other business, in connection with the continuous offering of shares of the Trust.

The distributor has no obligation to sell any specific quantity of Fund shares. Unless otherwise terminated, the distribution agreement has an initial term of two years and thereafter will remain in effect from year to year for successive annual periods if approved at least annually by (i) the Trust’s Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the distribution agreement or interested persons (as defined in the 1940 Act) of any party to the distribution agreement, cast in person at a meeting called for the purpose of voting on such approval. The distribution agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

The distributor may enter into arrangements with various financial institutions through which a shareholder may purchase or redeem shares. The distributor may enter into agreements with selected broker-dealers, banks or other financial institutions for distribution of shares of the Fund. If applicable to a class of the Trust’s Shares as described below, the distributor may receive distribution fees from the Fund as authorized by the Distribution and Service Plan described below.

Fund Administration

Under the terms of the Fund Administration Agreement, abrdn Inc. provides various administrative and accounting services, including daily valuation of the Fund’s shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. abrdn Inc. is located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103. The Trust shall pay fees to abrdn Inc., as set forth directly below, for the provision of services to the Fund. Fees will be computed daily and payable monthly on the first business day of each month, or as otherwise set forth below.

Asset-Based Annual Fee

Fund Asset Level	Aggregate Fee as a Percentage of Fund Net Assets
All Assets	0.08%

The asset-based fees are subject to an annual minimum fee equal to the number of Funds of the Trust (excluding those funds for which abrdn Inc. does not serve as administrator) multiplied by $25,000.

Transfer Agent

The Trust has entered into a Transfer Agency and Service Agreement with Boston Financial Data Services Inc., now named DST Asset Manager Solutions (“DST”), 333 West 11th Street, Kansas City, Missouri 64105, whereby DST provides transfer agent and dividend disbursement agent services.

Sub-Administrator, Custodian and Fund Accountant

The Trust has entered into an Amended and Restated Master Custodian Agreement (the “Custody Agreement”) with State Street, which is located at 1 Heritage Drive, 3rd Floor, North Quincy, MA 02171, whereby State Street provides custody and fund accounting services for the Fund. abrdn has entered into a Sub-Administration Agreement with State Street whereby State Street will provide certain administration services to the Fund. For the administration services provided by State Street to the Fund, abrdn pays State Street an asset-based fee that is calculated based on the assets of certain registered and unregistered funds and segregated accounts advised by the Adviser and its affiliates, plus certain out-of-pocket expenses, subject to a minimum fee.

Securities Lending Activity

Pursuant to a Securities Lending Authorization Agreement with the Trust, on behalf of the Fund, BNP Paribas acting through its New York branch (“BNP”), acts as securities lending agent for the Fund. The services BNP may provide to the Fund, pursuant to the agreement, primarily include the following:

(1)	selecting borrowers from an approved list of borrowers;
(2)	negotiating the terms of securities loans, including the amount of fees, and executing a securities lending agreement as agent on behalf of the Fund with each such borrower;
(3)	monitoring the daily value of the loaned securities and directing the payment of additional collateral or the return of excess collateral, as necessary;
(4)	investing cash collateral received in connection with any loaned securities;
(5)	arranging for the collection of any interest, dividends or other distributions or other payments of any kind on loaned securities and payment of the same to the Fund;
(6)	maintaining separate records for securities loaned;
(7)	in the event of default by a borrower with respect to any securities loan, using the collateral or the proceeds of the liquidation of collateral to purchase replacement securities of the same issuer, class, quantity and denomination as the loaned securities; and
(8)	terminating securities loans and arranging for the return of loaned securities to the Fund at loan termination.

The Fund conducted no securities lending activities and received no income and fees/compensation related to the securities lending activities for the fiscal year ended October 31, 2021, because the Fund is new.

Legal Counsel

Dechert, LLP, 1900 K Street, NW, Washington, DC 20006-1110, serves as the Trust’s legal counsel. Faegre Drinker Biddle & Reath LLP, One Logan Square, Philadelphia, Pennsylvania 19103, serves as legal counsel to the Independent Trustees.

Independent Registered Public Accounting Firm

[  ] serves as the independent registered public accounting firm for the Trust.

BROKERAGE ALLOCATION

The Adviser (or Sub-adviser) is responsible for decisions to buy and sell securities and other investments for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the OTC markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer’s purchase and sale price. This spread is the dealer’s profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short term obligations are normally traded on a “principal” rather than agency basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

Except as described below, the primary consideration in portfolio security transactions is best execution of the transaction (i.e., execution at a favorable price and in the most effective manner possible). “Best execution” encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, available liquidity and reliability of execution, the confidentiality and placement accorded the order, and customer service. Therefore, “best execution” does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided. Both the Adviser and the Sub-adviser (if applicable) have complete freedom as to the markets in and the broker-dealers through which they seek this result.

Subject to the primary consideration of seeking best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, corporate access, and other information or services to the Adviser or Sub-adviser (if applicable). SEC regulations provide a “safe harbor” that allows an investment adviser to pay for research and brokerage services with commission dollars generated by client transactions. On September 12, 2017, abrdn announced a change to the payment for research model, such that abrdn would absorb all research costs directly (i.e., pays for research from its profits and losses) to coincide with the new MiFID II legislation which went into effect on January 3, 2018. As a result, abrdn does not use soft dollars and has been paying “execution only” commission rates since the start of 2017, paying for research for equities out of its assets.

There may be occasions when portfolio transactions for the Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by the Adviser or Sub-adviser (if applicable) or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they are affected only when the Adviser or the Sub-adviser (if applicable) believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

In purchasing and selling investments for the Fund, it is the policy of the Adviser and the Sub-adviser (if applicable) to seek best execution through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by the Adviser and the Sub-adviser (if applicable) in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, the Adviser and the Sub-adviser (if applicable) will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer’s firm; the broker-dealer’s execution services, rendered on a continuing basis; and the reasonableness of any commissions.

As discussed under “General Information about the Fund’s Portfolio Instruments and Investment Policies – Foreign Currencies” above, with respect to FX transactions, different considerations or circumstances may apply, particularly with respect to Restricted Market FX. FX transactions executed for the Fund are divided into two main categories: (1) Restricted Market FX and (2) Unrestricted Market FX. Restricted Market FX are required to be executed by a local bank in the applicable market. Unrestricted Market FX are not required to be executed by a local bank. The Adviser, Sub-advisers or third-party agent execute Unrestricted Market FX relating to trading decisions. The Fund’s custodian executes all Restricted Market FX because it has local banks or relationships with local banks in each of the restricted markets where custodial client accounts hold securities. Unrestricted Market FX relating to the repatriation of dividends and/or income/expense items not directly relating to trading may be executed by the Adviser or Sub-advisers or by the Fund’s custodian due to the small currency amount and lower volume of such transactions. The Fund, the Adviser and the Sub-advisers have limited ability to negotiate prices at which certain FX transactions are customarily executed by the Fund’s custodian, i.e., transactions in Restricted Market FX and repatriation transactions.

The Adviser and each Sub-adviser may cause the Fund to pay a broker-dealer a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined to be consistent with the Adviser’s or Sub-advisers’ obligation to seek best-execution pursuant to the standards described above.

Under the 1940 Act, “affiliated persons” of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, each Fund may purchase securities from underwriting syndicates of which a Sub-adviser (if applicable) or any of its affiliates, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

The Fund contemplates that, consistent with the policy of seeking to obtain best execution, brokerage transactions may be conducted through “affiliated brokers or dealers,” as defined in rules under the 1940 Act. Under the 1940 Act, commissions paid by the Fund to an “affiliated broker or dealer” in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is the Fund’s policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of the Adviser or the appropriate Sub-adviser (if applicable), be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker’s or dealer’s unaffiliated customers. The Adviser and the Sub-advisers do not necessarily deem it practicable or in the Fund’s best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

Neither the Fund nor the Adviser has an agreement or understanding with a broker-dealer, or other arrangements to direct the Fund’s brokerage transactions to a broker-dealer because of the research services such broker provides to the Fund or the Adviser. While the Adviser does not have arrangements with any broker-dealers to direct such brokerage transactions to them because of research services provided, the Adviser may receive research services from such broker-dealers. The Fund paid no brokerage commissions for the fiscal year ended October 31, 2021, because the Fund is new.

ADDITIONAL INFORMATION ON PURCHASES AND SALES

Shares of the Fund have not been registered for sale outside of the United States and its territories. However, the Fund may accept investments from non-U.S. affiliates of the Adviser.

Shares of the fund are purchased at net asset value without a sales charge or other fee.

Redemptions

Generally, the Fund will pay you for shares that redeem within two business days after your redemption request is received. The Fund may delay forwarding redemption proceeds for up to seven days (i) if the investor redeeming shares is engaged in excessive trading, or (ii) if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

In-Kind Redemptions

The Fund generally plans to redeem their shares for cash with the following exceptions. As described in the Prospectus, the Fund reserves the right, in circumstances where in its sole discretion it determines that cash redemption payments would be undesirable, taking into account the best interests of all Fund shareholders, to honor any redemption request by transferring some of the securities held by the Fund directly to you (an “in-kind redemption”). The Fund may process a shareholder’s redemption request with an in-kind distribution at any time, subject to the conditions outlined below, but may be more likely to do so under stressed conditions where the Fund is unable to distribute cash, or for redemptions to large institutional investors that are equipped to receive the in-kind distribution in a way that does not adversely affect either such shareholder, the Fund or the remaining shareholders.

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the specific Fund’s NAV during any 90-day period for any one shareholder.

The Trust’s Board of Trustees has adopted procedures for redemptions in-kind by a shareholder including affiliated and unaffiliated persons of the Fund. Affiliated persons of the Fund include shareholders who are affiliates of the Adviser and shareholders of the Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the shareholder’s proportionate share of the distributing Fund’s current net assets, so that redemptions will not result in the dilution of interests of the remaining shareholders. The procedures also require that the distributed securities be valued in the same manner as they are valued for purposes of computing the distributing Fund’s NAV and that any redemption in-kind made by an affiliated party does not favor such affiliate to the detriment of any other shareholder. Use of the redemption in-kind procedures will allow a Fund to avoid having to sell significant portfolio assets to raise cash to meet the shareholder’s redemption request - thus limiting the potential adverse effect on the distributing Fund’s NAV.

Medallion Signature Guarantee

A medallion signature guarantee may be required in certain instances as requested by Fund. The Fund, at its discretion, may waive the requirement for a signature guarantee.

VALUATION OF SHARES

Under normal circumstances, the NAV per share for the Fund is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4 p.m. Eastern Time) on each day that the Exchange is open (a “Business Day”) and on such other days as the Board of Trustees determines (together, the “Valuation Time”). However, to the extent that the Fund’s investments are traded in markets that are open when the Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed.

The Fund will not compute NAV on customary business holidays, including New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, or the days when such holidays are observed and other days when the Exchange is regularly closed. Fixed income Fund shares may be priced on days that the Exchange is closed if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day.  On any business day when the SIFMA recommends that the bond markets close early, a fixed income Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a fixed income Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.

The Fund reserves the right not to determine its NAV when: (i) the Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of that Fund’s portfolio do not affect that Fund’s NAV.

Under normal circumstances, the offering price for orders received in good form before the close of the Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders received in good form after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of a share of the Fund on which offering and redemption prices are based is the Total Net Assets (“TNA”) of the Fund, divided by the number of shares outstanding, with the result adjusted to the nearer cent. The TNA of the Fund is determined by subtracting the liabilities of the Fund from the value of its assets (chiefly composed of investment securities). The NAV per share of a class is computed by adding the value of all securities and other assets in the Fund’s portfolio allocable to such class, deducting any liabilities allocable to such class and any other liabilities charged directly to that class and dividing by the number of shares outstanding in such class.

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s valuation and liquidity procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time”, subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Open-end mutual funds are valued at the respective net asset value as reported by such company. The prospectuses for the registered open-end management investment companies in which a Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.  Closed-end funds and ETFs are valued at the market price of the security at the Valuation Time.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing a Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time a Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined confidence threshold.

Long-term fixed income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Fund’s Board of Trustees. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, and the strategies employed by the Adviser generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, “odd lot” sizes. Odd lots may trade at lower or occasionally higher prices than institutional round lot trades. Short-term fixed income securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value.

Derivative instruments are generally valued according to the following procedures. Forward currency exchange contracts are generally valued based on the current spot exchange rates and the forward exchange rate points (ex. 1-month, 3-month) that are obtained from an approved pricing agent. Based on the actual settlement dates of the forward contracts held, an interpolated value of the forward points is combined with the spot exchange rate to derive the valuation.  Futures contracts are generally valued at the most recent settlement price as of NAV determination.  Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).  When market quotations or exchange rates are not readily available, or if the Adviser concludes that such market quotations do not accurately reflect fair value, the fair value of a Fund’s assets are determined in good faith in accordance with the Valuation Procedures.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Fund’s Board of Trustees.

The time at which transactions and Fund shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the Exchange and/or the bond markets are stopped at a time other than their regularly scheduled closing time. In the event the Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open.

The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

ADDITIONAL INFORMATION

Description of Shares

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust. Each share of the Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue a number of different funds. Shares of the Fund would participate equally in the earnings, dividends, and assets of that particular fund. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

The Trust presently includes the Fund as a series of shares of beneficial interest, without par value and with a single share class.

You have an interest only in the assets of the Fund whose shares you own. Shares of a particular class are equal in all respects to other shares of that class. In the event of liquidation of the Fund, shares of the same class will share pro rata in the distribution of the net assets of the Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this Statement of Additional Information and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.

Voting Rights

Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to amend the Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, fundamental investment policies and fundamental investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to sale of assets; the change of fundamental investment objectives, policies and restrictions; the approval of an Investment Advisory Agreement; or any other matter for which a shareholder vote is sought, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal. In addition, holders of shares subject to a Rule 12b-1 fee will vote as a class and not with holders of any other class with respect to the approval of the Distribution Plan.

To the extent that such a meeting is not required, the Trust does not intend to have an annual or special meeting of shareholders.

ADDITIONAL GENERAL TAX INFORMATION FOR THE FUND

Buying a Dividend

If you are a taxable investor and invest in the Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution, and you will in effect receive some of your investment back, but in the form of a taxable distribution.

Dividends from Taxable Income

The Fund may earn taxable income from many sources, including income from temporary investments, discount from stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income from the sale of market discount bonds. If you are a taxable investor, any distributions by the Fund from this income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

Distribution of Net Investment Income

The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes its net investment income from which dividends may be paid to you. If you are a taxable investor, any distributions by a Fund from such income (other than qualified dividend income received by individuals) will be taxable to you at ordinary income tax rates, whether you receive them in cash or in additional shares. Distributions from qualified dividend income will be taxable to individuals at long-term capital gain rates, provided certain holding period requirements are met by you and the Fund. See the discussion below under the heading, “Qualified Dividend Income for Individuals.”

Distributions of Capital Gains

The Fund may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

For U.S. federal income tax purposes, the Fund is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains. These amounts are available to be carried forward to offset future capital gains to extent permitted by the Code and applicable tax regulations. In the event that the Fund were to experience an ownership change as defined for federal income tax purposes, the Fund’s loss carryforwards may be subject to limitation.

Medicare Contribution Tax

A 3.8% Medicare contribution tax will be imposed on net investment income, among other things, including interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

Returns of Capital

If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.

Investments in Foreign Securities

The next four paragraphs describe tax considerations that are applicable to the Fund to the extent that it invests in foreign securities.

Effect of foreign withholding taxes. The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund’s distributions paid to you.

Effect of foreign debt investments on distributions. Realized gains and losses from the sale of debt securities are treated as ordinary income or loss for federal income tax purposes by the Fund, to the extent attributable to foreign exchange gains or losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce a Fund’s ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Fund’s ordinary income distributions to you and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital.

Pass-through of foreign tax credits. If more than 50% of the Fund’s total assets at the end of a fiscal year is invested in foreign securities or, at the close of each quarter, is at least 50% invested in other regulated investment companies, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income (if you itemize your income tax deductions) or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to complete your personal income tax return if it makes this election. The amount of any foreign tax credits available to you (as a result of the pass-through to you of your pro rata share of foreign taxes by paid by a Fund) will be reduced if you receive foreign dividends from the Fund reported as qualified dividend income subject to taxation at long-term capital gain rates. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns. The Fund engaging in securities lending with respect to a security paying income subject to foreign taxes may not be able to pass through to its shareholders the ability to take a foreign tax credit for those taxes. In addition, a shareholder of a Fund may lose the ability to use foreign tax credits passed through by the Fund if the Fund shares are loaned pursuant to a securities lending agreement.

PFIC securities. The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (“PFICs”). In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, the Fund intends to mark-to-market these securities and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security would cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends for individuals when distributed to you by the Fund. In addition, if a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax (the effect of which could be mitigated by making a mark-to-market election in a year prior to the sale) on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

Information on the Amount and Tax Character of Distributions

The Fund will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year, including the portion of the distributions that on average are comprised of exempt-interest income, taxable income and the portion of exempt-interest income that is a tax preference item when determining the alternative minimum tax. If you have not held Fund shares for a full year, a Fund may report and distribute to you, as exempt-interest income, taxable income, or capital gains a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by a Fund in December to shareholders of record in such month but paid in January are taxable to you as if they were paid in December.

Election to be Taxed as a Regulated Investment Company

The Fund intends to elect or has elected to be treated as a regulated investment company under Subchapter M of the Code. The Fund has qualified as a regulated investment company for its most recent fiscal year and intends to continue to so qualify. As a regulated investment company, the Fund generally is not subject to entity-level federal income tax on the income and gains it distributes to you. The Board of Trustees reserves the right not to distribute a Fund’s net long-term capital gain or not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. If net long-term capital gain is retained, a Fund would be taxed on the gain at the highest corporate tax rate, and the shareholders of the Fund would be notified that they are entitled to a credit or refund for the tax paid by the Fund. If a Fund fails to qualify as a regulated investment company, the Fund would be subject to federal and possibly state corporate taxes on its taxable income and gain, and distributions to you would be taxed as dividend income to the extent of the Fund’s earnings and profits.

In order to qualify as a regulated investment company for federal income tax purposes, each Fund must meet certain asset diversification, income, and distribution specific requirements, including:

(i)     the Fund must derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income);

(ii)    the Fund must diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships; and

(iii)   the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

Excise Tax Distribution Requirements

To avoid a 4% federal excise tax, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98.2% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Sales and Redemption of Fund Shares

Sales and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, whether you receive cash, the IRS requires you to report any gain or loss on your sale. If you owned your shares as a capital asset, any gain or loss that you realize generally is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.

Redemption at a Loss Within Six Months of Purchase. Any loss incurred on the sale or exchange of Fund shares owned for six months or less will be disallowed to the extent of any exempt-interest dividends paid to you with respect to your Fund shares, and any remaining will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

Wash Sales. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

U.S. Government Securities

The income earned on certain U.S. Government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund. The income on Fund investments in certain securities, such as repurchase agreements collateralized by U.S. Government obligations, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Qualified Dividend Income For Individuals

For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividends eligible for taxation at long-term capital gain rates. This reduced rate generally is available for dividends paid by a Fund out of dividends earned on the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. Dividends from PFICs are not eligible to be treated as qualified dividend income. Either none or only a nominal portion of the dividends paid by certain Funds will be qualified dividend income because they invest primarily in non-qualified foreign securities. Income dividends earned by the Funds on non-qualified foreign securities will continue to be taxed at the higher ordinary income tax rate. A Fund’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside the definition of qualified dividend income. In addition, if a Fund’s shares are loaned pursuant to a securities lending arrangement, dividends paid while the shares are held by the borrower may not be qualified dividend income.

Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, a Fund will report the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of a Fund’s income is from qualified sources, it will be allowed to report 100% of its ordinary income distributions as qualified dividend income.

Dividends-Received Deduction for Corporations

For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the dividends-received deduction. The portion of dividends paid by a Fund that qualifies for the corporate dividends-received deduction will be reported each year in a notice mailed to the Fund’s shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation. Either none or only a nominal portion of the dividends paid by certain Funds will be eligible for the corporate dividends-received deduction because they invest primarily in foreign securities. A Fund’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fail to qualify for the dividends received deduction. In addition, if a Fund’s shares are loaned pursuant to a securities lending arrangement, dividends paid while the shares are held by the borrower may not qualify for the dividends received deduction.

The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that a Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated.

Section 199A Dividends for Individuals

For tax years beginning before January 1, 2026, a Fund may report “section 199A dividends” eligible for a 20% “qualified business income” deduction for non-corporate US shareholders to the extent the Fund’s income is derived from ordinary REIT dividends, reduced by allocable Fund expenses. In order for a Fund’s dividends to be eligible for the qualified business income deduction, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the shareholder must meet certain holding period requirements with respect to the Fund shares.

Section 163(j) Interest Dividends

Certain distributions reported by a Fund as section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Code section 163(j). Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that a Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

Alternative Minimum Tax

Interest on certain private activity bonds, while exempt from regular U.S. federal income tax, is a preference item for you when determining your alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under the federal and state alternative minimum taxes, depending on your personal or corporate tax position. If you are a person defined in the Code as a substantial user (or person related to a user) of a facility financed by private activity bonds, you should consult with your tax adviser before buying shares of the Fund.

Treatment of Interest on Debt Incurred to Hold Fund Shares

Interest on debt you incur to buy or hold Fund shares may not be deductible for U.S. federal income tax purposes. Indebtedness may be allocated to shares of a Fund even though not directly traceable to the purchase of such shares.

Loss of Status of Securities as Tax-Exempt

Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to the security could cause interest on the security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the security was issued. In such a case, the Fund may be required to report to the IRS and send to shareholders amended Forms 1099 for a prior taxable year in order to report additional taxable income. This, in turn, could require shareholders to file amended federal and state income tax returns for such prior year to report and pay tax and interest on their pro rata share of the additional amount of taxable income.

Investment in Complex Securities

The Fund may invest in complex securities (e.g., futures, options, forward currency contracts, short-sales, PFICs, etc.) that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to a Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions). These rules could defer a Fund’s ability to recognize a loss, and, in limited cases, subject a Fund to U.S. federal income tax on income from certain foreign securities. These rules could, therefore, affect the amount, timing, or character of the income distributed to you by a Fund. For example:

Derivatives. A Fund may be permitted to invest in certain options, futures or forward currency contracts to hedge a Fund’s portfolio or for any other permissible purposes consistent with that Fund’s investment objective. If a Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, a Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts), and to realize and distribute any resulting income and gains.

Tax straddles. A Fund’s investment in options, futures, forwards, or foreign currency contracts (or in substantially similar or related property) in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If a Fund’s risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax “straddle” or to hold a “successor position” that would require any loss realized by it to be deferred for tax purposes.

Short sales and securities lending transactions. A Fund’s entry into a short sale transaction or an option or other contract could be treated as the “constructive sale” of an “appreciated financial position,” causing it to realize gain, but not loss, on the position. Additionally, a Fund’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income and to fail to qualify for the dividends received deduction. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income, and, to the extent that debt securities are loaned, will generally not qualify as qualified interest income for foreign withholding tax purposes.

Convertible debt. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt.

Securities purchased at discount. The Fund may be permitted to invest in securities issued or purchased at a discount such as zero coupon, deferred interest or payment-in-kind (PIK) bonds that could require it to accrue and distribute income not yet received. Similar requirements may apply to securities purchased with market discount. If it invests in these securities, a Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

Credit default swap agreements. A Fund may be permitted to enter into credit default swap agreements. The rules governing the tax aspects of swap agreements that provide for contingent nonperiodic payments of this type are in a developing stage and are not entirely clear in certain aspects. Accordingly, while a Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. The Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in credit default swap agreements.

Investment in taxable mortgage pools (excess inclusion income). The Fund may invest in U.S.-REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or which are, or have certain wholly-owned subsidiaries that are, “taxable mortgage pools.” A portion of a Fund’s income from a U.S.-REIT that is attributable to the REIT’s residual interest in a REMIC or equity interests in a taxable mortgage pool (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities and tax-exempt organizations that are not subject to tax on UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

The rules concerning excess inclusion income are complex and unduly burdensome in their current form, and the Fund is awaiting further guidance from the IRS on how these rules are to be implemented. Shareholders should talk to their tax advisors about whether an investment in a Fund is a suitable investment given the potential tax consequences of the Fund’s receipt and distribution of excess inclusion income.

Investments in securities of uncertain tax character. A Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding

By law, each Fund must withhold 24% of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien). A Fund also must withhold if the IRS instructs it to do so. The special U.S. tax certification requirements applicable to non-U.S. investors are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by a Fund, but not on capital gain dividends. Properly reported dividends received by a non-U.S. investor are generally exempt from U.S. federal withholding tax when they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (ii) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, the Fund may report all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund's distributions (e.g., interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding if you fail to properly certify that you are not a U.S. person.

Exempt-interest dividends. In general, exempt-interest dividends reported by the Fund and paid from net tax-exempt income are not subject to U.S. withholding tax.

Capital gain dividends. In general, a capital gain dividend reported by a Fund and paid from its net long-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Investment in U.S. real property. A Fund may invest in equity securities of corporations that invest in U.S. real property, including U.S. Real Estate Investment Trusts (“U.S.-REITs”). The sale of a U.S. real property interest by a Fund, or by a U.S.-REIT in which the Fund invests, may trigger special tax consequences to the Fund’s non-U.S. shareholders.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of Fund shares.

Distributions that a Fund reports as “short-term capital gain dividends” or “long-term capital gain dividends” will not be treated as such to a recipient foreign shareholder if the distribution is attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and a Fund’s direct or indirect interests in U.S. real property exceeded certain levels. Instead, if the foreign shareholder has not owned more than 5% of the outstanding shares of a Fund at any time during the one year period ending on the date of distribution, such distributions will be subject to 30% withholding by a Fund and will be treated as ordinary dividends to the foreign shareholder; if the foreign shareholder owned more than 5% of the outstanding shares of a Fund at any time during the one year period ending on the date of the distribution, such distribution will be treated as real property gain subject to 21% withholding tax and could subject the foreign shareholder to U.S. filing requirements. Additionally, if a Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, a foreign shareholder realizing gains upon redemption from a Fund could be subject to the 21% withholding tax and U.S. filing requirements unless more than 50% of a Fund’s shares were owned by U.S. persons at such time or unless the foreign person had not held more than 5% of a Fund’s outstanding shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years.

In addition, the same rules apply with respect to distributions to a foreign shareholder from a Fund and redemptions of a foreign shareholder’s interest in a Fund attributable to gain from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation, if a Fund’s direct or indirect interests in U.S. real property were to exceed certain levels.

The rules laid out in the previous two paragraphs, other than the withholding rules, will apply notwithstanding a Fund’s participation in a wash sale transaction or its payment of a substitute dividend.

Provided that 50% or more of the value of a Fund’s stock is held by U.S. shareholders, distributions in kind of U.S. real property interests (including securities in a U.S. real property holding corporation, unless such corporation is regularly traded on an established securities market and the Fund has held 5% or less of the outstanding shares of the corporation during the five-year period ending on the date of distribution), in redemption of a foreign shareholder’s shares of the Fund will cause the Fund to recognize gain. If the Fund is required to recognize gain, the amount of gain recognized will equal to the fair market value of such interests over the Fund’s adjusted bases to the extent of the greatest foreign ownership percentage of the Fund during the five-year period ending on the date of redemption.

Shares of a Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax, if applicable.

Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Fund expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to the reporting and tax withholding rules described above.

U.S tax certification rules. Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. backup withholding and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, a non-U.S. shareholder must provide a Form W-8BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

Withholding. A 30% withholding tax is currently imposed on dividends and certain other types of income paid to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an intergovernmental agreement and implementing legislation is adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

Reporting

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. In addition, future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in a Fund.

This discussion of “ADDITIONAL GENERAL TAX INFORMATION FOR THE FUND” is not intended or written to be used as tax advice and does not purport to deal with all U.S. federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. You should consult your own tax advisor regarding your particular circumstances before making an investment of the Fund.

MAJOR SHAREHOLDERS

Persons or organizations beneficially owning more than 25% of the outstanding shares of the Fund are presumed to “control” the Fund within the meaning of the 1940 Act. As a result, those persons or organizations could have the ability to take action with respect to the Fund without the consent or approval of other shareholders.

No shareholders were shown in the Trust’s records as owning 5% or more of any class of the Fund’s shares as of the date of this SAI because the Fund is new.

FINANCIAL STATEMENTS

[  ] is the Fund’s independent registered public accounting firm. [  ] audits the Fund’s annual and semi-annual financial statements. A copy of the annual reports may be obtained upon request and without charge by writing to abrdn Funds c/o DST Asset Manager Solutions, Inc. at 30 Dan Road, Canton, MA 02021 or by calling 866-667-9231.

APPENDIX A - PORTFOLIO MANAGERS

DESCRIPTION OF COMPENSATION STRUCTURE

abrdn Inc. (“Adviser”), Aberdeen Asset Managers Limited (“AAML”) and abrdn Asia Limited (“AAL”) (collectively referred to as “abrdn”)

abrdn’s remuneration policies are designed to support its business strategy as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for abrdn’s clients and shareholders. abrdn operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

abrdn’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The bonus is a single, fully discretionary variable pay award. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

The variable pay award comprises a mixture of cash and a deferred award based on the size of the award. Deferred awards are by default abrdn shares, with an option to put up to 50% of deferral into funds. Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

abrdn’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other abrdn employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

abrdn has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with abrdn’s sustained performance and, in respect of the deferral into funds, managed by abrdn, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to abrdn, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, abrdn takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations through KPI scorecards. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, abrdn also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the abrdn environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via abrdn’s dynamic compliance monitoring system.

In rendering investment management services, the Adviser may use the resources of additional investment adviser subsidiaries of abrdn plc. These affiliates have entered into a memorandum of understanding (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to abrdn clients. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement (“Participating Affiliate”) must comply with the provisions of the Advisers Act, the 1940 Act, the Securities Act, the Exchange Act, and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which the Adviser does business or has clients. No remuneration is paid by the Fund with respect to the MOU/personnel sharing arrangements.

OTHER MANAGED ACCOUNTS

The following chart summarizes information regarding accounts for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) registered investment companies; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately. The figures in the chart below for the category of “registered investment companies” do not include the Fund. The “Other Accounts Managed” represents the accounts managed by the teams of which the portfolio manager is a member. [Table to be updated by amendment.]

A-1

Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets (in millions) by Category (as of [ ], 2022)
Kristy Fong	[ ]
Joanne Irvine	[ ]
Devan Kaloo	[ ]
William Scholes	[ ]

POTENTIAL CONFLICTS OF INTEREST

abrdn (abrdn Inc., Aberdeen Asset Managers Limited and abrdn Asia Limited)

The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of a Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate abrdn based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Adviser that the benefits from the policies outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts, abrdn will deliver model changes subsequent to commencing trading on behalf of discretionary accounts. Model changes are typically delivered on a security by security basis. The timing of such delivery is determined by abrdn and will depend on the anticipated market impact of trading. Market impact includes, but is not limited to, factors such as liquidity and price impact. When minimal market impact is anticipated, abrdn typically delivers security level model changes after such time when approximately two-thirds of the full discretionary order has been executed. Although abrdn anticipates delivering model changes of such securities after approximately two-thirds of the discretionary order has been executed, abrdn may deliver model changes prior to or substantially after two-thirds have been executed depending on prevailing market conditions and trader discretion. With respect to securities for which abrdn anticipates a more significant market impact, abrdn intends to withhold model deliver changes until such time when the entire discretionary order has been fully executed. Anticipated market impact on any given security is determined at the sole discretion of abrdn based on prior market experience and current market conditions. Actual market impact may vary significantly from anticipated market impact. Notwithstanding the aforementioned, abrdn may provide order instructions simultaneously or prior to completion of trading for other accounts if the trade represents a relatively small proportion of the average daily trading volume of the particular security or other instrument.

abrdn does not trade for non-discretionary model delivery clients. Because model changes may be delivered to non-discretionary model clients prior to the completion of abrdn’s discretionary account trading, abrdn may compete against these clients in the market when attempting to execute its orders for its discretionary accounts. As a result, discretionary clients may experience negative price and liquidity impact due to multiple market participants attempting to trade in a similar direction on the same security.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. This may create performance dispersions within accounts with the same or similar investment mandate.

A-2

APPENDIX B – DEBT RATINGS

S&P GLOBAL RATINGS DEBT RATINGS

A.	Issue Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings' view of the obligor's capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

1.	Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

●	The likelihood of payment--the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

●	The nature and provisions of the financial obligation, and the promise we impute; and

●	The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Long-Term Issue Credit Ratings*

AAA - An obligor rated 'AAA' has extremely strong capacity to meet its financial commitments. 'AAA' is the highest issuer credit rating assigned by S&P Global Ratings. AA - An obligor rated 'AA' has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.

A - An obligor rated 'A' has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB - An obligor rated 'BBB' has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor's capacity to meet its financial commitments.

Obligors rated 'BB', 'B', 'CCC', and 'CC' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'CC' the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB - An obligor rated 'BB' is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments.

B - An obligor rated 'B' is more vulnerable than the obligors rated 'BB', but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments.

CCC - An obligor rated 'CCC' is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

CC - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

R - An obligor rated 'R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

SD and D - An obligor is rated 'SD' (selective default) or 'D' if S&P Global Ratings considers there to be a default on one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms. A 'D' rating is assigned when S&P Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An 'SD' rating is assigned when S&P Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to 'D' or 'SD' if it is conducting a distressed exchange offer.

NR - Indicates that a rating has not been assigned or is no longer assigned.

* The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

2.	Short-Term Issue Credit Ratings

Short-Term Issue Credit Ratings

A-1 - An obligor rated ‘A-1’ has strong capacity to meet its financial commitments. It is rated in the highest category by S&P Global Ratings. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is extremely strong.

A-2 - An obligor rated ‘A-2’ has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3 - An obligor rated ‘A-3’ has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor's capacity to meet its financial commitments.

B - An obligor rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.

C - An obligor rated ‘C’ is currently vulnerable to nonpayment that would result in an ‘SD’ or ‘D’ issuer rating and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

R - An obligor rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

SD and D - An obligor is rated 'SD' (selective default) or 'D' if S&P Global Ratings considers there to be a default on one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms. A 'D' rating is assigned when S&P Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An 'SD' rating is assigned when S&P Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to 'D' or 'SD' if it is conducting a distressed exchange offer

NR - Indicates that a rating has not been assigned or is no longer assigned

B.	Municipal Short-Term Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings' analysis will review the following considerations:

●	Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
●	Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note Ratings

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

D - 'D' is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

MOODY’S INVESTORS SERVICE INC. (“Moody’s”) LONG-TERM DEBT RATINGS*

Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa –Obligations rated Aa are judged to be of high quality and are subject to very low credit risk

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa –	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca –	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal and interest.

* Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STATE AND MUNICIPAL NOTES

Excerpts from Moody’s description of state and municipal note ratings:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

FITCH, INC. BOND RATINGS

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment. CCC - Default is a real possibility. CC - Default of some kind appears probable.

C - A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced: a) an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but b) has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and c) has not otherwise ceased operating.

‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

MOODY’S

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf ) to all structured finance ratings. The addition of (sf ) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf ) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

GLOBAL SHORT-TERM RATING SCALE

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. MUNICIPAL SHORT-TERM DEBT AND DEMAND OBLIGATION RATINGS

SHORT-TERM OBLIGATION RATINGS

While the global short-term ‘prime’ rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

FITCH’S SHORT-TERM RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

F1 - Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 - Good intrinsic capacity for timely payment of financial commitments.

F3 - The intrinsic capacity for timely payment of financial commitments is adequate.

B - Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C – Default is a real possibility.

RD – Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D – Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX C - PROXY VOTING POLICIES AND PROCEDURES

abrdn U.S. Registered Advisers
Proxy Voting Guidelines
Effective as of March 2022

Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) requires the abrdn Advisers to vote proxies in a manner consistent with clients’ best interest and must not place its interests above those of its clients when doing so. It requires the abrdn Advisers to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the abrdn Advisers vote proxies in the best interest of the clients, and (ii) to disclose to the clients how they may obtain information on how the abrdn Advisers voted proxies. In addition, Rule 204-2 requires the abrdn Advisers to keep records of proxy voting and client requests for information.

As registered investment advisers, the abrdn Advisers have an obligation to vote proxies with respect to securities held in its client portfolios in the best interests of the clients for which it has proxy voting authority.

The abrdn Advisers are committed to exercising responsible ownership with a conviction that companies adopting best practices in corporate governance will be more successful in their core activities and deliver enhanced returns to shareholders.

The abrdn Advisers have adopted a proxy voting policy. The proxy voting policy is designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the best interests of clients.

Voting decisions are made by the abrdn Advisers’ investment teams, and are based on their knowledge of the company and discussions with management – abrdn Advisers’ investment managers consider explanations from companies about their compliance with relevant corporate governance codes and may refer to independent research from voting advisory services in reaching a voting decision. However, voting decisions for exchange traded funds are made strictly in accordance with ISS’s proxy voting guidelines which are reviewed and approved on an annual basis.

Where contentious issues arise in relation to motions put before a shareholders’ meeting, abrdn Advisers will usually contact the management of the company to exchange views and give management the opportunity to articulate its position. The long term nature of the relationships that we develop with investee company boards should enable us to deal with any concerns that we may have over strategy, the management of risk or governance practices directly with the chairman or senior independent director. In circumstances where this approach is unsuccessful, abrdn Advisers are prepared to escalate their intervention by expressing their concerns through the company’s advisers, through interaction with other shareholders or attending and speaking at General Meetings.

In managing third party money on behalf of clients, there are a limited number of situations where potential conflicts of interest could arise in the context of proxy voting. One case is where funds are invested in companies that are either clients or related parties of clients. Another case is where one fund managed by abrdn invests in other funds managed by abrdn.

For cases involving potential conflicts of interest, abrdn Advisers have implemented procedures to ensure the appropriate handling of proxy voting decisions. The guiding principle of abrdn Advisers’ conflicts of interest policy is simple – to exercise our right to vote in the best interests of the clients on whose behalf we are managing funds.

We employ ISS as a service provider to facilitate electronic voting. We require ISS to provide recommendations based on our own set of parameters tailored to abrdn’s assessment and approach, but remain conscious always that all voting decisions are our own on behalf of our clients. We consider ISS’s recommendations and those based on our custom parameters as input to our voting decisions. We make use of the ISS standard research and recommendations and those based on our own custom policy as input to our voting decisions. Where our analysts make a voting decision that is different from the recommendations based on our custom policy they will provide a rationale for such a decisions which will be made publicly available in our voting disclosures. In instances where we become aware of an issuer filing or intending to file additional soliciting materials after abrdn has received ISS’ voting recommendation but before the proxy voting submission deadline, and the information is received sufficiently in advance of the submission deadline, abrdn will assess whether the new information is considered material to the voting decision, and whether a change in vote is warranted. This will also apply to automated pre-populated votes.

In order to make proxy voting decisions, an abrdn analyst will assess the resolutions at general meetings in our active investment portfolios. This analysis will be based on our knowledge of the company, but will also make use of the custom and standard recommendations provided by ISS as described above. The product of this analysis will be final voting decision instructed through ISS applied to all funds for which abrdn have been appointed to vote. For funds managed by a sub-adviser, we may delegate to the sub-adviser the authority to vote proxies; however, the sub-adviser will be required to either follow our policies and procedures or to demonstrate that their policies and procedures are consistent with ours, or otherwise implemented in the best interest of clients.

There may be certain circumstances where abrdn may take a more limited role in voting proxies. We will not vote proxies for client accounts in which the client contract specifies that abrdn will not vote. We may abstain from voting a client proxy if the voting is uneconomic or otherwise not in clients’ best interests. For companies held only in passively managed portfolios the abrdn custom recommendations provided by ISS will be used to automatically apply our voting approach; we have scope to intervene to test that this delivers appropriate results, and will on occasions intrude to apply a vote more fully in clients’ best interests. If voting securities are part of a securities lending program, we may be unable to vote while the securities are on loan. However, we have the ability to recall shares on loan or to restrict lending when required, in order to ensure all shares have voted. In addition, certain jurisdictions may impose share-blocking restrictions at various times which may prevent abrdn from exercising our voting authority.

We recognize that there may be situations in which we vote at a company meeting where we encounter a conflict of interest. Such situations include:

•	where a portfolio manager owns the holding in a personal account

•	An investee company that is also a segregated client

•	An investee company where an executive director or officer of our company is also a director of that company

•	An investee company where an employee of abrdn is a director of that company

•	A significant distributor of our products

•	Any other companies which may be relevant from time to time

In order to manage such conflicts of interests, we have established procedures to escalate decision-making so as to ensure that our voting decisions are based on our clients’ best interests and are not impacted by any conflict.

This policy has been developed by the abrdn corporate governance working group. The implementation of this policy, along with the conflicts of interest database, will be reviewed periodically by the group. abrdn’s Stewardship Policy is published on our website.

To the extent that an abrdn Adviser may rely on sub-advisers, whether affiliated or unaffiliated, to manage any client portfolio on a discretionary basis, the abrdn Adviser may delegate responsibility for voting proxies to the sub-adviser. However, such sub-advisers will be required either to follow these Policies and Procedures or to demonstrate that their proxy voting policies and procedures are consistent with these Policies and Procedures or otherwise implemented in the best interests of the abrdn Advisers’ clients. Clients that have not granted abrdn voting authority over securities held in their accounts will receive their proxies in accordance with the arrangements they have made with their service providers.

As disclosed in Part 2A of each abrdn Adviser’s Form ADV, a client may obtain information on how its proxies were voted by requesting such information from its abrdn Adviser. Unless specifically requested by a client in writing, and other than as required for the Funds, the abrdn Advisers do not generally disclose client-specific proxy votes to third parties.

Our proxy voting records are available per request and on the SEC’s website at SEC.gov.

On occasions when it is deemed to be a fiduciary for an ERISA client’s assets, abrdn will vote the Plan assets in accordance with abrdn’s Proxy Voting Policy and in line with DOL guidance.

ABRDN’S LISTED COMPANY STEWARDSHIP GUIDELINES

Dated October 2019

In our view, good governance and stewardship are vital to safeguard the way in which a company is managed and to ensure that it operates responsibly in relation to its customers employees, shareholders, and the wider community. We also believe that markets and companies which adopt best practices in corporate governance and risk management – including the management of environment and social risks – are more likely to deliver sustainable, long-term investment performance.

Our expectations

Our listed company stewardship guidelines over the following pages provide a framework for investment analysis, engagement and proxy voting for companies worldwide. As global investors, we are particularly aware that the structures and frameworks for governance vary across regions. Furthermore, what we expect of the companies in which we invest varies between different stages of business development and the underlying history and nature of the company in question. We seek to understand each company’s individual circumstances and so evaluate how it can best be governed and overseen. As such, we strive to apply the guidelines set out on these pages in response to the needs of that individual company at that particular time. Our heritage as a predominantly active fund manager helps drive this bespoke approach to understanding good governance and risk management.

We have a clear perception of what constitutes best practice globally – as set out in this document – but we will reflect our close understanding of individual companies in our approach to applying these standards.

Our approach to stewardship

As defined in our Stewardship Principles we seek to integrate and appraise environmental, social and governance factors in our investment process. Our aim is to generate the best long-term outcomes for our clients and we will actively take steps as stewards and owners to protect and enhance the value of our clients’ assets.

Stewardship is a reflection of this bespoke approach to good governance and risk management. We seek to understand each company’s specific approach to governance, how value is created through business success and how investors’ interests are protected through the management of risks that materially impact business success. This requires us to play our part in the governance process by being active stewards of companies, dynamically involved in dialogue with management and non-executive directors, fully understanding the material risks and opportunities – including those relating to environmental and social factors and helping to shape the future success of the business.

We will:

•	take into consideration, in our investment process, the policies and practices on environmental, social and governance matters of the companies in which we invest

•	seek to enhance long-term shareholder value through constructive engagement with the companies in which we invest

•	seek to exercise shareholder rights on behalf of our clients and engage with companies on their behalf in a manner consistent with their long-term best interests

•	seek to influence the development of high standards of corporate governance and corporate responsibility in relation to environmental and social factors

•	communicate our Listed Company Stewardship Principles to clients, companies and other interested parties

•	be accountable to clients within the constraints of professional confidentiality and legislative and regulatory requirements

•	be transparent in reporting our engagement and voting activities.

abrdn is committed to exercising responsible ownership with a conviction that companies adopting improving practices in corporate governance and risk management will be more successful in their core activities and deliver enhanced returns to shareholders. As owners of companies, the process of stewardship is a natural part of our investment approach as we seek to benefit from their long-term success on our clients’ behalf. Our fund managers and analysts regularly meet with the management and non-executive directors of companies in which we invest.

1.	Companies should be run to generate long-term sustainable business success

Shareholder returns are a reflection of underlying business performance, and should not be the sole objective of management and the board. We expect management and boards to focus on delivering underlying business performance and on exploiting the opportunities for value creation within their business. Success through this approach will be reflected over the long term in positive returns for shareholders.

Companies must be clear about the drivers of their business success and their strategy for maintaining and enhancing it. Investment is a forward-looking process: we seek to understand the opportunity for a business and its scope for future value-creation over the long term. In order to do this, we need clarity on past business delivery and its drivers, and on the effective track record of management; we require honest and open reporting to build confidence in that track record. We seek confidence that companies and their managements can maintain their competitive positioning and operational performance and subsequently enhance returns for investors. A clear strategy and clarity about the drivers of operational success provides the lens through which we will consider most corporate issues, not least assessing performance and risk management.

2.	Companies should maintain and protect investor rights

The interests of minority shareholders must be protected. Any major, or majority, investor should not enjoy preferential treatment. The nature of relations – particularly any related party transactions – with parent or related companies, or other major investors, must be disclosed fully. The structure of ownership or control should minimise the potential for abuse of public shareholders.

Companies should not make significant changes to their structure or nature without being fully transparent to their investors. Shareholders should have an opportunity to vote on significant corporate activity such as major transactions, and on substantial non pre-emptive share issuance. Where a transaction is with a related party, only independent shareholders should have a vote.

Even in markets where no vote is given to shareholders in these circumstances, investors need transparent disclosure of the reasons for any such major change. Companies should expect that shareholders may want to discuss and debate such proposed developments.

Diversification beyond the core skills of the business needs to be justified as it is more often than not a distraction from operational performance. All major deals need to be clearly explained and justified in the context of the pre-existing strategy, and should be subject to shareholder approval.

Related party transactions must be agreed on arm’s length terms and be made fully transparent. Where they are material, they should be subject to the approval of independent shareholders.

We encourage companies to have conservative rather than efficient balance sheets, consistent with their long-term success. Capital structures should be as simple as possible: multiple share classes should be avoided and one share should carry one vote. Companies with multiple share classes seeking to raise new capital should not expect our unconditional support.

Companies should not issue significant portions of shares unless offering these pro rata to existing shareholders.

Non pre-emptive share issuance should be kept to less than 5% a year, and should not be made to related parties without a clear explanation and a vote of independent shareholders.

There should be no artificial structures put in place to entrench management and protect companies from takeover. The best defence from hostile takeover is strong operational delivery.

3.	Companies should communicate openly and clearly

A company’s board should present a fair, balanced and understandable assessment of the company’s position and prospects – financial and non-financial – and of how it has fulfilled its responsibilities. We support the principle of full disclosure of relevant and useful information, subject to issues of commercial confidentiality and prejudice. Boilerplate disclosure should be avoided. We encourage companies to consider using the appropriate globally developed standards and would particularly encourage the use of those created by the Taskforce for Climate related Financial Disclosure (TCFD), the International Integrated Reporting Council (IIRC) and the Sustainability Accounting Standards Board (SASB).

Directors and management should make themselves available for discussions with major shareholders. We expect to have appropriate dialogue with those individuals charged with overseeing the companies in which we invest, to share our perspectives and to gain confidence that the individuals are carrying out their roles with appropriate vigour and diligence. Directors who decline appropriate requests for meetings without a clear justification or are unavailable within an appropriate timescale cannot expect that we will unconditionally support their re-election.

Honest and open reporting, including sharing bad news early, engenders trust and longer-term investment. Any public disclosure by a company should be fair and balanced, accurately reflecting the operational performance of the business and making clear any material developments. Updates on performance, where a development marks a material change from the expectations that a company has established with its investors, should not be delayed to the next regular reporting deadline. Instead, they should be made promptly, as soon as the company itself has an understanding of the situation.

Where we have confidence that this happens and will be done going forward, we will support the removal of quarterly reporting requirements. Relevant ad hoc disclosure in this way is more useful to long-term investors and builds trust much more effectively than relying on the regularity of quarterly reporting.

The introduction of global accounting standards has led to much greater investor confidence in the accounts produced by companies around the world. It has also assisted in creating consistency of reporting across companies, enabling fairer comparisons between different operating businesses. We therefore encourage companies seeking international investment to report under International Financial Reporting Standards (IFRS) or US GAAP. As a firm abrdn supports the continued development of high quality global accounting standards.

An independent audit, delivered by a respected audit firm, is a required element for investor confidence in reporting by companies. Audited reporting and financial numbers should be published ahead of any relevant shareholder meetings.

We strongly favour meaningful, transparent and informative auditor reports, giving us additional insights into the audit process and accounting outcomes. In order to demonstrate the level of independence, companies should not have the same audit firm in place for more than 20 years. We will vote against the appointment of auditors that have tenure of more than 20 years. The audit fee needs to be sufficient to pay for an appropriately in-depth assurance process. We will generally oppose moves to make savings in this respect because the costs, in terms of damage to audit effectiveness and confidence in the company’s accounts, are much more substantial.

The independence of the auditor and the standard of their work, particularly in challenging management, should be subject to regular assessment that is appropriately disclosed. Even when the individuals carrying out the audit are refreshed, we believe that the independence of the audit firm erodes over time and we will encourage an audit tender process and change of audit firm where an engagement has lasted for an extended period. The relationship with the auditor should be mediated through independent directors, most likely in the form of the audit committee or equivalent. Where we are significant shareholders, we expect to be consulted on plans to tender and replace auditors.

Companies should be consistent in their public statements, and not undermine these in private commentary to market participants or to politicians and regulators. We welcome transparency from companies about their lobbying activities and believe that good companies have nothing to hide in this respect. Similarly we encourage transparency of any political donations that companies deem appropriate – and we expect a clear explanation of why such donations are an appropriate use of corporate funds.

4.	Companies should be led and overseen by effective and genuinely independent boards

Running businesses effectively for the long term requires collaboration and cooperation. No individual or small group should have unfettered powers. Nor should they have dominant influence over the way a business is run or over major decisions about its operations or future. This means we believe that there should be a division of roles at the top of the organisation, typically between a CEO and an independent chair. The roles of CEO and Chair are different. Put most simply, they amount to running the company and running the board respectively. The board is best able to hold the CEO accountable for business performance and the delivery of value where oversight and board leadership are independent. Where these roles are combined, we will consider the particular circumstances of the company and the scope of the lead independent director role before agreeing to support any such approach.

Directors should feel that they are accountable to investors. Therefore they should regularly stand for re-election; the abrdn expectation is that this should be at a minimum frequency of every three years in order for that accountability to feel genuine. Lengthier board mandates – while not uncommon in some markets – risk divorcing directors from an appropriate sense of accountability, and so will not generally receive our support. For this reason of individual accountability to shareholders, we cannot support the election of directors who are not personally identified but are proposed as corporations. A further important element of director accountability to shareholders is that investors should have the right, both formal and informal, to propose and promote individual directors to be considered for election to the board by all shareholders.

Effective decision-making needs a mix of skills around the boardroom table and debate between diverse and different-minded individuals. A range of skills, experience and perspectives should be drawn together on the board. These include industry knowledge, experience from other sectors and relevant geographic knowledge. Independence of thought plays a crucial role in the ability of a board to generate the debate and discussion that will challenge management, help enhance business performance and improve decision-making. Regular board appraisals will help the board ensure it has the necessary mix of skills, and quality of individuals, to address the developing challenges it faces. Individual directors also need sufficient time to carry out their role effectively: we seek to ensure that all directors maintain an appropriate level of overall commitments such that allows them to be properly diligent.

It is our view that gender diversity on the board, in leadership positions and throughout the business, has positive impact on decision-making and overall performance of a company. We will take voting action at the general meetings of companies that do not demonstrate adequate consideration of the benefits of gender diversity.

Regular refreshment of the non-executive portion of a board helps draw in fresh perspectives, not least in the context of changes to business and emerging opportunities and risks. It also helps limit the danger of group-think. Thoughtful and proactive succession planning is therefore needed to ensure that a board is populated by individuals with an appropriate mix of skills, experience and perspectives. Long-serving directors, particularly on boards that have not benefited from recent refreshment, are unlikely to enjoy our support.

Boards should establish committees, populated by independent and appropriately skilled non-executive directors, to oversee (as a minimum) remuneration, audit and nomination processes. These committees should report openly on an annual basis about their activities and key decisions taken.

5.	Companies need to manage key opportunities and risks actively and effectively

As part of strategic planning, boards need to have oversight of, and clearly articulate, the key opportunities and risks affecting the sustainability of the business model. This includes having a process for, and transparent disclosure of, potential and emerging opportunities and risks and the actions being taken to address them.

The effective management of risks extends to long-term issues that are hard to measure and whose timeframe is uncertain and will include the management of environmental and social issues. We use the UN Global Compact’s four areas of focus in assessing how companies are performing in this area. Specifically we expect companies to be able to demonstrate how they manage their exposures under the following headings.

Environmental responsibility

It is generally accepted that companies are responsible for the effects of their operations and products on the environment. The steps they take to assess and reduce those impacts can lead to cost savings and reduce potential reputational damage. Companies are responsible for their impact on the climate and they face increased regulation from world governments on activities that contribute to climate change.

We expect that companies will:

•	comply with all environmental laws and regulations, or recognised international best practice as a minimum

•	identify, manage and reduce their environmental impacts

•	understand the impact of climate change along the company value chain

•	develop group-level climate policies and, where relevant, set targets to manage the impact, report on policies, practices and actions taken to reduce carbon and other environmental risks within their operations.

Employee relations

Companies that respect internationally recognised labour rights and provide safe and healthy working environments for employees are likely to reap the benefits. This approach is likely to foster a more committed and productive workforce, and help reduce damage to reputation and a company’s license to operate.

We expect companies to comply with all employment laws and regulations and adopt the International Labour Organization’s (ILO) convention as a minimum. In particular, companies will:

•	take affirmative steps to ensure that they uphold decent labour standards

•	adopt strong health and safety policies and programmes to implement such policies

•	adopt equal employment opportunity and diversity policies and a programme for ensuring compliance with such policies

•	adopt policies and programmes for investing in employee training and development

•	adopt initiatives to attract and retain talented employees, foster higher productivity and quality, and encourage in their workforce a commitment to achieving the company’s purpose

•	ensure policies are in place for a company’s suppliers that promote decent labour standards, and programmes are in place to ensure high standards of labour along supply chains

•	report regularly on its policy and implementation of managing human capital.

Human rights and international operations

Companies that operate in or source their goods from countries with a record of human rights abuse risk the safety of their staff and operations. In addition, companies may face reputational damage should they be associated with, or contribute to, the human rights abuses of such countries. We expect that companies, wherever they operate, will:

•	recognise international human rights standards, such as the UN Declaration of Human Rights

•	take affirmative steps to ensure that they have strong policies in place to respect human rights

•	introduce systems and processes to ensure company actions do not violate or infringe upon the human rights of its stakeholders, including employees, business partners and civil society

•	where appropriate, use the UN Guiding Principles on Business and Human Rights to help develop systems and mechanisms to manage human rights within business operations

•	be transparent and report on how human rights are managed and measured within business operations.

Business ethics

As institutions of wealth and influence, companies have a significant impact on the prosperity of their local communities and the wider world. At the same time, a company’s failure to conform to internationally recognised standards of business ethics on matters such as bribery and corruption, can affect its reputation and image. We expect companies to:

•	adopt best practice in relation to the impact on communities in which they operate

•	adopt stringent policies in relation to anti-bribery and corruption, to ensure high standards of business conduct are maintained

•	monitor, measure and regularly report on how these policies are implemented and managed.

•	Boards should have active oversight of internal controls to safeguard the company’s assets. Companies should invest appropriately in internal audit teams and processes. Just as with the external audit, the head of internal audit should be in direct dialogue with the independent directors, most likely in the form of the audit committee or equivalent.

6.	Pay structures should be long term and aligned with the corporate strategy

We expect remuneration committees to be robust in their approach to developing and implementing remuneration policies. The remuneration committee should comprise at least three independent non-executive directors with appropriate experience, knowledge of the business, independence and status. Remuneration committees should have a formal and transparent procedure for developing policies on executive remuneration and for determining the remuneration packages of individual directors. No executive director should be involved in setting their own remuneration.

Remuneration policies and the overall levels of pay should be aligned with strategy, attracting and retaining talent and incentivising the decisions and behaviours needed to create long-term value. The component parts of remuneration should be structured so as to link rewards to corporate and individual performance and they should be considered in the context of the remuneration policies when taken as a whole. We recognise the benefits of simplicity in forming the policy, which should clearly link outcomes to expectations for those receiving the remuneration, as well as external stakeholders. The remuneration committee should clearly demonstrate regard for the company’s employees, for wider society and be cognisant of the company’s licence to operate when considering policy and the overall level of remuneration.

A company’s annual report should contain an informative statement of remuneration policy which communicates clearly to stakeholders how it has developed and evolved. This should include details of any stress testing that may have been undertaken to understand the policy outcomes for different business scenarios. The remuneration committee should provide a clear description of the application of the policy and the outcomes achieved.

We expect details of any use of discretion to be disclosed by the remuneration committee. Its use should be justifiable, appropriate and clearly explained. We would expect policies to be sufficiently robust so that discretion is only necessary in exceptional circumstances.

Directors’ service contracts should have notice periods which do not exceed 12 months unless there is special justification. We oppose the award of additional remuneration above contractual entitlements in the event of early termination or a change in control of the company.

A company should structure performance-related pay to incentivise and reward management in a manner that is aligned with the company’s sustainable performance and risk appetite over the long term.

The performance measures used to determine performance- related pay should be disclosed and should:

•	incentivise participants to achieve above-average performance through the use of challenging targets

•	seek to measure significant improvements in the underlying financial performance of the company.

In addition, we:

•	oppose provisions for early release of rewards unless the spirit of the performance condition has been, or is likely to be, achieved

•	oppose retesting of performance conditions when grants of conditional awards are being made on a regular basis

•	encourage vesting of awards three years or longer after the period of grant

•	where vesting periods are less than 5 years, an additional holding period should be included so that the combination of vesting and holding periods is not less than 5 years

•	encourage sliding-scale performance measures

•	encourage retention of vested shares over the long term

•	oppose the repricing of share incentives that have been conditionally awarded to directors.

We oppose the use of total shareholder return and other share price-based performance measures if they are not underpinned by a challenging measure of underlying financial performance.

Where not commercially sensitive, we expect the targets set for incentive awards to be disclosed.

We oppose ex-gratia and other payments and financial awards to directors and former directors that are not within the terms of the company’s stated remuneration policy, unless such payments have been the subject of prior approval by shareholders.

PART C: OTHER INFORMATION

Item 28.	Exhibits

(a)	(1) Amended and Restated Agreement and Declaration of Trust of Registrant is incorporated by reference to Exhibit EX-99.a.1 of Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A as filed on March 13, 2008 (Accession Number 0001104659-08-017390).

(a)	Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust of Registrant is incorporated by reference to Exhibit EX-99.a.1.a of Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A as filed on June 23, 2008 (Accession Number 0001193125-08-138324) (“Post-Effective Amendment No. 2”).

(b)	Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen Global Fixed Income Fund, Aberdeen Global Small Cap Fund, Aberdeen International Focus Fund, Aberdeen International Focus Portfolio and Aberdeen Asia Bond Fund is incorporated by reference to Exhibit EX-99.a.1.c of Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A as filed on April 22, 2009 (Accession Number 0001104659-09-025445).

(c)	Certificate of Establishment and Designation of Additional Series and Share Class of Aberdeen Funds establishing the Aberdeen Emerging Markets Institutional Fund is incorporated by reference to Exhibit EX-99.a.1.d of Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A as filed on July 20, 2009 (Accession Number 0001104659-09-043743) (“Post-Effective Amendment No. 14”).

(d)	Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund and Institutional Service Class for the Aberdeen International Equity Institutional Fund, Aberdeen Asia Bond Institutional Fund and Aberdeen Emerging Markets Institutional Fund is incorporated by reference to Exhibit EX-99.a.1.d of Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A as filed on October 28, 2009 (Accession Number 0001135428-09-000523).

(e)	Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen Emerging Markets Debt Local Currency Fund, Aberdeen Global High Yield Bond Fund and Aberdeen Ultra-Short Duration Bond Fund is incorporated by reference to Exhibit EX-99.a.1.f of Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A as filed on October 4, 2010 (Accession Number 0001104659-10-051121) (“Post-Effective Amendment No. 28”).

(f)	Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen U.S. Equity I Fund and Aberdeen U.S. Equity II Fund is incorporated by reference to Exhibit EX-99.a.1.g of Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A as filed on August 12, 2011 (Accession Number 0001104659-11-046544) (“Post-Effective Amendment No. 39”).

(g)	Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen U.S. High Yield Bond Fund is incorporated by reference to Exhibit EX-99.a.1.g of Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A as filed on December 15, 2011 (Accession Number 0001104659-11-069674) (“Post-Effective Amendment No. 43”).

(h)	Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen Emerging Markets Debt Fund is incorporated by reference to Exhibit EX-99.a.1.j of Post-Effective Amendment No.47 to the Registrant’s Registration Statement on Form N-1A as filed on June 15, 2012 (Accession Number 0001104659-12-043873) (“Post-Effective Amendment No. 47”).

(i)	Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen Alternative Strategies Fund and Aberdeen Alternative Strategies Fund II is incorporated by reference to Exhibit EX-99.a.1.k of Post-Effective Amendment No. 67 to the Registrant’s Registration Statement on Form N-1A as filed on October 15, 2015 (Accession Number 0001104659-15-070904) (“Post-Effective Amendment No. 67”).

(j)	Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen U.S. Mid Cap Equity Fund is incorporated by reference to Exhibit EX-99.a.1.n of Post-Effective Amendment No. 72 to the Registrant’s Registration Statement on Form N-1A as filed on February 29, 2016 (Accession Number 0001104659-16-101125) (“Post-Effective Amendment No. 72”).

(k)	Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen Dynamic Dividend Fund, Aberdeen Global Infrastructure Fund, Aberdeen High Yield Managed Duration Municipal Fund, Aberdeen International Real Estate Equity Fund, Aberdeen Realty Income & Growth Fund, Aberdeen Income Builder Fund and Aberdeen Ultra Short Municipal Income Fund is incorporated by reference to Exhibit EX-99.a.1.l of Post-Effective Amendment No. 86 to the Registrant’s Registration Statement on Form N-1A as filed on March 7, 2018 (Accession Number 0001104659-18-015555) (“Post-Effective Amendment No. 86”).

(l)	Certificate of Establishment and Designation of Additional Share Class of Aberdeen Funds establishing Class A1 shares of the Aberdeen Ultra Short Municipal Income Fund is incorporated by reference to Exhibit EX-99.a.1.m of Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on Form N-1A as filed on February 28, 2019 (Accession No. 0001104659-19-011471) (“Post-Effective Amendment No. 90”).

(m)	Certificate of Establishment and Designation of Additional Share Class of Aberdeen Funds establishing Class C shares of the Aberdeen Short Duration High Yield Municipal Fund is incorporated by reference to Exhibit EX-99.a.1.m of Post-Effective Amendment No. 101 to the Registrant’s Registration Statement on Form N-1A as filed on October 19, 2020 (Accession No. 0001104659-20-116041)(“Post-Effective Amendment No. 101”).

(n)	Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen International Sustainable Leaders Fund, Aberdeen Global Equity Impact Fund and Aberdeen Global High Income Fund is incorporated by reference to Exhibit EX-99.a.1.n of Post-Effective Amendment No. 108 to the Registrant’s Registration Statement on Form N-1A as filed on August 24, 2021 (Accession No. 0001104659-21-108881) (“Post-Effective Amendment No. 108”).

(2) Certificate of Trust of Registrant, as filed with the Office of the Secretary of State of the State of Delaware on September 27, 2007, is incorporated by reference to the Registrant’s Registration Statement on Form N-1A as filed on October 12, 2007 (Accession Number 0001137439-07-000471).

(b)	Amended and Restated By-Laws of Registrant are incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A as filed on January 18, 2008 (Accession Number 0001386893-08-000026).

(c)	(1) See Article III, “Shares,” and Article V, “Shareholders’ Voting Powers and Meetings,” of Registrant’s Amended and Restated Agreement and Declaration of Trust.

(2) See Article II, “Meetings of Shareholders,” of Registrant’s Amended and Restated By-Laws.

(d)	(1) Investment Advisory Agreement dated February 7, 2008 between Registrant and Aberdeen Standard Investments Inc. (formerly, Aberdeen Asset Management Inc.) (“ASI”) (the “2008 Advisory Agreement”) is incorporated by reference to Exhibit EX-99.d.1 of Post-Effective Amendment No. 2 filed on June 23, 2008.

(a)	Form of Amendment and Amended Exhibit A to the 2008 Advisory Agreement between Registrant and ASI is incorporated by reference to Exhibit EX-99.d.1.a of Post-Effective Amendment No. 109 to the Registrant’s Registration Statement on Form N-1A as filed on December 23, 2021 (Accession Number 0001104659-21-153137) (“Post-Effective Amendment No. 109”).

(2) Subadvisory Agreement between Registrant, ASI and abrdn Asia Limited (formerly, Aberdeen Standard Investments (Asia) Limited and Aberdeen Asset Management Asia Limited) (“abrdn Asia”) is incorporated by reference to Exhibit EX-99.d.3 of Post-Effective Amendment No. 28 filed on October 4, 2010.

(a)	Form of Amended Exhibit A to the Subadvisory Agreement among Registrant, ASI and abrdn Asia is incorporated by reference to Exhibit EX-99.d.2.a of Post-Effective Amendment No. 104 to the Registrant’s Registration Statement on Form N-1A as filed on February 26, 2021 (Accession Number 0001104659-21-029250) (“Post-Effective Amendment No. 104”).

(3) Subadvisory Agreement between Registrant, ASI and Aberdeen Asset Managers Limited (“AAML”) is incorporated by reference to Exhibit EX-99.d.3 of Post-Effective Amendment No. 47 filed on June 15, 2012.

(a)	Form of Amended Exhibit A to the Subadvisory Agreement between Registrant, ASI and AAML is incorporated by reference to Exhibit EX-99.d.3.a of Post-Effective Amendment No. 109 filed on December 23, 2021.

(4) Investment Advisory Agreement between Registrant and ASI with respect to the Aberdeen Dynamic Dividend Fund, Aberdeen Global Infrastructure Fund, Aberdeen High Yield Managed Duration Municipal Fund, Aberdeen International Real Estate Equity Fund, Aberdeen Realty Income & Growth Fund, Aberdeen Income Builder Fund and Aberdeen Ultra Short Municipal Income Fund (the “2018 Advisory Agreement”) is incorporated by reference to Exhibit EX-99.d.5 of Post-Effective Amendment No. 90 filed on February 28, 2019.

(a)	First Amendment and Amended Exhibit A to the 2018 Advisory Agreement between Registrant and ASI is incorporated by reference to Exhibit EX-99.d.5.a of Post-Effective Amendment No. 90 filed on February 28, 2019.

(b)	Second Amendment and Amended Exhibit A to the 2018 Advisory Agreement between Registrant and ASI is incorporated by reference to Exhibit EX-99.d.5.b of Post-Effective Amendment No. 98 filed on February 28, 2020.

(c)	Third Amendment and Amended Exhibit A to the 2018 Advisory Agreement between Registrant and ASI is incorporated by reference to Exhibit EX-99.d.5.c of Post-Effective Amendment No. 108 filed on August 24, 2021.

(5)   Subadvisory Agreement between Registrant, ASI and AAML with respect to the Aberdeen Dynamic Dividend Fund, Aberdeen Global Infrastructure Fund, Aberdeen International Real Estate Equity Fund and Aberdeen Realty Income & Growth Fund is incorporated by reference to Exhibit EX-99.d.6 of Post-Effective Amendment No. 90 filed on February 28, 2019.

(a)	Form of Amendment and Amended Exhibit A to the 2018 Subadvisory Agreement is incorporated by reference to Exhibit EX-99.d.5.a of Post-Effective Amendment No. 109 filed on December 23, 2021.

(e)	(1) Underwriting Agreement between Registrant and Aberdeen Fund Distributors, LLC is incorporated by reference to Exhibit EX-99.e.1 of Post-Effective Amendment No. 2 filed on June 23, 2008.

(a)	Amended and Restated Schedule A to the Underwriting Agreement between Registrant and Aberdeen Fund Distributors, LLC is incorporated by reference to Exhibit EX-99.e.1.a of Post-Effective Amendment No. 109 filed on December 23, 2021.

(2) Form of Dealer Agreement is incorporated by reference to Exhibit EX-99.e.2 of Post-Effective Amendment No. 90 filed on February 28, 2019.

(f)	Not Applicable.

(g)	(1) Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company is incorporated by reference to Exhibit EX-99.g of Post-Effective Amendment No. 26 to the Registrant’s Registration Statement on Form N-1A as filed on July 12, 2010 (Accession Number 0001104659-10-037599) (“Post-Effective Amendment No. 26”).

(a)	Amendment dated March 5, 2014 to the Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company is incorporated by reference to Exhibit EX-99.g.1.a of Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A as filed on February 27, 2015 (Accession Number 0001104659-15-015103) (“Post-Effective Amendment No. 63”).

(b)	Form of Funds Letter and Form of Amended Appendix A to the Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company is incorporated by reference to Exhibit EX-99.g.1.b of Post-Effective Amendment No. 109 filed on December 23, 2021.

(h)	(1) Amended and Restated Fund Administration Agreement between Registrant and ASI dated March 6, 2018 is incorporated by reference to Exhibit EX-99.h.1 of Post-Effective Amendment No. 90 filed on February 28, 2019.

(a)	Amended Exhibit B to the Fund Administration Agreement between Registrant and ASI is incorporated by reference to Exhibit EX-99.h.1.a of Post-Effective Amendment No. 109 filed on December 23, 2021..

(2) Transfer Agency and Service Agreement between Registrant and DST Asset Manager Solutions, Inc. (formerly, Boston Financial Data Services, Inc.) is incorporated by reference to Exhibit EX-99.h.2 of Post-Effective Amendment No. 39 filed on August 12, 2011.

(a)	Amendment dated September 18, 2014 to the Transfer Agency and Service Agreement between Registrant and DST Asset Manager Solutions, Inc. is incorporated by reference to Exhibit EX-99.h.2.a of Post-Effective Amendment No. 63 filed on February 27, 2015.

(b)	Amendment dated February 3, 2015 to the Transfer Agency and Service Agreement between Registrant and DST Asset Manager Solutions, Inc. is incorporated by reference to Exhibit EX-99.h.2.b of Post-Effective Amendment No. 63 filed on February 27, 2015.

(c)	Amendment dated December 11, 2015 to the Transfer Agency and Service Agreement between Registrant and DST Asset Manager Solutions, Inc. is incorporated by reference to Exhibit EX-99.h.2.d of Post-Effective Amendment No. 72 filed on February 29, 2016.

(d)	Amendment dated June 1, 2020 to the Transfer Agency and Service Agreement between Registrant and DST Asset Manager Solutions, Inc. is incorporated by reference to Exhibit EX-99.h.2.d of Post-Effective Amendment No. 100 to the Registrant’s Registration Statement on Form N-1A as filed on September 25, 2020 (Accession Number 0001104659-20-108872) (“Post-Effective Amendment No. 100”).

(e)	Form of Amended Schedule A to the Transfer Agency and Service Agreement between Registrant and DST Asset Manager Solutions, Inc. is incorporated by reference to Exhibit EX-99.h.2.e of Post-Effective Amendment No. 109 filed on December 23, 2021..

(3) Sub-Administration Agreement between ASI and State Street Bank and Trust Company is incorporated by reference to Exhibit EX-99.h.3 of Post-Effective Amendment No. 26 filed on July 12, 2010.

(a)	Funds Letter and Amended Schedule A to the Sub-Administration Agreement between ASI and State Street Bank and Trust Company for the addition of Aberdeen Dynamic Dividend Fund, Aberdeen Global Infrastructure Fund, Aberdeen High Yield Managed Duration Municipal Fund, Aberdeen International Real Estate Equity Fund, Aberdeen Realty Income & Growth Fund, Aberdeen Income Builder Fund and Aberdeen Ultra Short Municipal Income Fund is incorporated by reference to Exhibit EX-99.h.3.a of Post-Effective Amendment No. 90 filed on February 28, 2019.

(b)	Amendment to Sub-Administration Agreement dated June 29, 2018 is incorporated by reference to Exhibit EX-99.h.3.b of Post-Effective Amendment No. 90 filed on February 28, 2019.

(c)	Amendment to the Sub-Administration Agreement dated August 24, 2018 is incorporated by reference to Exhibit EX-99.h.3.c of Post-Effective Amendment No. 90 filed on February 28, 2019.

(d)	Amendment to the Sub-Administration Agreement dated June 1, 2020 is incorporated by reference to Exhibit EX-99.h.3.d of Post-Effective Amendment No. 100 filed on September 25, 2020.

(e)	Form of Funds Letter and Form of Amended Schedule A to the Sub-Administration Agreement between ASI and State Street Bank and Trust Company is incorporated by reference to Exhibit EX-99.h.3.e of Post-Effective Amendment No. 109 filed on December 23, 2021.

(4) Administrative Services Plan is incorporated by reference to Exhibit EX-99.h.4 of Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-1A as filed on February 6, 2009 (Accession Number 0001386893-09-000028).

(a)	Tenth Amendment and Amended Exhibit A to the Administrative Services Plan is incorporated by reference to Exhibit EX-99.h.4.a of Post-Effective Amendment No. 100 filed on September 25, 2020.

(5) Form of Servicing Agreement is incorporated by reference to Exhibit EX-99.h.5 of Post-Effective Amendment No. 90 filed on February 28, 2019.

(6) Amended and Restated Expense Limitation Agreement is incorporated by reference to Exhibit EX-99.h.6 of Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A as filed on December 29, 2016 (Accession Number 0001104659-16-164234) (“Post-Effective Amendment No. 77”).

(a)	Form of Amended Exhibit A to the Amended and Restated Expense Limitation Agreement is incorporated by reference to Exhibit EX-99.h.6.a of Post-Effective Amendment No. 109 filed on December 23, 2021.

(7)  Expense Limitation Agreement between the Registrant and ASI with respect to the Aberdeen Dynamic Dividend Fund, Aberdeen Global Infrastructure Fund, Aberdeen High Yield Managed Duration Municipal Fund, Aberdeen International Real Estate Equity Fund, Aberdeen Realty Income & Growth Fund, Aberdeen Income Builder Fund and Aberdeen Ultra Short Municipal Income Fund is incorporated by reference to Exhibit EX-99.h.7 of Post-Effective Amendment No. 90 filed on February 28, 2019.

(a)	Amended and Restated Exhibit A to the Expense Limitation Agreement between the Registrant and ASI with respect to the Aberdeen Dynamic Dividend Fund, Aberdeen Global Infrastructure Fund, Aberdeen High Yield Managed Duration Municipal Fund, Aberdeen International Real Estate Equity Fund, Aberdeen Realty Income & Growth Fund and Aberdeen Ultra Short Municipal Income Fund is incorporated by reference to Exhibit EX-99.h.6.a of Post-Effective Amendment No. 104 filed on February 26, 2021.

(i)	(1) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for initial 26 Funds (Stradley Ronon Stevens & Young, LLP) is incorporated by reference to Exhibit EX-99.i of Post-Effective Amendment No. 2 filed on June 23, 2008.

(2) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for the Aberdeen Asia Bond Institutional Fund, Aberdeen Global Fixed Income Fund, Aberdeen Global Small Cap Fund and Aberdeen International Equity Institutional Fund (Stradley Ronon Stevens & Young, LLP) is incorporated by reference to Exhibit EX-99.i.3 of Post-Effective Amendment No. 14 filed on July 20, 2009.

(3) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for the Aberdeen Emerging Markets Institutional Fund (Stradley Ronon Stevens & Young, LLP) is incorporated by reference to Exhibit EX-99.i.4 of Post-Effective Amendment No. 14 filed on July 20, 2009.

(4) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for the Institutional Service Class Shares of Aberdeen Asia Bond Institutional Fund, Aberdeen International Equity Institutional Fund and Aberdeen Emerging Markets Institutional Fund (Stradley Ronon Stevens & Young, LLP) is incorporated by reference to Exhibit EX-99.i.5 of Post-Effective Amendment No. 21 to the Registrant’s Registration Statement on Form N-1A as filed on November 6, 2009 (Accession Number 0001421877-09-000283) (“Post-Effective Amendment No. 21”).

(5) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for the Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund (Stradley Ronon Stevens & Young, LLP) is incorporated by reference to Exhibit EX-99.i.6 of Post-Effective Amendment No. 21 filed on November 6, 2009.

(6) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for the Aberdeen Emerging Markets Debt Local Currency Fund, Aberdeen Global High Yield Bond Fund and Aberdeen Ultra-Short Duration Bond Fund is incorporated by reference to Exhibit EX-99.i.7 of Post-Effective Amendment No. 28 filed on October 4, 2010.

(7) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for the Aberdeen U.S. Equity I Fund and Aberdeen U.S. Equity II Fund is incorporated by reference to Exhibit EX-99.i.7 of Post-Effective Amendment No. 39 filed on August 12, 2011.

(8) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for the Aberdeen U.S. High Yield Bond Fund is incorporated by reference to Exhibit EX-99.i.10 of Post-Effective Amendment No. 43 filed on December 15, 2011.

(9) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for the Aberdeen Emerging Markets Debt Fund is incorporated by reference to Exhibit EX 99.i.11 of Post-Effective Amendment No. 47 filed on June 15, 2012.

(10) Opinion and Consent of Counsel that Class R, Institutional Class and Institutional Service Class shares will be legally issued, fully paid and non-assessable for the Aberdeen Tax-Free Income Fund is incorporated by reference to Exhibit EX-99.i.13 of Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A as filed on February 25, 2013 (Accession Number 0001104659-13-013870) (“Post-Effective Amendment No. 56”).

(11) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for the Aberdeen U.S. Mid Cap Equity Fund is incorporated by reference to Exhibit EX-99.i.15 of Post-Effective Amendment No. 72 filed on February 29, 2016.

(12) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for the Class T shares of the Registrant is incorporated by reference to Exhibit EX-99.i.14 of Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A as filed on February 28, 2017 (Accession Number 0001104659-17-012584).

(13) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for the Aberdeen Dynamic Dividend Fund, Aberdeen Global Infrastructure Fund, Aberdeen High Yield Managed Duration Municipal Fund, Aberdeen International Real Estate Equity Fund, Aberdeen Realty Income & Growth Fund, Aberdeen Income Builder Fund and Aberdeen Ultra Short Municipal Income Fund is incorporated by reference to Exhibit EX-99.i.14 of Post-Effective Amendment No. 86 filed on March 7, 2018.

(14) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for Class C shares of the Aberdeen Short Duration High Yield Municipal Fund is incorporated by reference to Exhibit EX-99i.14 of Post-Effective Amendment No. 103 filed on December 18, 2020 (Accession No. 0001104659-20-137338) (“Post-Effective Amendment No. 103”).

(15) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for the Aberdeen International Sustainable Leaders Fund, Aberdeen Global Equity Impact Fund and Aberdeen Global High Income Fund is filed is incorporated by reference to Exhibit EX-99i.15 of Post-Effective Amendment No. 108 filed on August 24, 2021.

(16) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for the abrdn EM SMA Completion Fund to be filed by amendment.

(j)	Consent of independent registered public accounting firm to be filed by amendment.

(k)	Not Applicable.

(l)	Initial Capital Agreement between Registrant and ASI is incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s initial Registration Statement on Form N-1A as filed on February 5, 2008 (Accession Number 000137439-08-000064).

(m)	Amended Distribution Plan is incorporated by reference to Exhibit EX-99.m of Post-Effective Amendment No. 108 filed on August 24, 2021.

(n)	Amended Rule 18f-3 Plan is incorporated by reference to Exhibit EX-99.n of Post-Effective Amendment No. 104 filed on February 26, 2021

(o)	Reserved.

(p)	(1) Code of Ethics of Registrant is incorporated by reference to Exhibit EX-99.p.1 of Post-Effective Amendment No. 100 filed on September 25, 2020.

(2)  Code of Ethics of ASI, AAML, abrdn Asia and Aberdeen Fund Distributors, LLC is incorporated by reference to Exhibit EX-99.p.2 of Post-Effective Amendment No. 90 filed on February 28, 2019.

(q)	(1) Power of Attorney with respect to the Trust for P. Gerald Malone, Warren C. Smith, Rahn K. Porter, Martin Gilbert, Radhika Ajmera, Neville Miles and Steven N. Rappaport is incorporated by reference to Exhibit EX-99.q.1 of Post-Effective Amendment No. 98 filed on February 28, 2020.

(2) Power of Attorney with respect to the Trust for Bev Hendry and Andrea Melia is incorporated by reference to Exhibit EX-99.q.2 of Post-Effective Amendment No. 98 filed on February 28, 2020.

(3) Power of Attorney with respect to the Trust for Stephen Bird is incorporated by reference to Exhibit EX-99.3 of Post-Effective Amendment No. 109 filed on December 23, 2021.

Item 29.	Persons Controlled by or under Common Control with Registrant.

No person is controlled by or under common control with the Registrant.

Item 30.	Indemnification

(a)	Article VII, Section 2 of the Registrant’s Agreement and Declaration of Trust (“Trust Declaration”) provides that the Registrant (the “Trust”), out of the Trust Property, shall indemnify and hold harmless each and every officer and trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or trustee’s performance of his or her duties as an officer or trustee of the Trust. This limitation on liability applies to events occurring at the time a person serves as a trustee or officer of the Trust whether or not such person is a trustee or officer at the time of any proceeding in which liability is asserted. Nothing in the Trust Declaration shall indemnify, hold harmless or protect any officer or trustee from or against any liability to the Trust or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office (such conduct referred to herein as “Disqualifying Conduct”).

For the purpose of this indemnification and limitation of liability, “Agent” means any person who is or was a trustee, officer, employee or other agent of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or other agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise; “Proceeding” means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative. To the fullest extent that limitations on the liability of Agents are permitted by the Delaware Statutory Trust Act, as amended, and other applicable law, the Agents shall not be responsible or liable in any event for any act or omission of any other Agent of the Trust or any investment adviser or principal underwriter of the Trust. No amendment or repeal of Article VII of the Trust Declaration regarding indemnification shall adversely affect any right or protection of an Agent that exists at the time of such amendment or repeal.

(b)	The Registrant’s Trust Declaration provides that to the fullest extent permitted by applicable law, the officers and Trustees shall be entitled and have the authority to purchase with Trust Property, insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which such Person becomes involved by virtue of such Person’s capacity or former capacity with the Trust, whether or not the Trust would have the power to indemnify such Person against such liability under the provisions of Article VII of the Trust Declaration.

(c)	In addition, indemnification against certain liabilities of the Registrant’s trustees and officers and the Registrant’s sub-advisers, administrator, principal underwriter and custodian are provided in: (1) Section 7(b) of each Investment Advisory Agreement between the Registrant and Aberdeen Standard Investments Inc. (formerly, Aberdeen Asset Management, Inc.) (“ASI”); (2) Section 10 of the Sub-Advisory Agreements among the Registrant, ASI and each of the following sub-advisers: (a) abrdn Asia Limited (formerly known as Aberdeen Standard Investments (Asia) Limited and Aberdeen Asset Management Asia Limited) and (b) Aberdeen Asset Managers Limited; (3) Section 9(a) and (b) of the Underwriting Agreement between the Registrant and Aberdeen Fund Distributors, LLC; (4) Section 8 of the Transfer Agency and Service Agreement between the Registrant and DST Asset Manager Solutions; and (5) Section 17 of the Amended and Restated Master Custodian Agreement between the Registrant and State Street Bank and Trust Company. Generally, such indemnification does not apply to any liabilities by reason of willful misfeasance, bad faith or gross negligence and reckless disregard of duties. These Agreements are incorporated herein by reference to Item 28.

Item 31.	Business and Other Connections of the Investment Adviser.

The Registrant’s investment adviser, Aberdeen Standard Investments Inc. (formerly, Aberdeen Asset Management Inc.) (“ASI”), is a Delaware corporation. In addition to providing investment advisory services to registered management investment companies, ASI provides investment advisory services to individual accounts. Additional information as to ASI and the directors and officers of ASI is included in ASI’s Form ADV filed with the U.S. Securities and Exchange Commission (“SEC”) (File No. 801-49966), which is incorporated herein by reference and sets forth the officers and directors of ASI and information as to any business, profession, vocation or employment of a substantial nature engaged in by ASI and such officers and directors during the past two years.

The Registrant’s subadviser, Aberdeen Asset Managers Limited (“AAML”), is a Scottish company. Additional information as to AAML and the directors and officers of AAML is included in AAML’s Form ADV filed with the SEC (File No. 801-75074), which is incorporated herein by reference and sets forth the officers and directors of AAML and information as to any business, profession, vocation or employment of a substantial nature engaged in by AAML and such officers and directors during the past two years.

The Registrant’s subadviser, abrdn Asia Limited (formerly known as Aberdeen Standard Investments (Asia) Limited and Aberdeen Asset Management Asia Limited) (“abrdn Asia”), is a Singapore corporation. Additional information as to abrdn Asia and the directors and officers of abrdn Asia is included in abrdn Asia’s Form ADV filed with the SEC (File No. 801-62020), which is incorporated herein by reference and sets forth the officers and directors of abrdn Asia and information as to any business, profession, vocation or employment of a substantial nature engaged in by abrdn Asia and such officers and directors during the past two years.

Item 32.	Principal Underwriters.

(a)                                 Aberdeen Fund Distributors, LLC (the “Distributor”) acts as principal underwriter for the Registrant and each of its series. The Distributor also serves as the principal underwriter for Aberdeen Investment Funds.

(b)

Name	Position with Underwriter	Position with Registrant
Mickey Janvier 1900 Market Street, Suite 200 Philadelphia, PA 19103	Chief Executive Officer	None
Kristen Cammarata 1900 Market Street, Suite 200 Philadelphia, PA 19103	Chief Compliance Officer	None
Chad Kirschenblatt 100 Quentin Roosevelt Blvd. Suite 516 Garden City, NY 11530	Financial Operations Principal	None

(c)                                  Not Applicable.

Item 33.	Location of Accounts and Records.

For all series of the Trust, all accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder will be maintained at the offices of DST Asset Manager Solutions, 430 W. 7th Street, Ste. 219534, Kansas City, MO 64105-1407 with the exception of those maintained by the Registrant’s investment adviser, Aberdeen Standard Investments Inc. at 1900 Market Street, Suite 200, Philadelphia, PA 19103.

Item 34.	Management Services.

Not Applicable.

Item 35.	Undertakings.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the provisions described in response to Item 30, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 110 to be signed on its behalf by the undersigned, duly authorized, in the City of Philadelphia, and the Commonwealth of Pennsylvania on the 23rd day of February, 2022.

Aberdeen Funds
Registrant

By:	/s/ Bev Hendry
Bev Hendry
President of Aberdeen Funds

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the date indicated.

	Name	Title	Date

	/s/ Bev Hendry	President and Chief Executive Officer	February 23, 2022
Bev Hendry

	/s/ Andrea Melia	Treasurer, Chief Financial Officer And Principal Accounting Officer	February 23, 2022
Andrea Melia

	/s/ P. Gerald Malone(1)	Chairman of the Board	February 23, 2022
P. Gerald Malone

	/s/ Warren C. Smith(1)	Trustee	February 23, 2022
Warren C. Smith

	/s/ Rahn K. Porter(1)	Trustee	February 23, 2022
Rahn K. Porter

	/s/ Stephen Bird(1)	Trustee	February 23, 2022
Stephen Bird(1)

	/s/ Radhika Ajmera(1)	Trustee	February 23, 2022
Radhika Ajmera

	/s/ Neville Miles(1)	Trustee	February 23, 2022
Neville Miles

	/s/ Steven N. Rappaport(1)	Trustee	February 23, 2022
Steven N. Rappaport

By:	/s/ Lucia Sitar
Lucia Sitar
Attorney In Fact

(1)	Pursuant to a power of attorney.